                                                                   EXHIBIT 10.19


                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                     LET'S TALK CELLULAR & WIRELESS, INC.,

                               MERGER SUB 1, INC.

                               MERGER SUB 2, INC.

                           TELEPHONE WAREHOUSE, INC.

                        NATIONAL CELLULAR, INCORPORATED

                                      AND

                         TEXAS CELLULAR PARTNERS, L.P.

                           DATED AS OF JUNE 27, 1997
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               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

          AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of the 27th day of June, 1997, by and among LET'S TALK CELLULAR & WIRELESS, INC., a Florida corporation f/k/a Let's Talk Cellular of America, Inc. ("LTC"), MERGER SUB 1, INC., a Delaware corporation ("Merger Sub 1"), MERGER SUB 2, INC., a Texas corporation ("Merger Sub 2" and collectively with Merger Sub 1, the "Buyers"), TELEPHONE WAREHOUSE, INC., a Delaware corporation ("TWI"), NATIONAL CELLULAR, INCORPORATED, a Texas corporation ("NCI") and TEXAS CELLULAR PARTNERS, L.P., a Delaware limited partnership ("TCP"). Terms used herein and not otherwise defined shall have the meanings set forth in Section 11.3 hereof.

          WHEREAS, Merger Sub 1 desires to merge with and into TWI and TWI desires that Merger Sub 1 be merged with and into TWI (the "TWI Merger"), so that TWI will be the surviving corporation, all upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware;

          WHEREAS, Merger Sub 2 desires to merge with and into NCI and NCI desires that Merger Sub 2 be merged with and into NCI (the "NCI Merger" and collectively with the TWI Merger, the "Mergers"), so that NCI will be the surviving corporation, all upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Texas; and

          WHEREAS, the parties hereto have previously executed an Agreement and Plan of Merger on April 11, 1997 and now desire to amend and restate such agreement to amend certain provisions thereof.

          NOW, THEREFORE, in consideration of the representations and warranties, covenants and agreements, and subject to the conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  THE MERGERS

          1.1 TWI Merger. At the Effective Time, (i) Merger Sub 1 shall be merged with and into TWI on the terms and in accordance with the provisions contained in this Agreement; (ii) the separate corporate existence of Merger Sub 1 shall cease; (iii) the corporate existence of TWI shall continue under the laws of the State of Delaware unaffected and unimpaired by the TWI Merger; and (iv) TWI shall be the surviving corporation of the TWI Merger. At the Effective Time, all of the assets and properties of Merger Sub 1, whether real, personal or mixed, and whether tangible or intangible, and all of the liabilities and obligations of Merger Sub 1, whether fixed or contingent, shall vest in TWI as the surviving corporation, without any further action of either Merger Sub 1 or TWI. From and after the Effective Time, TWI shall (i) possess all of the
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rights, privileges, immunities, franchises (both public and private), assets and properties whether real, personal or mixed, and (ii) shall be responsible and liable for all of the liabilities and obligations of Merger Sub 1.

          1.2 NCI Merger. At the Effective Time, (i) Merger Sub 2 shall be merged with and into NCI on the terms and in accordance with the provisions contained in this Agreement; (ii) the separate corporate existence of Merger Sub 2 shall cease; (iii) the corporate existence of NCI shall continue under the laws of the State of Texas unaffected and unimpaired by the NCI Merger; and
(iv) NCI shall be the surviving corporation of the NCI Merger. At the Effective Time, all of the assets and properties of Merger Sub 2, whether real, personal or mixed, and whether tangible or intangible, and all of the liabilities and obligations of Merger Sub 2, whether fixed or contingent, shall vest in NCI as the surviving corporation, without any further action of either Merger Sub 2 or NCI. From and after the Effective Time, NCI shall (i) possess all of the rights, privileges, immunities, franchises (both public and private), assets and properties (whether real, personal or mixed and whether tangible or intangible) of Merger Sub 2; and (ii) shall be responsible and liable for all of the liabilities and obligations of Merger Sub 2.

          1.3 Filing. As soon as practicable following fulfillment of the conditions specified in Article VII and Article VIII hereof, and provided that the Agreement has not been terminated and abandoned pursuant to Article X hereof, (i) TWI and Merger Sub 1 will cause an executed counterpart of a certificate of merger to be filed with the Secretary of State of Delaware, and
(ii) NCI and Merger Sub 2 will cause an executed counterpart of articles of merger to be filed with the Secretary of the State of Texas.

          1.4 Effective Time of the Mergers. The term "Effective Time" as used herein is defined to mean the time that the filing of the certificate of merger with the Secretary of State of Delaware (as to the TWI Merger) and the filing of the articles of merger with the Secretary of State of Texas (as to the NCI Merger) are completed.

          1.5 Conversion of Shares. At the Effective Time, (i) each issued and outstanding share of Common Stock of TWI shall be converted into 276.295 shares of Common Stock of LTC, (ii) each issued and outstanding share of common stock of Merger Sub 1 shall be converted into one share common stock of TWI, as the surviving corporation of the TWI Merger; (iii) each issued and outstanding share of common stock of NCI shall be converted into 276.295 shares of common stock of LTC, and (iv) each issued and outstanding share of common stock of Merger Sub 2 shall be converted into one share of common stock of NCI, as the surviving corporation of the NCI Merger.

          1.6 Certificate of Incorporation and Bylaws. The certificate of incorporation and bylaws of TWI in effect at the Effective Time shall be the certificate of incorporation and bylaws of the surviving corporation of the TWI Merger. The articles of incorporation and bylaws of NCI in effect at the Effective Time shall be the articles of incorporation and bylaws of the surviving corporation of the NCI Merger.

          1.7 Officers and Directors. The officers of TWI in effect at the Effective Time shall be the officers of the surviving corporation of the TWI Merger. The directors of the surviving


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corporation of the TWI Merger shall be Nicholas Molina, Brett Beveridge and
Douglas Berman. The officers of NCI in effect at the Effective Time shall be the officers and directors of the surviving corporation of the NCI Merger. The directors of the surviving corporation of the NCI Merger shall be Nicholas Molina, Brett Beveridge and Douglas Berman.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF TCP, TWI AND NCI

          TCP, TWI and NCI, jointly and severally, represent and warrant to the Buyers as of the date hereof and as of the Closing Date:

          2.1 Organization, Etc. Each of TWI and NCI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and proposed to be conducted, and to own, operate and lease its properties and assets. Each of TWI and NCI is duly qualified or licensed to do business and is in corporate and tax good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties require it to be so qualified or licensed, except where the failure to be so qualified or licensed would not have a Material Adverse Effect.

          2.2     Subsidiaries. Neither TWI nor NCI has any subsidiaries.

          2.3 Stock Record Books. The stock record books of TWI and NCI which have been delivered to LTC for inspection prior to the date hereof are complete and correct in all material respects. The issued and outstanding capital stock of each of TWI and NCI is 1,000 shares of Common Stock issued to Texas Cellular Partners, L.P. There are no shares of capital stock of TWI or NCI held in the treasury of TWI or NCI and no shares of capital stock of TWI or NCI are currently reserved for issuance for any purpose or upon the occurrence of any event or condition.

          2.4 Title to Stock. All of the outstanding shares of capital stock of TWI and NCI are owned by TCP free of all Liens and Contracts, except for Liens in favor of NationsCredit Commercial Corporation and Mr. Ronald L. Koonsman, and have been issued in compliance with all applicable securities laws. Neither TWI nor NCI is a party to any outstanding Contract with any other Person to purchase, redeem or otherwise acquire any outstanding capital stock of TWI or NCI. Neither TWI nor NCI has redeemed any securities in violation of any Contract or Regulation (including, without limitation, any state or federal securities laws). All of the outstanding shares of the capital stock of TWI and NCI are owned by TCP, are duly authorized, validly issued, fully paid and nonassessable.

          2.5     Authorization.

                  (a) TWI and NCI each have full power and authority to enter into this Agreement and the agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement


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and all other agreements and transactions contemplated hereby have been duly authorized by the respective boards of directors and shareholders of TWI and NCI and no other corporate proceedings on their respective parts are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by TWI and NCI each constitutes a legal, valid and binding obligation of TWI and NCI, enforceable against TWI and NCI in accordance with its terms.

                  (b) TCP is the sole owner of and has full right, power and authority to sell the capital stock of TWI and NCI. TCP has full partnership power and authority to enter into this Agreement and the agreements contemplated hereby and to deliver the shares of outstanding capital stock of TWI and NCI and the certificates evidencing such shares to LTC as provided for herein, free and clear of all Liens, except for Liens in favor of NationsCredit Commercial Corporation and Mr. Ronald L. Koonsman. This Agreement and all other agreements contemplated hereby to be entered into by TCP each constitute a legal, valid and binding obligation of TCP enforceable against TCP in accordance with its terms.

          2.6 Options and Rights. At the Closing Date there shall be no outstanding Options with respect to TWI's or NCI's outstanding capital stock or TCP's partnership interests, except the warrant issued to NationsCredit Commercial Corporation. There are no existing Contracts or Options between TCP on the one hand, and any other Person, on the other hand, regarding the shares of outstanding capital stock of TWI and NCI, except as may relate to NationsCredit Commercial Corporation and Mr. Ronald L. Koonsman.

          2.7 No Violation. Except as set forth in Schedule 2.7 hereto, the execution, delivery and performance by TCP, TWI and NCI of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by TCP, TWI and NCI, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Lien upon TWI's or NCI's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or
(f) require any authorization, consent, approval, exemption or other action by, notice to, or filing with any Authority pursuant to, the organizational documents of TCP, TWI or NCI or any applicable Regulation (including, without limitation, approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976), Order or any material Contract to which TCP, TWI or NCI or their respective properties, partnership interests or capital stock are subject. Each of TCP, TWI and NCI will comply with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

          2.8 Financial Statements. Attached as Schedule 2.8 hereto are unaudited consolidated year-end balance sheets and statements of operations of TCP for 1996 and audited year-end balance sheets and statements of operations of TCP's predecessors as for each of the years 1995 and 1994. Such balance sheets and the notes thereto have been prepared in accordance with GAAP (except as stated therein or in the notes thereto) and fairly present the financial position of TCP or its predecessors, as applicable, at the respective dates thereof, and such statements of operations and the notes thereto (i) fairly present the results of operations for the periods therein


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referred to, all in accordance with GAAP (except as stated therein or in the notes thereto), and (ii) fairly present the financial condition of TCP at the respective date of, and for the period covered by such statements.

          2.9 Absence of Certain Changes. Since the date of TCP's most recent financial statements, there has not been (a) any Material Adverse Change in the business, operations, properties, assets, condition (financial or otherwise) of TCP, TWI or NCI; (b) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect, with regard to TWI's or NCI's property and business; (c) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of TCP's partnership interests, or any redemption or other acquisition of such partnership interests by TCP; (d) any entry into any material Contract not in the ordinary course of business, including without limitation, any borrowing or capital expenditure; or (e) any change by TCP in accounting methods or principles.

          2.10 Litigation. There is no Claim pending or, to the best knowledge of TCP, TWI or NCI threatened against TWI or NCI which, if adversely determined, would have a Material Adverse Effect on TWI or NCI, nor is there any Order outstanding against TWI or NCI having, or which, insofar as can be reasonably foreseen, in the future may have, a Material Adverse Effect on TWI or NCI.

          2.11 Compliance with Law. TWI and NCI are presently in material compliance with regard to their respective operations, practices, real property and other property, and all other aspects of its business, with all applicable Regulations and Orders. There are no Claims pending, or threatened, nor has TCP, TWI or NCI received any written notice, regarding any violations of any Regulations and Orders enforced by any Authority which could reasonably be expected to have a Material Adverse Effect.

          2.12    Contracts.

                  (a) Except as set forth in Schedule 2.12 hereto, as of the Closing Date, neither TWI nor NCI is a party to any written or oral:

                          (i) pension, profit sharing, stock option, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any Contract with any labor union;

                          (ii) Contract relating to loans to officers, directors, or Affiliates;

                          (iii) Contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a Lien on any asset of TWI or NCI;

                          (iv)    Guarantee of any obligation;

                          (v) Contract under which TWI or NCI has advanced or loaned any Person amounts in the aggregate exceeding $10,000;


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
                          (vi) Contract under which TWI or NCI is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property under which the aggregate annual rental payments do not exceed $25,000;

                          (vii) Contract pursuant to which TWI or NCI is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by TWI or NCI;

                          (viii) Contract or group of related Contracts with the same party or group of affiliated parties the performance of which involves annual consideration in excess of $25,000;

                          (ix) assignment, license, indemnification or Contract with respect to any intangible property;

                          (x) Contract for the purchase, acquisition or supply of inventory and other property and assets, whether for resale or otherwise in excess of $25,000;

                          (xi) Contracts with independent agents, brokers, dealers or distributors which provide for annual payments in excess of $25,000;

                          (xii)   employment or consulting Contracts;

                          (xiii) Contracts providing for "take or pay" or similar unconditional purchase or payment obligations; or

                          (xiv) Contracts with Persons with which, directly or indirectly, TCP also has a Contract.

                  (b) TWI and NCI have performed in all material respects all obligations required to be performed by them and are not in default in any respect under or in breach of nor in receipt of any claim of default or breach under any material Contract to which TWI or NCI is subject (including without limitation all performance bonds, warranty obligations or otherwise); no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of non-compliance under any material Contract to which TWI or NCI is subject (including without limitation all performance bonds, warranty obligations or otherwise); neither TWI nor NCI have any present expectation or intention of not fully performing all such obligations; neither TWI nor NCI have any knowledge of any breach or anticipated breach by the other parties to any such Contract to which it is a party.


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          2.13    Title and Related Matters.

                  (a) Except as set forth in Schedule 2.13(a) hereto, TWI and NCI have good and marketable title to all of their real and personal property and other assets in TCP's financial statements provided pursuant to
Section 2.8 hereof or acquired after the date of such financial statements, free and clear of all Liens, except Permitted Liens.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE BUYERS

          The Buyers and LTC represent and warrant to TCP, TWI and NCI as follows as of the date hereof and as of the Closing Date:

          3.1 Corporate Organization, Etc. Each of the Buyers and LTC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. Each of the Buyers and LTC is duly qualified or licensed to do business and is in corporate and tax good standing in every jurisdiction in which the conduct of its business or the ownership or lease of its properties require it to be so qualified or licensed, except where the failure to be so qualified or licensed would not have a Material Adverse Effect.

          3.2 Subsidiaries and Affiliates. Each of the Buyers is a wholly-owned subsidiary of LTC.

          3.3 Authorization. Each of the Buyers and LTC has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and thereby. The Board of Directors of each of the Buyers and LTC and the shareholders of each of the Buyers has duly authorized the execution, delivery and performance of this Agreement and to consummate the transactions contemplated hereby, and no other corporate proceedings on their part are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of each of the Buyers and LTC enforceable against such Buyer and LTC in accordance with its terms.

          3.4 No Violation. Except as set forth in Schedule 3.4 hereto, the execution, delivery and performance by each of the Buyers and LTC of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by such Buyer and LTC, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, or (b) result in a violation of, or require any authorization, consent, approval, exemption or other action by, or notice to, or filing with any court or Authority pursuant to, the charter or bylaws of any of the Buyers or LTC or, to the best knowledge of any of the Buyers and LTC, any applicable Regulation (including, without limitation, approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976),


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

Order or any material Contract to which any of the Buyers or LTC, or their respective properties are subject. The Buyers and LTC will comply in all material respects with all applicable Regulations and Orders in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

          3.5 Financial Statements. Attached as Schedule 3.5 hereto are audited consolidated year-end balance sheets and statements of operations, shareholders' equity and cash flow of LTC as for each of the years ended July 31, 1996, 1995 and 1994 and an unaudited consolidated balance sheet for the six month period commencing August 1, 1996 and ending January 31, 1997 and unaudited consolidated statements of operations, shareholders' equity and cash flow for the six month period then ended. Such balance sheets and the notes thereto fairly present the financial position of LTC as applicable, at the respective dates thereof, and such statements of operations, shareholders' equity and cash flow and the notes thereto (i) fairly present the results of operations for the periods therein referred to, all in accordance with GAAP (except as stated therein or in the notes thereto), and (ii) fairly present the financial condition of LTC at the respective date of, and for the period covered by such statements.

          3.6 Absence of Certain Changes. Since the date of LTC's most recent financial statements, there has not been (a) any Material Adverse Change in the business, operations, properties, assets, condition (financial or otherwise) of LTC; (b) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect, with regard to LTC's property and business; (c) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of LTC's capital stock, or any redemption or other acquisition of such stock by LTC; (d) any entry into any material Contract not in the ordinary course of business, including without limitation, any borrowing or capital expenditure; or (e) any change by LTC in accounting methods or principles.

          3.7 Litigation. There is no Claim pending or, to the best knowledge of LTC, threatened against LTC which, if adversely determined, would have a Material Adverse Effect on LTC, nor is there any Order outstanding against LTC having, or which, insofar as can be reasonably foreseen, in the future may have, a Material Adverse Effect on LTC.

          3.8 Compliance with Law. LTC is presently in material compliance with regard to its operations, practices, real property and other property, and all other aspects of its business, with all applicable Regulations and Orders. There are no Claims pending, or threatened, nor has LTC received any written notice, regarding any violations of any Regulations and Orders enforced by any Authority which could reasonably be expected to have a Material Adverse Effect.

          3.9     Contracts.

                  (a) Except as set forth in Schedule 3.9 hereto, as of the Closing Date, LTC is not a party to any written or oral:

                          (i) pension, profit sharing, stock option, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any Contract with any labor union;

                          (ii) Contract relating to loans to officers, directors, or Affiliates;

                          (iii) Contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a Lien on any asset of LTC;

                          (iv)    Guarantee of any obligation;

                          (v) Contract under which LTC has advanced or loaned any Person amounts in the aggregate exceeding $10,000;

                          (vi) Contract under which LTC is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property under which the aggregate annual rental payments do not exceed $25,000;

                          (vii) Contract pursuant to which LTC is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by LTC;

                          (viii) Contract or group of related Contracts with the same party or group of affiliated parties the performance of which involves annual consideration in excess of $25,000;

                          (ix) assignment, license, indemnification or Contract with respect to any intangible property;

                          (x) Contract for the purchase, acquisition or supply of inventory and other property and assets, whether for resale or otherwise in excess of $25,000;

                          (xi) Contracts with independent agents, brokers, dealers or distributors which provide for annual payments in excess of $25,000;

                          (xii)   employment or consulting Contracts;

                          (xiii) Contracts providing for "take or pay" or similar unconditional purchase or payment obligations; or

                          (xiv) Contracts with Persons with which, directly or indirectly, a shareholder of LTC also has a Contract.

                  (b) LTC has performed in all material respects all obligations required to be performed by it and is not in default in any respect under or in breach of nor in receipt of any claim of default or breach under any material Contract to which LTC is subject (including without limitation all performance bonds, warranty obligations or otherwise); no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of non-compliance under any material Contract to which LTC is subject (including without limitation all performance bonds, warranty obligations or otherwise); LTC has no present


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
expectation or intention of not fully performing all such obligations; LTC has no knowledge of any breach or anticipated breach by the other parties to any such Contract to which it is a party.

          3.10    Title and Related Matters.

                  (a) Except as set forth in Schedule 3.10(a) hereto, LTC has good and marketable title to all real and personal property and other assets reflected in LTC's financial statements provided pursuant to Section 3.5 hereto or acquired after the date of such financial statements free and clear of all Liens, except Permitted Liens.

                                   ARTICLE IV

                         COVENANTS OF TCP, TWI AND NCI

          Until the Closing Date, except as otherwise consented to or approved by the Buyers in writing, TCP, TWI and NCI agree that they shall act, or refrain from acting where required hereinafter, to comply with the following:

          4.1 Regular Course of Business. TCP, TWI and NCI shall operate their respective business diligently and in good faith, consistent with past management practices; shall maintain all of its properties in customary repair, order and condition, reasonable wear and tear excepted; shall maintain (except for expiration due to lapse of time), all material leases and material Contracts in effect which are in the best interests of their respective businesses; shall comply in all material respects with the provisions of all Regulations and Orders applicable to TCP, TWI and NCI and the conduct of their respective businesses; and shall not cancel, release, waive or compromise any debt, Claim or right in their respective favors having a value in the aggregate in excess of $20,000 other than in connection with returns for credit or replacement in the ordinary course of business. Neither TWI nor NCI shall incur, assume or guarantee any Indebtedness not reflected in TCP's financial statements, except in the ordinary course of business.

          4.2 Amendments. No change or amendment shall be made in the organizational documents of TWI or NCI. Neither TWI nor NCI shall merge into or consolidate with any other Person or change the character of its business.

          4.3 Capital Changes; Pledges. Neither TWI nor NCI shall issue or sell any shares of capital stock or issue or sell any securities convertible into, or Options to subscribe for any shares of capital stock and TCP shall not pledge or otherwise encumber any of their capital stock except for the Liens in favor of NationsCredit Commercial Corporation and Mr. Ronald L. Koonsman. In addition, neither TWI nor NCI shall allow the transfer of any capital stock on their respective transfer ledger or other books and records.

          4.4 Dividends. Neither TWI nor NCI shall declare, pay or set aside for payment any dividend or other distribution in respect of its outstanding capital stock, nor shall TWI nor NCI, directly or indirectly, redeem, purchase or otherwise acquire any of their capital stock.


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

                                   ARTICLE V

                                COVENANTS OF LTC

          LTC hereby covenants and agrees with TCP and the Sellers that:

          5.1 Regular Course of Business. LTC shall operate its business diligently and in good faith, consistent with past management practices; shall maintain all of its properties in customary repair, order and condition, reasonable wear and tear excepted; shall maintain (except for expiration due to lapse of time), all material leases and material Contracts in effect which are in the best interests of its business; shall comply in all material respects with the provisions of all Regulations and Orders applicable to LTC and the conduct of its business; and shall not cancel, release, waive or compromise any debt, Claim or right in its favor having a value in the aggregate in excess of $20,000 other than in connection with returns for credit or replacement in the ordinary course of business. LTC shall not incur, assume or guarantee any Indebtedness not reflected on LTC's financial statements except in the ordinary course of business.

          5.2 Amendments. Except as required for the transactions contemplated in this Agreement, no change or amendment shall be made in the charter or bylaws of LTC. LTC shall not merge into or consolidate with any other Person or change the character of its business.

          5.3 Capital Changes; Pledges. LTC shall not issue or sell any shares of its capital stock of any class or issue or sell any securities convertible into, or Options to subscribe for any shares of its capital stock and LTC shall not pledge or otherwise encumber any shares of its capital stock, with the exception of shares of Common Stock issued upon the conversion of LTC's Series A Convertible Preferred Stock. In addition, LTC shall not allow the transfer of any shares of its capital stock on the stock transfer ledger or other books and records.

          5.4 Dividends. LTC shall not declare, pay or set aside for payment any dividend or other distribution in respect of its capital stock, nor shall LTC, directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock.

                                   ARTICLE VI

                                OTHER AGREEMENTS

          The parties further agree as follows:

          6.1 Agreement to Defend. In the event any action, suit, proceeding or investigation of the nature specified in Section 7.4 or Section
8.4 hereof is commenced all the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto.

          6.2 Further Assurances. Subject to the terms and conditions of this Agreement, the parties hereto shall use their best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and Regulations to consummate and make effective as promptly as possible the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing.

                                  ARTICLE VII

              CONDITIONS TO THE OBLIGATIONS OF LTC AND THE BUYERS

          Each and every obligation of LTC and the Buyers under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Buyers:

          7.1 Representations and Warranties; Performance. The representations and warranties of TCP, TWI and NCI contained in Article II of this Agreement shall be true and correct in all material respects when made and on the Closing Date as though then made, except as expressly provided herein. TCP, TWI and NCI shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date. The general partner of TCP and the president of each of TWI and NCI shall have delivered to LTC certificates, dated the Closing Date, in the form designated Exhibit 7.1 hereto, certifying to the foregoing.

          7.2 Consents and Approvals. TCP, TWI and NCI shall have obtained any and all consents, approvals, qualifications, licenses or other authorizations required by all applicable Regulations with respect to the execution, delivery and performance of the Agreement.

          7.3 No Material Adverse Change. There shall have been no Material Adverse Change in the business or properties of TWI or NCI since the date of this Agreement. LTC shall have received certificates, dated the Closing Date, of the president and chief financial officer of each of TWI and NCI, in the form of Exhibit 7.3 hereto, certifying to the foregoing.

          7.4 No Proceeding or Litigation. No preliminary or permanent injunction or other Order issued by a court of competent jurisdiction or by any governmental agency, or any Regulation shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

          7.5 Shareholders Agreement of LTC. The Shareholders Agreement of LTC shall be amended and restated in the form of Exhibit 7.5 hereto.

          7.6 Modification of Employment Agreements. The Employment Agreements of Brett Beveridge and Nicholas Molina with LTC shall be amended and restated in the form attached hereto as Exhibit 7.6.

          7.7 Conversion of Preferred Stock. HIG Fund V, Inc., the owner of 100,000 shares of LTC's Series A Preferred Stock, shall have converted such preferred stock into common stock of LTC and Articles III, IV and V of the Series A Preferred Stock Purchase Agreement shall terminate upon the consummation of the transactions contemplated hereby.

          7.8 Consulting Agreement. HIG Capital Management, Inc. shall have executed and delivered to LTC and TWI the Consulting Agreement, in the form of
Exhibit 7.8 hereto.

          7.9 Lenders' Consents. NationsCredit Commercial Corporation and Mr. Ronald L. Koonsman (if required) shall have consented to the transactions contemplated hereby.

          7.10 Termination of Redemption Agreement. The Redemption Agreement between LTC and HIG Fund V, Inc. shall have been terminated.

          7.11 Grant of Options. LTC shall have granted to each of Messrs. Molina and Beveridge options to purchase 27,721 shares of LTC's Common Stock, such options to vest upon consummation of an initial public offering of LTC's Common Stock.

                                  ARTICLE VIII

                CONDITIONS TO THE OBLIGATIONS OF TCP, TWI AND NCI

          Each and every obligation of TCP, TWI and NCI under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by TCP, TWI and NCI:

          8.1 Representations and Warranties; Performance. The representations and warranties of the Buyers contained in Article III of this Agreement shall be true and correct in all material respects when made and on the Closing Date as though then made, except as expressly provided herein. The Buyers shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date. The president of each of the Buyers shall have delivered to TCP, TWI and NCI certificates, dated the Closing Date, in the form designated Exhibit 8.1 hereto, certifying to the foregoing.

          8.2 Consents and Approvals. The Buyers shall have obtained any and all material consents, approvals, qualifications, licenses or other authorizations required by all applicable Regulations with respect to the execution, delivery and performance of the Agreement.

          8.3 No Material Adverse Change. There shall have been no Material Adverse Change in the business or properties of the Buyers since the date of this Agreement. TCP, TWI and NCI shall have received certificates dated the Closing Date, of the president and chief financial officer of each of the Buyers, in the form of Exhibit 7.3 hereto, certifying to the foregoing.

          8.4 No Proceeding or Litigation. No preliminary or permanent injunction or other Order issued by a court of competent jurisdiction or by any governmental agency, or any Regulation shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

          8.5 Lenders Consents. NationsCredit Commercial Corporation and Mr. Ronald L. Koonsman (if required) shall have consented to the transactions contemplated hereby.

          8.6 Shareholders Agreement of LTC. The Shareholders Agreement of LTC shall be amended and restated in the form of Exhibit 7.5 hereto.

          8.7 Conversion of Preferred Stock. HIG Fund V, Inc. shall have received 350,000 shares of LTC common stock upon conversion of the Series A Preferred Stock.

          8.8 Consulting Agreement. LTC and TWI shall have executed a new consulting agreement with HIG Capital Management, Inc.

                                   ARTICLE IX

                                    CLOSING

          9.1 Closing. Unless this Agreement shall have been terminated or abandoned pursuant to the provisions of Article X hereof, a closing of the transactions contemplated by this Agreement (the "Closing") shall be held on June 27, 1997, or on such other date (the "Closing Date") designated by the parties in the offices of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., 1221 Brickell Avenue, Miami, Florida 33131, provided that the Closing shall not occur, in any event, after July 11, 1997.

                                   ARTICLE X

                          TERMINATION AND ABANDONMENT

          10.1 Methods of Termination. This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time:

                  (a) by mutual consent of LTC, the Buyers, TCP, TWI and NCI;

                  (b) by any of LTC the Buyers, TCP, TWI or NCI if this Agreement is not consummated on or before July 11, 1997; provided that if any party has breached or defaulted with respect to its respective obligations under this Agreement on or before such date, such party may not terminate this Agreement pursuant to this Section 10.1(b), and each other party to this Agreement shall at its option enforce its rights against such breaching or defaulting party and seek any remedies against such party, in either case as provided hereunder and by applicable law;

                  (c) by any of LTC or the Buyers if as of the Closing Date any of the conditions specified in Article VII hereof have not been satisfied in any material respect or if TCP, TWI or NCI are otherwise in default in any material respect under this Agreement; or

                  (d) by TCP, TWI or NCI if as of the Closing Date any of the conditions specified in Article VIII hereof have not been satisfied in any material respect or if any of LTC or the Buyers are otherwise in default in any material respect under this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          11.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented only by written agreement of the parties hereto, at any time prior to the Closing Date with respect to any of the terms contained herein.

          11.2 Waiver of Compliance; Consents. Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other parties hereto, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

          11.3    Certain Definitions.

                  "Affiliate" means, with regard to any Person, (a) any Person, directly or indirectly, controlled by, under common control of, or controlling such Person, (b) any Person, directly or indirectly, in which such Person holds, of record or beneficially, five percent or more of the equity or voting securities, (c) any Person that holds, of record or beneficially, five percent or more of the equity or voting securities of such Person, (d) any Person that, through Contract, relationship or otherwise, exerts a substantial influence on the management of such person's affairs, (e) any Person that, through Contract, relationship or otherwise, is influenced substantially in the management of their affairs by such Person, or
          (f) any director, officer, partner or individual holding a similar position in respect of such Person.

                  "Authority" means any governmental, regulatory or administrative body, agency, commission, board, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory authority, whether international, national, federal, state or local.

                  "Claim" means any action, claim, lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation, litigation, proceeding, arbitration, appeals or other dispute, whether civil, criminal, administrative or otherwise.

                  "Closing" shall have the meaning set forth in Section 9.1.

                  "Closing Date" shall have the meaning set forth in Section
          9.1.

                  "Contract" means any agreement, contract, commitment, instrument or other binding arrangement or understanding, whether written or oral.

                  "Effective Time" shall have the meaning set forth in Section 1.4.

                  "GAAP" means generally-accepted accounting principles, consistently applied, as in existence at the date hereof.

                  "Guarantee" means any guarantee or other contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (a) any endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (b) any Contract (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations,
          (ii) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy an obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation.

                  "Indebtedness" with respect to any Person means any obligation of such Person for borrowed money, but in any event shall include (a) any obligation or liabilities incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (whether or not such Person has assumed or become liable for the payment of such obligation) (whether accrued, absolute, contingent, unliquidated or otherwise, known or unknown, whether due or to become due), (b) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (c) obligations incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business (whether or not such Person has assumed or become liable for the payment of such obligation) secured by Liens, (d) capitalized lease obligations, and (e) all Guarantees of such Person.

                  "Lien" means any security interest, lien, mortgage, pledge, hypothecation, encumbrance, Claim, easement, restriction on transfer or otherwise, or interest of another Person of any kind or nature.

                  "Material Adverse Change" means any developments or changes which would have a Material Adverse Effect.

                  "Material Adverse Effect" means any circumstances, state of facts or matters which might reasonably be expected to have a material adverse effect in respect of LTC's or TCP's, TWI's or NCI's respective business, operations, properties, assets, condition (financial or otherwise), results, plans, strategies or prospects.

                  "Option" means any subscription, option, warrant, right, security, Contract, commitment, understanding, outstanding or stock appreciation, phantom stock option, profit participation or arrangement by which with respect to any of the Buyers, LTC, TWI or NCI such corporation is or may become bound to issue any additional partnership interests or shares of its capital stock (as applicable) or rights pursuant to which any Person has a right to purchase or otherwise acquire shares of capital stock or (ii) with respect to a Person, such Person is or may become bound to sell or allow another Person to vote, encumber or control the disposition of any partnership interests or capital stock or rights pursuant to which any Person has a right to purchase or otherwise acquire, vote, encumber or control the disposition of partnership interests of TCP or shares of capital stock of any of the Buyers, LTC, TWI or NCI.

                  "Order" means any decree, order, judgment, injunction, rule, lien, voting right, consent of or by an Authority.

                  "Permits" means all permits, licenses, registrations, certificates, orders or approvals from any Authority or other Person (including without limitation those relating to the occupancy or use of owned or leased real property) issued to or held by any Buyer, LTC, TCP, TWI or NCI.

                  "Permitted Liens" means (i) statutory Liens not yet delinquent, (ii) such imperfections or irregularities of title, Liens, easements, charges or encumbrances as do not materially detract from or interfere with the present use of the properties or assets subject thereto or affected thereby, otherwise impair present business operations at such properties, or do not detract from the value of such properties and assets, taken as a whole, (iii) Liens reflected in TCP's or LTC's financial statements or the notes thereto, (iv) the rights of customers of TWI, NCI or LTC with respect to inventory or work in progress under orders or contracts entered into by TWI, NCI or LTC in the ordinary course of business, (v) mechanics', carriers', workers', repairmen's, warehousemen's, or other similar Liens arising in the ordinary course of business in respect of obligations not overdue or which are being contested in good faith and covered by a bond in an amount at least equal to the amount of the Lien, and (vi) deposits or pledges to secure workmen's compensation, unemployment insurance, old age benefits or other social security obligations in connection with, or to secure the performance of, bids, tenders, trade contracts not for the payment of money or leases, or to secure statutory obligations or surety or appeal bonds or other pledges or deposits for purposes of like nature in the ordinary course of business.

                  "Person" means any corporation, partnership, joint venture, organization, entity, Authority or natural person.

                  "Regulation" means any rule, law, code, statute, regulation, ordinance, requirement, announcement or other binding action of or by an Authority.

          11.4 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed, first class certified mail with postage paid or by overnight receipted courier service:

                  (a)     If to the Buyers to:
                                  5200 N.W. 77th Court
                                  Miami, Florida 33166
                                  Attn:  Nicholas Molina and Brett Beveridge

                          with a copy to:

                                  Buchanan Ingersoll
                                  NationsBank Tower
                                  100 S.E. Second Street, Suite 2950
                                  Miami, Florida 33131
                                  Attention:  John Schwartz

or to such other person or address as LTC and the Buyers shall furnish by notice to TCP, TWI and NCI in writing.

                  (b)     If to TCP, TWI or NCI, to:

                                  1001 South Bayshore Drive, Suite 2708
                                  Miami, Florida 33131
                                  Attn:   Anthony Tamer and
                                          Douglas Berman

                          with a copy to:

                                  Greenberg, Traurig, Hoffman, Lipoff,
                                    Rosen & Quentel, P.A.
                                  1221 Brickell Avenue
                                  Miami, Florida 33131
                                  Attn:  Jorge L. Freeland, Esq.

or to such other person or address as TCP, TWI or NCI shall furnish by notice to LTC and the Buyers in writing.

          11.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

          11.6 Governing Law. The Agreement shall be governed by the law of the State of Florida as to all matters, including but not limited to matters of validity, construction, effect and performance.

          11.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.8 Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          11.9 Entire Agreement. This Agreement, including the schedules and exhibits hereto and the documents, certificates and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the mergers contemplated hereby.

          11.10 Binding Effect. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the signatories to this Agreement and each of their respective successors and permitted assigns.

          11.11 Injunctive Relief. The parties hereto agree that in the event of a breach of any provision of this Agreement, the aggrieved party or parties may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party or parties may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

          11.12 Survival of Representations, Warranties and Covenants. Each and every representation, warranty and covenant shall expire with, and be terminated and extinguished by, the earlier to occur of the Closing or the termination of this Agreement pursuant to Section 10.1 hereof or otherwise, and thereafter neither the Buyers, LTC, TCP, TWI or NCI, nor any partner, officer, director or principal thereof shall be under any liability whatsoever with respect to such representation, warranty or covenant.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement the date first hereinabove set forth.

                                        LET'S TALK CELLULAR & WIRELESS, INC.

                                        By: /s/ Nicolas Molina
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------



                                        MERGER SUB 1, INC.


                                        By: /s/ Nicolas Molina
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        MERGER SUB 2, INC.



                                        By: /s/ Bucikas Molina
                                            ------------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------


                                        TEXAS CELLULAR PARTNERS, L.P.


                                             By: HIG Texan Cellular Company, its
                                                 managing general partner

                                        By: /s/ Anthony Tamer
                                            ------------------------------------
                                        Title: President
                                               ---------------------------------


                                        TELEPHONE WAREHOUSE, INC.


                                        By: /s/ Anthony Tamer
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        NATIONAL CELLULAR, INCORPORATED

                                        By: /s/ Anthony Tamer
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------

                          Schedule 2.7 - No Violation


      Consents required pursuant to the terms of the following documents:

         1. Credit Agreement, dated as of December 31, 1996, among HIG Cellular Acquisition Corporation, HIG Cellular Acquisition Corporation II, Texas Cellular Partners, L.P., the Lenders referred to therein and NationsCredit Commercial Corporation, and certain documents executed in connection with the Credit Agreement, including, but not limited to, the Security Agreement, the Holdings Pledge Agreement and the Guaranty Agreement

         2. Subordinated Note, dated as of December 31, 1996, by Texas Cellular Partners, L.P. in favor of Mr. Ronald L. Koonsman

         3. Stock Pledge Agreement, dated as of December 31, 1996, by and between Texas Cellular Partners, L.P. and Ronald L. Koonsman

         4. Carrier contracts with:
                                    a) AT&T Wireless
                                    b) AT&T Wireless - San Antonio
                                    c) CellularOne
                                    d) Parkway Paging
                                    e) PageNet - Kansas
                                    f) McCaw Communications
                                    g) PageNet - DFW

         5. Leases with:
                           a) LBJ/Josey Lane Joint Venture
                           b) Red Hill Associates
                           c) Market East RPF III
                           d) Six Flags Joint Venture
                           e) Hulen Park Associates
                           f) Wimbledon Court
                           g) Richland Square Shopping Center
                           h) TMPC Realty Services Group
                           i) Windsor Place Shopping Center
                           j) Subiaco, Inc.
                           k) 6100 Callaghan Road, Inc.
                           1) DOM Company
                           m) Kessinger/Hunter & Co., Inc.
                           n) Meg Associates
                           o) MFM Realty Ltd. (2 leases)

         6. Consulting Agreement, dated as of December 31, 1996, between HIG Capital Management, Inc. and Telephone Warehouse, Inc.

         7. The filing of a Notification and Report Form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 will be required to consummate this transaction.

                      Schedule 2.8 - Financial Statements


         See attached.

                            NATIONAL CELLULAR, INC.
                                 BALANCE SHEET

                                 As of 12/31/96

                                     ASSET:

Current Assets

Desk on hand                       $    3,153.32
A/R-Accrual-PTAT                       22,986.26
A/R Trade                           2,981,472.32
A/P Usage                             273,983.09
A/R Intercompany                    2,588,433.66
A/P Other                               3,149.88
A/P-Employee advances                     100.00
A/P-Employee purchases                     41.35
allowance for     office
Inventory
                                   -------------
       Total                                     $3,402,224.44

Other Assets
                                   $ 2,355.00
                                   ----------

       Total Other assets                        $    3,655.00
                                                  ------------
Total Assets                                                   $8,704,133.76
                                                               =============

                             LIABILITIES AND EQUITY

Current Liabilities
A/P-Trade                          $2,569,708.78
A-p- Accreals                         616,273.78
A/P Bal & wages payable                37,973.98
Uninvoiced receiving                1,107,131.70
Intercompany A/P TN-BF4                94,711.80
Intercompany A/P TN-SA                 17,001.25
Intercompany A/P TN-KO                  4,781.03
Sales tax payable                         274.73
S/Security and Fed tax payable         19,187.86
Unemployment tax payable                  186.91
Accrued property taxes                 32,207.12
Accrued professional                   11,232.00
Accrued franchise taxes                 3,617.35
Circuit                                    30.00
Income tax payable 1986               848,687.00
                                   -------------
       Total current Liabilities                 $4,895.096.61


                                   -------------

       Total Long Term Dis                       $         .00
                                                 -------------
Total Liabilities

                                                 $3,909,037.15
                                                 -------------

Total Liability and Equity                       $8,764,133.76
                                                 =============


                            NATIONAL CELLULAR, INC.
                         CONSOLIDATED INCOME STATEMENT

                          Period 12/01/96 to 12/31/96



                     Reporting     Year-to-date              Budget-reporting-period                    Budget-year-to-date
                      Amount         Amount             Amount        Var-amt       Var-%         Amount        Var-amt       Var-%


                     INCOME

Total equipment
 sales               3390647.98    32497426.91          3912686.00    (522938.02)   13.3-         28580495.00   3916931.91    13.7
Total Freight Sales    31128.08      276510.70            26125.00       5003.83    19.2            261997.00     14313.70     5.5
Misc. Income            1370.39         393.17              100.00       (620.59)  600.6-             2456.00     (2062.83)   84.0-
Residual Income        22908.16      284927.48            23800.00         91.74)     .4            317500.00    (32372.52)   10.3-
Interest Income         4046.03       42937.57             4000.00         46.03     1.2             33800.00      9127.57    27.0
Pencal property
 income                 4500.00       49300.09             4500.00           .08      .0             49580.00          .00      .0
                     ----------    -----------          ----------    ----------                  -----------   ----------

Total Income         3452709.76   331551685.83          3970411.00    (517701.24)   13.0          29249748.00   3905937.83    13.4

                     COST OF GOODS SOLD

Total
 cost of sales       1219708.18    30189027.92          3716621.00    (525912.74)   14.2          26926176.00   3228028.92    12.0
Freight paid           11618.39      319886.83            24440.00      (2921.41)   12.0-           231485.88    (11514.16)    5.0-
Shipping supplies       1167.99       19816.77             2750.00        487.99    15.9             27685.00      1681.77     6.1
Warranty supplies        786.86       10121.69             1250.00       (492.14)   39.4-            10068.00        61.69      .6
Credit and charge        787.78        6848.22              450.00        307.79    68.4              4081.00      2912.22    57.4
Inventory adjustments       .00       96410.68                 .00           .00      .0             67580.00     28918.68    42.8
                     ----------    -----------          ----------    ----------                  -----------   ----------

Total Cost of Sales                                     3745511.00    (528588.51)   14.1-         27266908.99   3244981.06    11.9
                     ----------    -----------          ----------    ----------                  -----------   ----------

  Gross Profit        285778.37     2840804.75           224900.00      10879.27     4.8           1978848.00    661456.75    88.4
                     ==========    ===========          ==========    ==========                  ===========   ==========

                     EXPENSES

Expenses -
 Administrative                      669095.24            60689.00       (207.30)     .3            670418.88     (1532.76)     .2-
Expenses - Taxes                     688932.22            64749.00     (21173.27)   32.7-           723227.00    (41274.73)    5.7-

                     ----------    -----------          ----------    ----------                  -----------   ----------
Total Expenses       1849857.42      1398827.46          123438.00     (21380.57)   17.0-          1395655.00    (42627.54)    3.1-

Aec Income (   )
 Before Tax          1612721.14      1287277.29           99462.00      32259.34)   32.4-           583193.00    704034.29)  120.7-

                     ----------    -----------          ----------    ----------                  -----------   ----------

Income Tax Expenses    44634.60       426047.00                .00      44640.00      .0                  .00    426034.00      .0

Net Income (Loss)
 After Tax             87087.84       861243.29           99462.00     (12374.16)   12.4            583198.00    278850.29    47.7
                     ==========    ===========          ==========    ==========                  ===========   ==========

                           NATIONAL CELLULAR, INC.
                               INCOME STATEMENT

                         Period: 12/01/96 to 12/31/96

                                    Reporting-pre   Year-to-date      Budget-reporting-period            Budget-year-to-date
                                       amount          amount      Amount        Var-amt   Var-%     Amount      Var-amt   Var-%

Income: Administrative

Misc. income                           (638.49)           67.32      100.00      (738.49)  758.5-     2400.00    (2332.68)  97.2-
Residual income                       22908.26        284927.48    28000.00       (91.74)     .4-   317500.00   (32572.52)  10.3-
Interest income                        4016.08         42927.57     4000.00        46.03     1.2     33800.00     9127.57   27.0
Rental property income                 4500.00         49500.00     4500.00          .00      .0     49500.00         .00     .0
                                      --------        ---------    --------      -------            ---------   ---------

Total Income: Administrative          30315.36        377422.37    31600.00      (784.20)    2.5-   403200.00   (25777.63)   6.4-

Cost of Sales: Administrative
                                      --------        ---------    --------      -------            ---------   ---------

Total Cost of Sales: Admin.                .00              .00         .00          .00      .0          .00         .00     .0
                                      --------        ---------    --------      -------            ---------   ---------

Gross Profit: Administrative          40913.80        877422.87    81600.00      (784.20)    2.5-   408200.00   (25777.68)   6.4-
                                      ========        =========    ========      =======            =========   =========

                         Period: 12/01/96 to 12/31/96

                                    Reporting-prd   Year-to-date      Budget-reporting-period            Budget-year-to-date
                                       amount          amount      Amount        Var-amt   Var-%     Amount      Var-amt   Var-%

Expenses: Administrative

Salaries-administrative               50800.00        603000.00    54000.00          .00      .0    604000.00    (1000.00)     .2-
Advertising-cellular                       .00          4936.99         .00          .00      .0       100.00     4836.99   999.9
Advertising-cellular access                .00            37.71         .00          .00      .0          .00       37.71      .0
Alarm expense                              .00           124.10         .00          .00      .0       135.00      (10.90)    8.1-
Auto expense                               .00            48.62         .00          .00      .0        35.00       13.62    38.9
Donations expense                          .00           100.00         .00          .00      .0          .00      100.00      .0
Travel expense                          348.45           488.59      150.00       198.45   132.3       150.00      338.59   225.7
Postage/Freight expense                    .00          1186.89         .00          .00      .0       540.00      646.89   119.8
Insurance expense                        70.13           771.48       70.00          .13      .2       770.00        1.43      .2
Personnel                                  .00           105.99       60.00       (60.00)  100.0-      440.00     (254.01)   57.7-
Office supplies expense                 470.00          5061.05      750.00      (279.40)   37.3-     7089.00    (2027.95)   28.6-
Payroll taxes-Social security          9065.67         18064.17     2000.00        65.67     3.3     12511.80      553.17     4.4
Payroll taxes-Unemployment              266.70           292.62      250.00        16.70     6.7       277.00       15.62     5.6
Health Insurance expense                 77.68           834.26       78.00         (.34)     .4-      858.00       (3.74)     .4-
Collection expense                         .00            10.00         .00          .00      .0          .00       10.00      .0
Printing expense                        213.30          1871.28      150.00        65.50    48.7      1753.00      113.28     6.4
Professional fees expense                16.11           635.54         .00        10.11      .0       265.00      370.54   139.8
Rent expense                           3062.76          8158.15      960.00       102.70    10.7      9420.00    (1261.85)   13.4-
Repairs/maintenance expense             156.92          1934.33      200.00       (69.08)   34.5-     2000.00      (65.17)    3.3-
Telephone expense                       331.34         11906.16     1021.00      (189.16)   18.5-    13305.00    (1398.84)   10.5-
Utilities expense                       266.60          2767.75      825.00       (58.40)   13.0-     2750.00       17.75      .6
Computer expense                        342.95          3998.89      400.00       (57.05)   14.3-    11100.00    (2201.11)   18.9-
Janitorial expense                      172.48          1820.88      200.00       (27.52)   18.8-     2150.00     (329.12)   15.3-
Refreshment expense                     147.39           839.34       75.00        74.39    99.2       775.00       64.34     8.3
                                     ---------       ----------   ---------      -------           ----------   ---------

Total Expenses: Administrative        60481.76        669095.24    60689.00      (207.30)     .3-   670428.00    (1332.76)     .2-
                                     ---------       ----------   ---------      -------           ----------   ---------

Net Profit (Loss): Admin.            (28665.90)      (251672.87)  (29089.00)     (576.90)    2.0-  (267228.00)  (24444.87)    9.1-
                                     =========       ==========   =========      =======           ==========   =========

                         Period: 12/01/96 to 12/31/96


                                    Reporting-prd   Year-to-date        Budget-reporting-period            Budget-year-to-date
                                       amount          amount        Amount        Var-amt   Var-%     Amount      Var-amt   Var-%

Income: Taxes

Paper                                    61.25          8863.51           .00        61.25     .0        150.00     3713.51  999.9
Cellular                            2114726.89      21728607.91    2210000.00    (95273.61)   4.6-  19589528.00  2139079.91   10.9
Cellular-digital                      40100.00        850102.00     250000.00   (209900.00)  84.0-    480000.00   370102.00   77.1
Cellular accessories                 208388.08       2878412.43     244100.00    (36011.92)  14.7-   1958190.00   420222.43   21.5
Fax                                    5817.00        189461.00      26000.00    (20688.00)  79.6-    238658.00   (49197.00)  20.6-
Fax accessories                         810.00         18176.75       8250.00     (2440.00)  75.1-     36170.00   (17993.25)  49.7-
Automotive electronics                   78.20          4160.14           .00        78.20     .0       3886.00      274.14    7.1
Freight earned: KCI                   80149.76        278902.34      26000.00      4149.75   16.0     262228.00    11674.34    4.5
Freight earned: TW-D/FW                  28.28           308.86           .00        28.28     .0         24.00      284.86  999.9
Freight earned: TW-S/A                  594.41          2967.91        350.00       244.41   69.8       2424.00      548.91   22.4
Freight earned: TW-K/C                  622.77          4251.61        325.00       297.77   91.6       3166.00     1085.61   34.3
Misc. income                            117.90           325.85           .00       117.90     .0         56.00      269.85  481.9
Cellular accessories                       .00             8.84           .00          .00     .0           .00        8.84     .0
                                    ----------      -----------    ----------   ----------          -----------  ----------
Total Income: Taxes                 2488994.00      25454548.65    2760325.00   (359330.97)  18.0-  22574480.00  2880068.65   12.8

Cost of Sales: Taxes

Papers                                  749.45          2412.26           .00       749.45     .0         90.00     2314.26  999.9
Cellular                            1977648.35      19903913.86    2082200.00   (104559.65)   5.0-  18236356.00  1667557.86    9.1
Cellular-virtual                      38896.50        324186.00     231250.00   (192354.00)  83.2-    450375.00   373811.00   83.0
Cellular accessories                 242682.83       1851394.71     193520.00    (52837.12)  27.0-   1576536.00   274858.71   17.4
Fax                                    5039.68        179784.02      23400.00    (18360.32)  78.5-    215853.00   (36063.98)  16.7-
Fax accessories                         627.37         13651.43       2600.00     (1972.63)  75.9-     25900.00   (12248.57)  47.8-
Automotive electronics                   78.20          2910.51           .00        78.20     .0       2133.00      772.51   36.1
Freight paid: HCI                     21318.59        219930.85      24440.00     (2921.41)  12.0-    231495.00   (11514.15)   5.0-
Shipping supplies-HK                   3127.39         28714.28       2750.00       437.99   15.9      27565.00     1129.28    4.1
Shipping supplies-TW-DFW                   .90           602.49           .00          .00     .0         70.00      552.49  999.9
Warranty expense                        757.33         10121.69       1250.00      (492.14)  39.4-     10060.00       61.69     .6
Credit card finance charge              757.79          6343.22        450.00       307.79   68.4       4031.00     2312.22   37.4
Inventory adjustment                       .00         96410.63           .00          .00     .0      67500.00    28910.63   42.8
                                    ----------      -----------    ----------   ----------          -----------  ----------

Total Cost of Sales: Taxes          2191936.16      23140425.95    2563860.00   (371923.34)  14.5-  20347977.00  2292448.95   11.0
                                    ----------      -----------    ----------   ----------          -----------  ----------

Gross Profit: Taxes                  204057.37       2314122.70     196465.00     12592.87    6.4    1726503.00   587619.70   34.0
                                    ==========      ===========    ==========   ==========          ===========  ==========

         Period: 12/01/96 to 12/31/96

                            Reporting-prd  Year-to-date        Budget-reporting-period              Budget-year-to date
                                amount       amount          Amount       Var-amt    Var-%       Amount        Var-amt     Var-%
Expenses:  Taxes

Salaries-administrative         9063.87      264071.39       25000.00     (15936.13) 63.7        275000.00     (10928.61)  4.0-
Salaries-warehouse              1814.93       19952.37        1816.00         (1.02)   .1-        13423.00       1529.37   8.3
Salaries-sales                 17380.46      204410.37       20799.00      (3418.54) 16.4-       205504.00      (1093.11)   .5-
Advertising-cellular                .00          49.70            .00           .00    .0              .00         49.70    .0
Alarm expense                       .00         124.10            .00           .00    .0           135.00        (10.90)  8.1-
Auto expense                        .00         138.00            .00           .00    .0           124.00         14.00  11.3
Bad debts expense                   .00        7500.00            .00           .00    .0          7500.00           .00    .0
Depreciation expense            4055.00       38371.65        4035.00           .00    .0         44385.00      (6013.35) 13.5-
Dues/subscriptions expense          .00          32.40            .00           .00    .0              .00         32.40    .0
Travel expense                   233.56        1208.22         150.00         83.56  55.7           300.00        908.22 302.7
Postage/freight expense             .00        3270.13            .00           .00    .0          7435.00      (2164.87) 29.1-
Insurance expense               1073.38        7054.75        1050.00         28.33   2.7         11550.00      (4495.25) 38.9-
Personnel                           .00         394.46            .00           .00    .0           730.00       (335.54) 46.0-
Office supplies expense          158.20        3491.96         750.00       (591.80) 78.9-         8462.00      (2970.04) 35.1-
Payroll taxes-Social security   2786.76       31695.38        8037.00       (300.24)  9.9-        35472.00      (3776.42) 10.6-
Payroll taxes-Unemployment       487.98        2998.38         500.00        (12.07)  2.4-         3837.00       (338.42) 21.9-
Health insurance expense         543.59        3979.49         545.00         (1.41)   .3-         5992.00        (12.51)   .2-
Collection expense                69.05        2329.62         168.00        (98.95) 58.9-         1440.00        889.62  61.8
Printing expense                 803.75        9032.67         700.00       (394.25) 56.8-         8625.00        407.67   4.7
Professional Fees expense         64.63        6201.65            .00         64.65    .0          7125.00       (923.35) 13.0-
Pest expense                    1062.70       16676.81         960.00        102.70  10.7         26254.00      (9577.19) 36.5-
Repairs/maintenance expense      180.92        1847.10         230.00       (119.08) 47.6-         2750.00       (902.90) 32.8-
Other taxes expense             5373.00       60158.00        5385.00        (10.00)   .2-        59705.00        445.00    .7
Telephone expense               2349.57       27756.14        2800.00       (450.43) 16.1-        30725.00      (2968.86)  9.7-
Utilities expense                266.59        2767.72         325.00        (58.41) 18.0-         2750.00         17.72    .6
Computer expense                 342.95        3897.95         450.00       (107.05) 23.9-         4600.00       1297.95  28.2
Janitorial expense               172.48        2400.06         200.00        (27.52) 13.8-         2475.00        (74.94)  3.0-
Refreshment expense              149.97         834.93          75.00         74.39  99.2           635.00        199.83  31.5
Common operating expense       (4246.00)     (46706.00)      (4246.00)          .00    .0        (46706.00)          .00    .0
                            -----------    -----------    -----------     ---------  ----      -----------     ---------

Total Expenses Taxes           48373.79      603932.22       64749.00     (21173.27) 32.7-       725227.00     (41294.73)  5.7-
                            -----------    -----------    -----------     ---------            -----------     ---------

Net Profit (Loss) Taxes       165482.14     1680190.48      131716.00      33766.14  25.6       1001276.00     628914.48  62.8
                            ===========    ===========    ===========     =========            ===========     =========

                         Period: 12/01/96 to 12/31/96

                            Reporting-prd  Year-to-date        Budget-reporting-period             Budget-year-to date
                                amount       amount          Amount       Var-amt   Var-%      Amount       Var-amt     Var-%
Income:  Telephone Warehouse-Dallas/Ft. Worth

Pager                           120121.70    1014245.73      125175.00    (5053.80)  4.0-      1059790.00    (45544.27)  4.3-
Cellular                        465144.60    2931360.54      696500.00  (231355.40) 33.2-      3152919.00   (221558.46)  7.0-
Cellular-digital                 23358.00     214118.00       41608.00   (17750.00) 42.7-       249158.00    (35240.00) 14.1-
Cellular accessories            181265.66     850220.00      100263.00    31002.66  80.9        739621.00    110599.00  15.0
Fax                              (1855.50)      (725.54)           .00    (1355.50)   .0-             .00      (725.54)   .0-
Fax accessories                     60.76       (104.25)           .00       60.76    .0              .00      (104.25)   .0-
Automotive electronics           20047.78     169688.48       21000.00     (952.25)  4.5-       178868.00     (9179.52)  5.1-
                            -------------  ------------   ------------  ----------  ----     ------------   ----------
Total Income:  TW-D/FW          759142.97    5178802.96      984546.00  (225403.03) 22.9-      5380556.00   (201753.04)  3.8

Cost of Sales:  Telephone Warehouse-D/FW

Pagers                          120121.70    1014245.73      125175.00    (5053.30)  4.0-      1059790.00    (45544.27)  4.3-
Cellular                        465144.60    2931360.54      696500.00  (231355.40) 33.2-      3142919.00   (211538.46)  6.7-
Cellular-digital                 23858.00     214118.00       41608.00   (17750.00) 42.7-       249358.00    (35240.00) 14.1-
Cellular accessories            181265.66     850220.00      100263.00    31002.66  30.9        739621.00    110599.00  15.0
Fax                              (1855.50)      (725.54)           .00    (1355.50)   .0-             .00      (725.54)   .0-
Fax accessories                     60.76       (104.25)           .00       60.76    .0              .00      (104.25)   .0-
Automotive electronics           20047.75     169688.48       21000.00     (952.23)  4.5-       178868.00    (19179.52)  5.1-
                            -------------  ------------   ------------  ----------  ----     ------------   ----------
Total Cost of Sales: TW-D/FW    759142.97    5178802.96      984546.00  (225403.03) 22.9-      5370556.00   (191753.04)  3.6-
                            -------------  ------------   ------------  ----------           ------------   ----------
Gross Profit:  TW-D/FW                .00           .00            .00         .00    .0         10000.00    (10000.00)100.0-


Net Profit (Loss): TW/D/FW            .00           .00            .00         .00    .0         10000.00    (10000.00)100.0-
                            =============  ============   ============  ==========           ============   ==========

      Period: 12/01/96 to 12/31/96

                             Reporting-prd  Year-to-date        Budget-reporting-period            Budget-year-to date
                                amount        amount          Amount       Var-amt   Var-%      Amount      Var-amt    Var-%
Income:  Telephone Warehouse-San Antonio

Pager                           43135.58     169551.18       28620.00     14515.58  50.7        151852.00     17699.18  11.7
Cellular                        46092.38     391520.21       71090.00    (24997.62) 35.2-       360042.00     21478.21   6.0
Cellular-digital                  906.00       5134.00            .00       906.00    .0              .00      5134.00    .0
Cellular accessories             8881.52      76985.23        7532.00      1349.52  17.9         65364.00     11621.23  17.8
Fax accessories                      .00        377.40            .00          .00    .0              .00       377.40    .0
Automotive electronics           2446.01      22960.45        2400.00        46.01   1.9         22950.00        10.45    .0
                            ------------   -----------    -----------   ----------  ----     ------------   ----------
Total Income:  TW-S/A          101461.49     656528.47      109642.00     (8180.51)  7.5-       600208.00     56320.47   9.4

Cost of Sales:  Telephone Warehouse-San Antonio

Pagers                          43135.58     169551.18       28620.00     14515.58  50.7        151852.00     17699.18  11.7
Cellular                        46092.38     391520.21       71090.00    (24997.62) 35.2-       360042.00     21478.21   6.0
Cellular-digital                  906.00       5134.00            .00       906.00    .0              .00      5134.00    .0
Cellular accessories             8891.52      76985.23        7532.00      1349.52  17.9         65364.00     11621.23  17.8
Fax accessories                      .00        377.40            .00          .00    .0              .00       377.40    .0
Automotive electronics           2446.01      22960.45        2400.00        46.01   1.9         22950.00        10.45    .0
                            ------------   -----------    -----------   ----------  ----     ------------   ----------
Total Cost of Sales: TW-S/A    101461.49     656528.47      109642.00     (8180.51)  7.5-       600208.00     56320.47   9.4
                            ------------   -----------    -----------   ----------  ----     ------------   ----------

Gross Profit: TW-S/A                 .00           .00            .00          .00    .0              .00          .00    .0

Net Profit (Loss): TW-S/A            .00           .00            .00          .00    .0              .00          .00    .0
                            ============   ===========    ===========   ==========           ============   ==========

                  Period:  12/01/96 to 12/31/96

                                        Reporting-prd       Year-to-date                  Budget-reporting-period
                                           amount              amount           Amount               Var-amt         Var-%

Income:  Telephone Warehouse-KC

Pager                                      24136.57           192448.64         32256.00            (8119.48)         25.2-
Cellular                                   77365.12           482137.02         81354.00            (3988.88)          4.9-
Cellular accessories                       12482.12            88697.59          6188.00             6294.12         101.7
Fax                                         1855.50             1354.78              .00             1355.50            .0
Fax accessories                                 .00              117.66              .00                 .00            .0
Automotive electronics                      2897.87            23990.81          3600.00             (702.13)         19.5-
                                          ---------           ---------        ---------           ---------
Total Income:  TW-K/C                     118287.18           788746.00        128398.00            (5160.82)          4.2-

Cost of Sales:  Telephone Warehouse-KC
Pagers                                     24136.37           192448.64         32256.00            (8119.48)         25.2-
Cellular                                   77865.12           482137.02         81354.00            (3988.88)          4.9-
Cellular accessories                       12482.12            88697.59          6188.00             6294.12         101.7
Fax                                         1855.50             1354.78              .00             1355.50            .0
Fax accessories                                 .00              117.66              .00                 .00            .0
Automotive electronics                      2897.87            23990.81          3600.00             (702.13)         19.5-
                                          ---------           ---------        ---------           ---------

Total Cost of Sales:  TW-K/C              118287.18           788746.00        128398.00            (5160.82)          4.2-
                                          ---------           ---------        ---------           ---------

Gross Profit:  TW-K/C                           .00                 .00              .00                 .00            .0


Net Profit (Loss):  TW-K/C                      .00                 .00              .00                 .00            .0
                                          =========           =========        =========           =========

                                                          Budget-year-to-date
                                           Amount              Var-amt             Var-%
Income:  Telephone Warehouse-KC

Pager                                     165418.00            27030.64             16.3
Cellular                                  426132.00            56005.02             13.1
Cellular accessories                       56584.00            32113.59             56.8
Fax                                             .00             1354.78               .0
Fax accessories                                 .00              117.66               .0
Automotive electronics                     15410.00             8580.31             55.7
                                          ---------           ---------
Total Income:  TW-K/C                     663544.00           125202.00             18.9

Cost of Sales:  Telephone Warehouse-KC
Pagers                                    165418.00            27030.64             16.3
Cellular                                  426133.00            54004.02             12.6
Cellular accessories                       56584.00            32113.59             56.8
Fax                                             .00             1354.78               .0
Fax accessories                                 .00              117.66               .0
Automotive electronics                     15410.00             8580.31             55.7
                                          ---------           ---------

Total Cost of Sales:  TW-K/C              663545.00           123201.00             18.5
                                          ---------           ---------

Gross Profit:  TW-K/C                      (2001.00)            2001.00            100.0


Net Profit (Loss):  TW-K/C                 (2001.00)            2001.00            100.0
                                          =========           =========

                    Period:  12/01/96 to 12/31/96

                                        Reporting-prd       Year-to-date                   Budget-reporting-period
                                           amount              amount            Amount            Var-amt           Var-%
Income:  Vendors

Pager                                           .00            (6664.82)             .00                 .00            .0
Cellular                                   30029.00           924717.22              .00            30029.00            .0
Cellular accessories                       34699.52           108885.29              .00            34699.52            .0
Automotive electronics                          .00              892.80              .00                 .00            .0
Freight earned:  Vendors                        .00              (20.00)             .00                 .00            .0
                                          ---------          ----------        ---------           ---------
Total Income:  Vendors                     64728.52          1022760.99              .00            64728.52            .0

Cost of Sales:  Vendors

Pagers                                          .00            (6664.32)             .00                 .00            .0
Cellular                                   29990.00           933244.82              .00            30029.00            .0
Cellular accessories                       34965.52           100077.94              .00            34699.52            .0
Automotive electronics                          .00              892.80              .00                 .00            .0
                                          ---------          ----------        ---------           ---------

Total Cost of Sales:  Vendors              64955.52          1027551.24              .00            64955.52            .0
                                          ---------          ----------        ---------           ---------

Net Profit (Loss):  Vendors                 (227.00)           (4790.25)             .00             (227.00)           .0-
                                          =========          ==========        =========           =========

                                                          Budget-year-to-date
                                           Amount              Var-amt             Var-%
Income:  Vendors

Pager                                           .00            (6664.82)              .0
Cellular                                        .00           924717.22               .0
Cellular accessories                            .00           103835.29               .0
Automotive electronics                          .00              892.80               .0
Freight earned:  Vendors                                         (20.00)
                                          ---------          ----------
Total Income:  Vendors                          .00          1022760.99               .0

Cost of Sales:  Vendors

Pagers                                          .00            (6664.32)              .0
Cellular                                        .00           933244.82               .0
Cellular accessories                            .00           100077.94               .0
Automotive electronics                          .00              892.80               .0
                                          ---------          ----------

Total Cost of Sales:  Vendors                   .00          1027551.24               .0
                                          ---------          ----------

Net Profit (Loss):  Vendors                     .00            (4790.25)              .0-
                                          =========          ==========

              Period: 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date     Budget-reporting-period                    Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-&          Amount          Var-amt    Var-%
Income: Credit Memos

Cellular                        (16888.00)    (268285.57)  (88500.00)      17167.00   51.2        (315100.00)       51814.43   16.4
Cellular accessories             (6070.10)     (52684.02)   (4000.00)      (2070.10)  51.8-        (46110.00)       (6574.02)  14.3-
Fax                                   .00       (4848.00)    (700.00)        700.00  100.0          (3950.00)        (898.00)  22.7
Fax accessories                       .00       (1406.00)    (350.00)        350.00  100.0          (1235.00)        (171.00)  13.8-
Automotive electronics                .00            .00         .00            .00     .0          (4000.00)        4000.00  100.0
Freight earned: Credit memos      (267.18)      (4900.02)    (550.00)        282.87   51.4          (5845.00)         944.98   16.2
                               ----------    -----------   ---------     ----------              -----------      ----------

Total Income: Credit Memos      (22670.29)    (827128.61)  (89100.00)     (16429.77)  42.0        (376240.00)       49116.89   18.1


Cost of Sales: Credit Memos

Cellular                        (14819.15)    (240001.05)  (31825.00)      17005.83   53.4        (176565.00)      (63436.05)  35.9-
Cellular accessories             (8988.66)     (85287.10)   (3200.00)       (783.66)  24.5-        (36288.00)        1000.90    2.8
Fax                                   .00       (4408.50)    (680.00)        630.00  100.0          (3545.00)        (863.50)  24.4-
Fax accessories                       .00        (976.89)    (280.00)        280.00  100.0           (983.00)          11.11    1.1
                               ----------    -----------   ---------     ----------              -----------      ----------

Total Cost/Sales Credit Memos   (10802.63)    (280678.54)  (28935.00)      17132.17   47.7        (217886.00)      (68287.54)  29.1-
                               ----------    -----------   ---------     ----------              -----------      ----------

Net Profit (Loss) Credit Menus   (8867.40)     (46450.07)   (3165.00)       (702.40)  22.2-       (158854.00)      112408.93   70.8
                               ==========    ===========   =========     ==========              ===========      ==========

Net Income (Loss) Before Tax    181721.84     1287277.29    99462.00       82259.84   32.4         583193.00       704084.29  120.7


Income tax expense               44634.00      426034.00         .00       44634.00     .0               .00       426034.00     .0
                               ----------    -----------   ---------     ----------              -----------      ----------

Net Income (Loss) After Tax      87087.84      861243.29    99462.00      (12874.16)  12.4-        583193.00       278050.29   47.7
                               ==========    ===========   =========     ==========              ===========      ==========

                          Telephone Warehouse, Inc.
                                Balance Sheet
                                As of 12/31/96


                                    Assets


Current Assets

Cash on hand                    $     541,202.49
A/R-trade                             116,710.98
A/R-allowance doubtful accts          (24,225.78)
A/R-AT&T                            1,229,803.13
A/R AT&T xx                             1,348.14
AR-nsf returned checks                 22,944.80
A/R-other                              56,777.18
A/R-employee advance/purchase           2,245.28
A/R-child support                        (701.99)
A/R-student loans                        (214.60)
A/R-employee purchases                   (281.76)
Inventory                             528,795.86
Inventory reserve                     (60,727.88)
Intercompany A/R: xx                   94,711.80
Intercompany A/R xx                   248,181.99
Intercompany A/R: xxx                 265,614.77
Prepaid rent                           57,479.12
Prepaid  xx insurance                   2,181.98
Prepaid workers comp insurance         17,087.86
Prepaid HMO health insurance            5,420.77
Prepaid PPO health insurance            1,585.58
                                ----------------
         Total current assets                         $  3,842,988.72


Fixed assets

Furniture & fixtures            $     178,868.17
Transportation equipment               28,245.18
xxxxx                                 161,400.12
xxxx                                  185,007.40
Computer & software equipment          74,801.09
Annualized depreciation              (845,771.05)
                                ----------------

         Total fixed assets                           $    266,785.90

Other assets
Deposits                        $      89,160.64
                                ----------------


         Total other assets                           $     39,160.64
                                                      ---------------

Total assets                                                            $   3,648,830.26
                                                                        ================


                          Telephone Warehouse, Inc.
                                Balance Sheet
                                As of 12/31/96


                     Liabilities and stockholder's equity


Current Liabilities

A/P-trade                       $   1,564,268.05
A/P-accruals                          344,288.35
Note Payable-National Cellular      1,000,000.00
Salaries & wages payable              266,396.51
A/P-check request refunds               4,258.98
A/P-AT&T deposits                       2,250.00
A/P-customer deposits                  68,018.76
A/P-credit union                           12.50
S/Security & Fed W/H payable           48,557.04
FUI/SUIA payable                        3,014.97
Accrued-property taxes                 61,964.41
Accrued-professional                   19,500.00
Accrued-franchise tax                  17,147.88
                                ----------------
   Total current liabilities                          $  3,869,198.40

 Total long term liabilities                          $           .00
                                                      ---------------
   Total liabilities                                  $  3,869,193.40


        Stockholders equity

Common stock                    $       1,000.00
Retained earnings-prior years      (1,834,510.29)
Net Income (loss)                   2,118,147.15
                                ----------------

         Total equity                                                   $    279,686.86
                                                                        ===============
 Total liabilities and equity                                           $  3,648,330.26
                                                                        ===============

                           Telephone Warehouse, Inc.
                                 Consolidated
                            Profit & Loss Statement
                          Period 12/01/96 to 12/31/96

                              Reporting-prd  Year-to-date         Budget-reporting-Period               Budget-year-to-date
                                 amount         amount        Amount        Var-amt      Var-%    Amount        Var-amt      Var-%
                              -------------  ------------   ----------     ----------     ----  -----------    ----------    -----

Income

Pagers .....................     64744.19      685380.08      61406.00        3338.18      5.4    767422.00     (82091.92)   10.7-
Cellular - digital .........     27996.50      249968.75      43205.00      (15208.50)    35.2-   201268.00      48680.75    24.2
Cellular ...................    615523.33     4553996.07     858964.00     (243440.62)    28.3-  4848319.00    (294322.93)    6.1-
Cellular accessories .......    216853.90     1783727.09     244544.00      (27690.10)    11.3-  1844133.00    (60455.910     3.3-
Other equipment ............      1699.95        5674.45        315.00        1384.95    489.7      2967.00       1707.45    43.0
Alarms .....................     34429.68      257751.20      58034.00      (23604.32)    47.7-   328870.00     (71118.80)   21.6-
Service parts ..............     56733.00      526676.45      50383.00        6850.00     12.6    491082.00      35594.45     7.2
Non-commissionable labor ...      9015.62      101117.55      10624.00       (1608.38)    15.1-   101423.00       (305.45)     .3-
XXX certificates ...........       656.00        4509.00        452.00         204.00     45.1      1002.00       3507.80   350.1
Programming labor-cellular .     44479.87      336681.62      61181.00      (16701.33)    27.3-   350737.00     (14105.58)    4.0-
Programming labor-pager ....     73636.16      492028.67      55980.00       18306.18     33.1    471952.00      20076.67     4.3
Labor ......................     22185.35      295784.92      54803.00      (32667.65)    59.6-   311722.00     (15937.68)    5.1-
Labor shares ...............     23518.45      203300.21      40041.00      (16527.55)    41.3    255946.00     (52645.79)   20.6-
xxx activators .............       (24.00)        865.10           .00         (24.00)      .0-      865.00        865.10      .0
Promotional/Rate plan bonus      37269.77      606797.16     112164.00      (24894.21)    22.2-   665035.00     (58237.84)    8.8-
Loaner phone rental.........      2412.00       35986.82       3103.00        (691.00)    22.3-    38976.00      (2989.18)    7.7-
Service work ...............     28723.81      242117.29      18250.00        5473.81     30.0    235959.00       7058.29     3.0
Freight-in .................       155.21        1540.18        126.00          29.21     28.2      1328.00        212.13    16.0
Miscellaneous ..............      2500.00       25799.20       2680.00        (329.80)    12.5-    57865.00     (32065.80)   55.4-
xxx connects recovery ......      7515.32       93928.20       7110.00         405.32      5.7     79425.00      14503.20    18.3
Customer discount-analog ...   (546609.30)   (3320490.41)   (747753.00)     201144.70     26.9  (4014109.00)    193618.59     4.8
Carrier xxx earnee - analog     740320.56     5104960.00     938483.00     (218163.00)    22.8-  5358469.00    (253509.00)    4.7-
Carrier xxx deactivations ..    (86850.00)    (743292.68)    (61101.00)      24751.00     40.5    (76380.00)    (16912.63)    2.3
Carrier xx true up .........      7789.00      191293.00      21719.00      (13930.00)    64.1-   119369.00      71929.00    60.3
Digital rebate paid ........          .00        (100.00)          .00            .00       .0          .00       (100.00)     .0-
Discount discount - digital.    (10209.51)     (78465.42)    (12087.00)       1877.49     15.5    (76343.00)      5877.58     7.7
Carrier xxx earned - digital     10800.00       69625.00      18035.00       (2235.00)    17.1     47462.00      22163.00    46.7
Carrier xxx deacts - digital      (150.00)      (1500.00)          .00        (150.00)      .0-         .00      (1500.00)     .0-
Residual ...................    240287.49     2689484.82     237000.00        3287.44      1.4   2829500.00    (140015.18)    4.9-
Advertising xxx ............    142070.40      923573.02     175383.00      (33312.60)    19.0-   380759.00      42814.02     4.9
Airtime certificates .......      8395.00      114371.85       9706.00        (811.00)     8.4-   116057.00      (1685.15)    1.5-
Pager service ..............    377401.36     4003515.29     372396.00        5005.36      1.3   4023981.00     (20465.71)     .5-
Pager service-extended .....     19918.50      146165.33      14460.00        5458.50     37.7    146893.00       (727.62)     .5-
Warranty ...................      6837.28      149585.42      10500.00       (3662.72)    34.9-   133846.00      10789.42     7.7
Vending machine ............       407.55        3963.85        394.00          13.55      3.4      3985.00        (21.15)     .5-
Interest income ............      3845.72       49380.96       2650.00        1195.72     45.1     61823.00    (912442.04)   20.1-
                               ----------    -----------    ---------       ---------           -----------    ----------
   Total income ............   2290023.68    19313705.29    2677450.00     (397426.37)    14.8  19966013.00    (652307.71)    3.3-

                           Telephone Warehouse, Inc.
                                 Consolidated
                            Profit & loss statement
                          Period: 12/01/96 to 12/31/96

                             Reporting-prd    Year-to-date    Budget-reporting-period                  Budget-year-to-date
                               amount           amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%
     Cost of Sales
Pages                         147022.80       1106547.91   125174.00       218989.30   17.5       1109016.00        (2468.09)   .2-
Cellular-digital               21139.91        188749.57    33111.00       (11971.09)  36.2-       144485.00        44264.57  30.6
Cellular                      405583.92       3058842.12   554288.00      (148704.08)  26.8-      3244469.00      (195626.88)  5.7-
Cellular accessories          103359.66        800448.36   100263.00         3096.66    3.1        789616.00        10832.36   1.4
Other equipment                 8347.49        115271.29     9766.00        (1418.51)  14.5-        99723.00        15548.29  15.6
Alarms                         92364.80        176372.45    35982.00       (13617.20)  37.8-       223650.00       (47277.55) 21.1-
Service parts                  26548.16        295375.53    28243.00        (1699.84)   6.0-       279833.00        15542.53   5.6
Dealer service                    14.98           464.85         .00           14.93     .0              .00          464.85    .0
Credit card finance charge      5161.29         55995.19     4518.00          663.29   14.7         52927.00         8068.19   5.8
Pre tax                        29625.08        160664.78    28064.00         5561.09   24.1        158805.00         7859.78    .8
Pager service Telecom. assess   6998.78         81803.75     2703.00         4295.78  158.9         27262.00         4041.75  14.8
Pager retention discount        8559.95         82507.69     9000.00         (460.05)   5.1-        75200.00         7807.69   9.7
Pager retention cost                .00          1713.83         .00             .00     .0          1480.00          233.83  15.8
Freight paid                    1890.61         14599.67     1203.00          147.61   12.3         11301.00         3298.67  29.2
Pager service                  76574.02        889200.87    76000.00          574.08     .8        886670.00         2580.87    .3
Outside labor                   8768.09        128100.62     8909.00         (139.91)   1.6-       124134.00        (1088.88)   .8-
Airline certificates           27516.00        293988.00    21019.00         6497.00   30.9        184817.00       109671.00  59.5
Inventory adjustment           10229.44        121875.12     2800.00         7429.44  265.8         93471.00        27904.12  29.9
                             ----------      -----------  ----------      ----------             -----------      ----------

     Total cost of sales      900218.50       7516521.10  1036043.00      (127832.50)  12.8-      7500859.00        15662.10    .2
                             ----------      -----------  ----------      ----------             -----------      ----------

     Gross profit            1971918.18      11797184.19  1641407.00     (269598.87)  16.4-     12465154.00      (667969.81)  5.4-

                        Telephone Warehouse, Inc.
                              Consolidated
                        Profit & loss statement
                    Period: 12/01/96 to 12/31/96


                              Reporting-prd    Year-to-date          Budget-reporting-period
                                   amount          amount        Amount         Var-amt      Var-%

  Operating expenses

Salaries- officers                        .00     1050000.00          .00            .00          .0
Salaries- accounting admin.          28129.80      254057.37     22000.00        1129.80         5.1
Salaries- sales admin.               68424.48      676180.62    100308.00      (31883.57)       31.8-
Salaries- operations admin.          28807.49      297845.84     19200.00        4107.49        21.4
Salaries- warehouse admin.            6290.01       86206.02      7500.00       (1209.99)       16.1-
Salaries- store manager              48658.00      562175.26     46800.00        1853.00         4.0
Salaries- asst. store manager        49810.52      424650.71     55500.00       (5689.48)       10.8
Salaries- sales persons             106963.98      833392.70    128000.00      (21036.02)       16.4-
Salaries- clerical                   11489.56       83923.80     20150.00       (8710.44)       43.2-
Salaries- service manager            85748.50      845464.88     80100.00        5643.50        18.7
Salaries- service persons            82749.81      879274.54     80525.00        2224.81         7.3
Salaries- repair technicians          2257.86       32708.52      3740.00       (1482.14)       39.6-
Salaries- repair dept.               20428.20      288786.80     28530.00       (3106.80)       13.2-
Salaries- pager dept.                88989.64      381803.81     38320.00         119.64          .4
Salary- special promotions                .00       40762.99          .00            .00          .0
Payroll taxes- social security       28629.60      846194.47     29574.00        (944.40)        3.2-
Payroll taxes- fed unemployment       1559.86       12517.86      1643.00         (92.20)        5.6-
Payroll taxes- st  unemployment        754.67       10609.79      1834.00       (2088.67)      156.6-
Health insurance expense              7048.71       87618.10      8165.00       (1121.29)       19.7-
Training                                  .00       17503.96          .00            .00          .0
Advertising                         982123.11     1618195.64    323560.00        8568.12         2.6
Alarm                                  608.19        6985.18       595.00          18.18         2.2
Auto                                  2708.68       22483.23      1808.00         (99.66)        5.5-
Bad debts                                 .00       25000.00      2300.00       (2500.00)      100.0-
Bank charges                             7.66         975.66        80.00         (22.50)       75.0-
Credit and finance charge                9.09        1417.26       142.00        (182.91)       93.6-
Contract labor                            .00            .00       200.00        (200.00)      100.0-
Depreciation                         17618.93       82131.79      5864.00       11754.55       200.3
Donations                                 .00         875.05        63.00         (63.00)      100.0-
Dues and subscriptions                 462.90        2838.83       215.00         267.90       124.6
Awards                                2334.62       23331.03      1100.00        1234.62       112.2
Entertainment                             .00        2500.00          .00            .00          .0
Travel                                 (26.60)        848.07       121.00        (147.60)      122.0-
Postage & Freight                     8110.11       82825.24      2483.00         687.42        25.7
Billing- pager dept.                  1983.92       69563.00      5800.00       (4466.08)       77.0-
Insurance                             9997.00       50814.70      3992.00            .00          .0
Insurance - workers comp              8058.86       78117.65      9281.00       (1227.64)       13.2-
Miscellaneous                           75.00        2400.07          .00          75.00          .0


                                          Budget-year-to-date
                                      Amount            Var-amt     Var-%

   Operating expenses

Salaries- officers                   1050000.00               .00      .0
Salaries- accounting admin.           254000.00             57.87      .0
Salaries- sales admin.                731887.00         (55756.88)    7.6-
Salaries- operations admin.           297200.00            645.84      .2
Salaries- warehouse admin.             98000.00          (6793.98)    7.3-
Salaries- store manager               567470.00          (5294.64)     .9-
Salaries- asst. store manager         411950.00          12700.71     3.1
Salaries- sales persons               879526.00         (46133.30)    5.2-
Salaries- clerical                     40657.00          (6733.20)   16.6-
Salaries- service manager             331950.00          18514.88     4.1
Salaries- service persons             368431.00          10843.54     2.9
Salaries- repair technicians           44800.00         (12096.68)   27.0-
Salaries- repair dept.                280080.00           3756.80     1.6
Salaries- pager dept.                 376261.00           5542.31     1.5
Salary- social promotions              41880.00          (1117.01)    2.7-
Payroll taxes- social security        348762.00          (2567.58)     .7-
Payroll taxes- fed unemployment        12885.00           (817.64)    2.5-
Payroll taxes- st unemployment         12885.00          (2275.21)   17.7-
Health insurance expense               92772.00          (5153.90     5.6-
Training                                2789.00          14764.96   539.1
Advertising                          1559847.00          58348.64     3.7
Alarm                                   6865.00             70.18     1.0
Auto                                   28898.00           (899.75)    3.8-
Bad debts                              27500.00          (2500.00)    9.1-
Bank charges                             148.00            282.66   162.7
Credit and finance charge               2061.00           (643.74)   31.2-
Contract labor                           600.00           (600.00)  100.0-
Depreciation                           70403.00          11728.79    16.7
Donations                                705.00           (329.95)   46.8-
Dues and subscriptions                  2288.00            615.03    27.5
Awards                                 14750.00           8581.03    58.2
Entertainment                               .00           2500.00      .0
Travel                                  2166.00          (1822.93)   61.1-
Postage & Freight                      31992.00            833.24     2.6
Billing- pager dept.                   65764.00           3799.00     5.8
Insurance                              50240.00             74.70      .1
Insurance - workers comp               81026.00          (2908.85)    3.6-
Miscellaneous                               .00           2400.07      .0

                           Telephone Warehouse, Inc.
                                 Consolidated
                            Profit & loss statement
                          Period: 12/01/96 to 12/31/96

                             Reporting-prd    Year-to-date   Budget-reporting-period                    Budget-year-to-date
                               amount            amount     Amount       Var-amt   Var-%         Amount          Var-amt     Var-&

   Operating expenses (continue)

Personnel                       4275.01         70039.25     4109.00          166.01    4.0       39042.00        30997.25    79.4
Office                          6760.77         65038.50     5225.00         1535.77   29.4       67049.00        (2010.50)    3.0-
Collection Fees                   27.06           239.23       40.00          (12.94)  32.4-       8645.00        (8405.77)   97.2-
Printing                        5750.64        102452.83     6900.00        (1149.36)  16.7-      91825.00        10627.83    11.6
Survey/referral fees                .00          9100.88      611.00         (611.00) 100.0-       7303.00         1797.88    24.6
Professional fees               8091.76         20557.76     1806.00         1285.76   71.2       19281.00         1276.76     6.6
Rent                           56438.22        681700.56    56878.00         (439.78)    .8-     658720.00        22980.56     3.5
Repairs and maintenance         4026.34        105630.58     8200.00        (4173.66)  50.9-      97964.09         7666.58     7.8
Property taxes                  2261.00         27132.00     2261.00             .00     .0       27132.00             .00      .0
Other taxes                         .00        112866.57     9150.00        (9150.00) 100.0-     121500.00        (8633.43)    7.1-
Shop supplies                   4799.78         41574.26     3169.00         1630.78   51.5       40632.00          942.26     2.3
Telephone                       9735.42        120088.40     9575.00          160.42    1.7      111449.00         8639.40     7.8
Utilities                      18077.80        126983.87     9937.00          140.80    1.4      123655.00         8328.87     2.7
Computer                      (19912.28)        60560.12     3675.00       (28587.28) 641.3-       6233.30        (1827.88)    2.9-
Vending machine                   84.19          3714.88      626.00         (541.81)  86.6-       6732.00        (1017.12)   15.1-
Installation                     117.41         10634.26      594.00         (476.59)  80.2-       7989.00         2643.26    33.1
Janitorial                      3704.92         43119.56     2995.00          709.92   23.7       36842.00         6277.56    17.0
Refreshment                     2434.08         17209.71     1570.00         (135.91)   8.7-      15136.00         2078.71    13.7
Cash over and short              360.70          8023.01         .00          860.70     .0            .00         3023.01      .0
Common operating expenses       4246.00         50952.00     4246.00             .00     .0       50952.00             .00      .0
Common operating salaries     (11180.00)      (116865.00)  (11130.00)            .00     .0     (116865.00)            .00      .0
                             ----------      -----------  ----------      ----------           -----------      ----------

   Total operating expenses   967696.42       9684037.04  1040085.00       (82388.58)   7.9-    9606089.00        77948.04      .3
                             ----------      -----------  ----------      ----------           -----------      ----------

Consolidated profit/Class     414116.71       2118147.15   601322.00      (187205.29)  31.1-    2859865.00      (745917.85)   26.1-
                             ==========      ===========  ==========      ==========           ===========      ==========

                           Telephone Warehouse, Inc.
                            Profit & loss statement
                                Administrative
                          Period: 12/01/96 to 12/31/96

                             Reporting-prd     Year-to-date     Budget-reporting-period                   Budget-year-to-date
                                 amount           amount     Amount       Var-amt    Var-%          Amount        Var-amt     Var-%
Income - administrative

Miscellaneous                   2300.20         25798.20     2630.00       (329.80) 12.5-          57865.00       (32066.80)  55.4-
Disconnects recovery            7315.32         93928.20     7110.00        405.32   5.7           79425.00        14503.20   18.3
Residual                      240287.44       2689484.82   237000.00       3287.44   1.4         2829500.00      (140015.18)   4.9-
Advertising CD-DP carriers    117073.00        811699.62   157883.00     (40310.00) 25.6-         826984.00       (15284.33)   1.8-
Advertising CD-DP Vendors      24997.40        111873.40    18000.00       6997.40  38.9           53775.00        58098.40  108.0
Interest income                 3843.72         49380.96     2650.00       1195.72  45.1           61823.00       (12442.04)  20.1-
                              ---------       ----------  ----------     ---------               ----------      ----------

Total administrative income   396019.08       3782165.20   424773.00     (28758.92)  6.8-        3909872.00      (127206.80)   3.3-

                         Period: 12/01/96 to 12/31/96

                                  Reporting-prd   Year-to-date        Budget-reporting-period              Budget-year-to-date
                                     amount          amount        Amount       Var-amt    Var-%      Amount      Var-amt   Var-%

Expenses - Administrative

Credit card finance charge             9.09          1417.26        142.00      (132.91)    98.6-     2061.00     (643.74)   31.2-
Freight paid                            .00            25.80           .00          .00       .0          .00       25.80      .0
Inventory adjustment                    .00         56000.00           .00          .00       .0     56000.00         .00      .0
Salaries- officers                      .00       1050000.00           .00          .00       .0   1050000.00         .00      .0
Salaries- accounting admin.        28129.80        254057.87      22000.00      1129.80      5.1    254000.00       57.37      .0
Salaries- sales admin.             68424.48        676130.62     100308.00    (31883.57)    31.8-   731887.00   (55756.38)    7.6-
Salaries- operations admin.        28807.49        297845.84      19200.00      4107.49     21.4    297200.00      645.84      .2
Salaries- warehouse admin.          6290.01         86206.02       7500.00     (1209.99)    16.1-    93000.00    (6793.98)    7.3-
Payroll taxes- social security      7102.84         98518.04       6694.00       408.84      6.1     98259.00      259.04      .3
Payroll taxes - fed unemployment     338.00          2444.03        317.00        21.00      6.6      2442.00        2.03      .1
Payroll taxes - SUTA                 168.27          2420.48        271.00      (107.73)    39.8-     2559.00     (138.52)    5.4-
Health insurance expense            1408.74         20036.36       1900.00      (491.26)    25.9-    21525.00    (1488.64)    6.9-
Training                                .00         17503.96           .00          .00       .0      2789.00    14764.96   539.1
Advertising - cellular            296880.77       1324016.57     287412.00      6468.77      2.8   1313543.00    10473.57      .8
Advertising - vehicle security       610.38         11132.12        556.00        54.38      9.8     12869.00    (1236.88)   10.0-
Advertising - pagers               86022.21        223419.16      34342.00      1680.21      4.9    212821.00    10598.16     5.0
Advertising-signs & displays        1609.76         48705.24       1250.00       359.76     28.8     17540.00    31165.24   177.7
Adverising-shows & promos               .00            50.00           .00          .00       .0          .00       50.00      .0
Alarm                                 76.79           625.84         62.00        14.73     28.8       462.00      163.84    85.5
Auto                                1846.35         16627.50       1377.00       (30.65)     2.2-    16954.00     (326.50)    1.9-
Bad debt                                .00         25000.00       2500.00     (2500.00)   100.0-    27500.00    (2500.00)    9.1-
Bank charges                           7.50           375.66         30.00       (22.50)    75.0-      148.00      232.66   162.7
Contract labor                          .00              .00        200.00      (200.00)   100.0-      600.00     (600.00)  100.0-
Depreciation                        9355.86         21500.52       1104.00      8251.86    747.5     13248.00     8252.52    62.3
Donations                               .00           375.05         63.00       (63.00)   100.0-      705.00     (329.95)   46.8-
Dues & subscriptions                 268.00          1831.10        215.00        48.00     22.8      2218.00     (381.90)   17.3-
Awards                              2334.62         22868.66       1100.00      1234.62    112.2     14050.00     8813.66    62.7
Entertainment                           .00          2500.00           .00          .00       .0          .00     2500.00      .0
Travel                               (26.60)          848.07        121.00      (147.60)   122.0-     2166.00    (1322.98)   61.1-
Postage & Freight                   1712.90         21839.78       1868.00      (155.10)     8.9-    25893.00    (4003.22)   15.5-
Insurance                            138.00          1808.70        138.00          .00       .0      1734.00       74.70     4.3

              Period: 12/01/96 to 12/31/96

                                    Reporting-prd   Year-to-date         Budget-reporting-period             Budget-year-to-date
                                       amount          amount        Amount       Var-amt    Var-%      Amount      Var-amt   Var-%

Expenses - Administrative (continue)
Insurance - workers comp.               335.61         4319.80        425.00       (89.39)    21.0-     4444.00      (124.20)   2.8-
Miscellaneous                              .00          139.64           .00          .00       .0          .00       139.64     .0
Personnel                              4725.01        57758.40       2958.00      1317.01     44.5     26056.00     31702.40  121.7
Office                                 2956.75        28302.73       2500.00       456.75     18.3     30549.00     (2246.27)   7.4-
Collection fee                             .00          667.11        103.00      (103.00)   100.0-     1312.00      (644.89)  49.2-
Collections - WSF checks                 27.06         (427.88)       (63.00)       90.06    143.0      7333.00     (7760.88) 105.8-
Printing                                884.15        12590.41        900.00       (15.85)     1.8-    11698.00       892.41    7.6
Professional Fees                      2671.31        17165.48       1394.00      1277.31     91.6     15907.00      1258.48    7.9
Rent                                   5171.28        58085.38       3800.00      (628.72)    10.3-    49580.00      9505.33   19.6
Repairs & maintenance                  1081.43        24020.87       2500.00     (1418.52)    56.7-    25250.00     (1229.13)   4.9-
Other taxes                                .00       112850.00       9150.00     (9150.00)   100.0-   121500.00     (9150.00)   7.5-
Telephone                              2967.52        30558.84       2725.00       242.52      8.9     29043.00      1515.84    5.2
Utilities                              1089.91        13589.95       1250.00      (160.09)    12.8-    13153.00       436.95    3.3
Computer                             (16041.49)       26846.03       1150.00    (17191.49)   999.9-    36074.00     (9227.97)  25.6-
Vending                                (383.48)          96.92         84.00      (467.48)   556.5-     1128.00     (1031.03)  91.4-
Interest                                   .00         1809.99           .00          .00       .0          .00      1809.99     .0
Janitorial                              416.95         5571.24        350.00        66.95     19.1      4426.00      1145.24   25.9
Refreshment                             529.86         3211.52       1100.00      (570.14)    51.3-     9300.00     (1088.48)  11.7-
Common operating expenses              1246.00        50952.00       4246.00          .00       .0     50952.00          .00     .0
Common operating salaries            (11130.00)     (116865.00)    (11130.00)         .00       .0   (116865.00)         .00     .0
                                     ---------      ----------     ---------    ---------            ----------   ----------

Total expenses-administrative        476603.87      4621913.18     516112.00    (39508.93)     7.7-  4593453.00     28460.18     .6
                                     ---------      ----------     ---------    ---------            ----------   ----------

Net profit (loss)                    (80583.99)     (839747.98)    (91339.00)    10755.01     11.8   (684081.00)  (155666.93)  22.3-
                                     =========      ==========     =========    =========            ==========   ==========

                       Telephone Warehouse, Kansas City
                                Balance Sheet
                                As of 12/31/96

                                    Assets
Current assets

Cash on hand                      $285,897.22
A/R-Cellularune                    216,586.57
A/R-trade                              299.55
A/R-allow for doubtful accts.       (1,437.98)
A/R-asf returned checks              4,074.09
Intercompany A/R: NCI                4,562.05
Inventory                          207,113.05
Inventory valuation reserve         (2,301.62)
Prepaid rent                        12,633.18
                                  -----------

         Total current assets                  $726,932.11

Fixed assets

Office equipment                  $ 15,750.72
Signs & displays                    81,652.38
Test equipment                      20,698.48
Leasehold improvements              29,274.56
Computer & software equipment        2,194.62
Accumulated depreciation           (84,258.28)
                                  -----------

         Total fixed assets                    $115,312.53

Other assets

Deposits                          $ 28,277.80
                                  -----------

         Total other assets                    $ 23,177.80
                                               -----------

                                                            $863,422.44
                                                            ===========

                      Telephone Warehouse -- Kansas City
                                Balance Sheet
                                As of 12/31/96

                     Liabilities and stockholder's equity


Current Liabilities

A/P-trade                       $     360,392.25
A/R-accruals                           69,261.88
A/P-check request refunds               1,053.95
A/P-CellOne deposits                         .00
A/R-customer deposits                  21,050.00
A/R-salaries & wages                   22,979.96
Intercompany A/P: TW/DFW              205,614.77
Intercompany A/P: TW-S/A                4,022.58
Sales tax payable-Missouri              3,588.75
Sales tax payable -Kansas               2,379.34
Use tax payable                         7,597.71
Payroll taxes payable                   4,474.38
Accrued-insurance                       6,740.25
Accrued-property taxes                  2,333.89
Accrued-professional                   20,460.15
Accrued-interest                       20,460.15
                                ----------------
   Total current liabilities                          $    736,676.86

Long term liabilities
Note payable-shareholder        $    590,000.00
                                ---------------
   Total long term liabilities                        $    590,000,00
                                                      ---------------

    Total liabilities                                 $  1,326,676.86

Stockholders equity

Common stock                    $       1,000.00
Retained earnings-prior years        (419,280.26)
Net Income (loss)                     (42,974.16)
                                ----------------

         Total equity                                                   $    (461,254.42)
                                                                        ----------------

 Total liabilities and equity                                           $     865,422.44
                                                                        ================

                       Telephone Warehouse, Kansas City
                                Classification
                            Profit & loss statement
                         Period 12/01/96 to 12/31/96


                              Reporting-prd  Year-to-date      Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount        Var-amt      Var-%    Amount        Var-amt      Var-%

Total equipment sales           127792.26     1020104.61     151415.00      (13622.74)     9.0   1015655.00       4449.61       .4
Total labor income               25487.45      146898.24      24643.00         844.45      3.4    140990.00       5908.24      4.2
Coe activations                       .00        (288.00)          .00            .00       .0          .00       (238.00)      .0-
Volume bonus income              86900.00       74075.00      28000.00        8900.00)    31.8     45300.00      28775.00     63.5
Misc. income all stores           1505.41       14097.15       1815.00        (309.59     17.1-    16713.00      (2615.00)    15.7-
Customer discount               (97048.52)    (684419.72)   (124000.00)      26156.48     21.1   (694954.00      10534.28)     1.5
Commission earned all stores    146900.00     1028075.00     182800.00      (35900.00     19.6-  1018138.00       9937.00      1.0
Commission: all stores           (7050.00)     (74125.00)     (7656.00)        606.00      7.9    (88316.00)     14191.00     16.1
Commission trueup: all stores     (722.94)     (10915.69)       606.00       (1878.94)   227.5-      322.00     (11237.69)   999.9-
Residuals                         9557.84       82495.66       7500.00        2057.84     27.4     74209.00       8286.66     11.2
Advertising CO-DP                16079.55      182756.83      28600.00      (12520.45)    43.8    161327.00      21429.83     13.3
Pager income all stores          40778.76      307667.73      39975.00         803.73      2.0-   284437.00      23170.73      8.1
Pager service extended             206.85        2013.45        432.00        (225.15)    52.1      3014.00      (1000.55)    33.2-
Warranty                            15.00         950.00        175.00        (160.00)    91.4-      787.00        168.00     20.7
                                ---------     ----------     ---------      ---------            ----------     ---------
   Total Income                 309556.63     2089435.26     334305.00      (24746.37)     7.4-  1977682.00     111758.26      5.7-

                                Cost of Sales

Total equipment cost of sales   116069.25      770452.87     123792.00       (7632.77)     6.2-   771862.00      (1409.13)      .2-
Use tax                           4115.95       22362.28       2987.00        1128.95     37.8     22722.00       (359.72)     1.6-
Freight paid                       622.77        4555.65        286.00         336.77    117.8      3222.00       1333.65     41.4
Warranty expense                   197.00        1997.13        386.00        (189.00)    49.0-     2689.00       (691.87)    25.7-
Pager service                     6284.64       67432.50       7400.00       (1115.36)    15.1-    64150.00       3282.80      5.1
Pager retention discount           879.90        6169.80        800.00          79.90     10.0      4483.00       1686.80     37.6
Inventory adjustment              2919.30       19675.59        800.00        2119.30    264.9     12500.00       7175.59     57.4
                                ---------     ----------     ---------      ---------            ----------     ---------
   Total cost of sales          181088.79      892646.12     136361.00       (5272.21)     3.9-   831628.00      11018.12      1.3
                                ---------     ----------     ---------      ---------            ----------     ---------

   Gross profit                 178467.84     1196789.14     197944.00      (19476.16)     9.8-  1096054.00     100735.14      9.2
                                =========     ==========     =========      =========            ==========     =========

                                Operating Expenses

Expenses - Administrative        82485.76      526443.15      77599.00        4886.76      6.3    511683.00      14760.15      2.9
Expenses - Bannister             17805.71      187532.97      17996.00        (190.29)     1.1-   184903.00       2629.97      1.4
Expenses - Independence          22100.50      191446.12      19751.00        2349.58     11.9-   181510.00       9936.12      5.5
Expenses - Overland Park         22076.10      184930.38      23032.00        (955.90)     4.2-   180842.00       4088.38      2.3
Expenses - Gladstone             15518.87      148020.86      18123.00       (2604.13)    14.4-   152460.00      (9439.14)     6.2-
Expenses - Pager dept.             421.09        6389.82        520.00         (98.91)    19.0-     6255.00         134.82     2.2
                                ---------     ----------     ---------      ---------            ----------     ---------

Total expenses                  160408.11     1239763.30     157021.00        3397.11      2.2   1217653.00      22110.38      1.8

Net profit (loss)                18059.78      (42974.16)     40923.00      (22863.27)    55.9-  (121599.00)     78624.84     64.7
                                =========     ==========     =========      =========            ==========     =========



                       Telephone Warehouse, Kansas City
                                 Consolidated
                           Profit & loss statement
                        Period:  12/01/96 to 12/31/96


                              Reporting-prd  Year-to-date      Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount        Var-amt     Var-%    Amount        Var-amt      Var-%


Income

Pagers                           11128.27      116930.29      10944.00         184.27      1.7    133009.00     (16077.71)   12.1-
Cellular                        102239.79      717221.25     119574.00      (17324.21)    14.5-   706474.00      10747.25     1.5
Cellular accessories             16109.89      137959.17      14390.00        1719.89     12.0    128242.00       9717.17     7.6
Other equipment                       .00         399.95          0.00           0.00       .0       975.00        (75.05)    7.7-
Alarms                            4547.63       27170.55       3690.00         875.63     23.2     30519.00      (3348.45    11.0-
Service parts                     3251.68       13363.83       2185.00        1066.68     48.8     10665.00       2698.83)   25.3
Dealer service                     440.00        4451.12        394.00          46.00     11.7      4716.00       (264.88)    5.6-
Programming labor-pager          16410.00       81527.00      13800.00        2610.00     18.9     73608.00       7919.00    10.8
Gift certificates                   73.00        2108.45        238.00        (163.00)    68.5-     1056.00       1052.45    99.7
Programming labor-cellular        6855.00       44145.14       7800.00       (1445.00)    18.9-    43863.00        277.14      .6
Labor - misc                       549.95        2643.95        275.00         274.95)   100.0-     2520.00        123.95     4.9
Labor alarms                      2172.56       18582.15       2768.00        (595.50)    21.5-    20944.00      (2411.85)   11.5-
COE activation                        .00        (238.00)          .00            .00       .0-         .00       (238.00)     .0-
Volume bonus                     36900.00       74075.00      28000.00        8900.00     31.8     45300.00      28775.00    63.5
Miscellaneous                       56.46        2065.30        215.00        (158.54)    73.7-     1971.00         94.30     4.3
Disconnects recovery              1443.95       12081.85       1600.00        (151.05)     9.4     14742.00      (2710.15)   18.4-
Customer discount               (97843.52)    (684419.72)   (124000.00)      26156.48     21.1   (694954.00)     10534.28     1.5
Commission earned               146900.00     1028075.00     182800.00      (35900.00)    19.6-  1018139.00       9937.00     1.0
Commission deacts                (7050.00)     (74125.00)     (7656.00)        606.00      7.9    (88316.00)     14191.00    16.1
Commission trueup                 (772.94)     (10915.69)       606.00       (1378.94)   227.5-      322.00     (11237.69)  999.9-
Residuals                         9357.34       82495.66       7500.00        2057.84     27.4     74209.00       8286.66    11.2
Advertising                      16079.38      182756.88      28600.00      (12520.45)    43.8-   161327.00      21429.83    13.3
Pager service                    40778.73      307667.73      39975.00         803.73      2.0    284497.00      23170.73     8.1
Pager service extended             206.35        2013.45        432.00        (225.15)    52.1-     3014.00      91000.55)   33.2-
Warranty                            15.00         950.00        175.00        (160.00)    91.4-      737.00        163.00)   20.7
                                ---------     ----------     ---------      ---------            ----------    ----------

   Total income                 809556.63     2089435.26     334805.00      (24748.37)     7.4-  1977682.00     111753.26     5.7

Pagers                           81706.69      184479.39      32256.00        (549.31)     1.7-   194944.00     (10464.61)    5.4
Cellular                         71000.82      480468.44      81353.00      (10352.18)    12.7-   482149.00      (1680.56)     .3
Cellular accessories              9089.95       71543.60       6187.00        2902.95     46.9     61762.00       9781.60    15.8
Other equipment                    755.27        4186.04        326.00         492.27    131.7      2794.00       1392.04    49.8
Alarms                            2888.88       16566.82       2066.00         317.88     15.4     20288.00      (3721.18)   18.3
Service parts                      768.80        8395.50       1092.00        (328.70)    29.6-     5700.00       2695.50    47.3
Credit card finance charges        364.32        4813.09        422.00         (57.68)    13.7      4225.00        568.08    13.9
Use tax                           4115.93       22362.28       2987.00        1128.95     37.8     22722.00       (359.72)    1.6-
Freight paid                       622.77        4555.65        286.00         336.77    117.8      3222.00       1333.65    41.4
Pager service                     6284.64       67432.80       7400.00       (1115.36)    15.1-    64150.00       3282.80)    5.1
Pager retention discount           879.90        6169.80        800.00          79.90     10.0      4483.00       1686.80)   37.6
Outside labor                      197.00        1997.13        386.00        (189.00)    49.0-     2689.00       9691.87)   25.7
Inventory adjustment              2919.30       19675.59        800.00        2119.30    264.9     12500.00       7175.59)   57.4
                                ---------     ----------     ---------      ---------            ----------    ----------

   Total cost of sales          181088.79      892646.12     136361.00       (5272.21)     3.9-   881628.00      11016.12     1.3
                                ---------     ----------     ---------      ---------            ----------    ----------

   Gross profit                 178467.84     1196789.14     197944.00      (19476.16      9.8   1096054.00    1096054.00     9.2



                             Telephone Warehouse, Kansas City
                           Consolidated Profit & Loss Statement
                               Period 12/01/96 to 12/31/96



                              Reporting-prd      Year-to-date        Budget-reporting-period             Budget-year-to-date
                                 amount              amount         Amount      Var-amt    Var-%     Amount     Var-amt    Var-%
      Operating expenses
Salaries - operations admin.       5095.54        55683.78      4320.00        775.54    18.0      55540.00     148.78       .3
Salaries - store manager          15555.46       159775.33     16000.00       (444.54)    2.8-    157000.00    2775.33      1.8
Salaries - asst. store manager     5397.57        67100.73     12500.00      (7102.43)   56.8-     84020.00  (16919.27)    20.1
Salaries - salespersons           14510.56       126572.28     16800.00      (2289.44)   13.6-    127950.00   (1377.72)     1.1-
Salaries - service manager         1476.20        18691.81      2050.00       (573.80)   28.0-     19478.00    (786.19)     4.0-
Salaries - installers              5805.86        37459.86      3100.00       2205.86    71.2      30452.00    7007.36     23.0
Payroll taxes-social security      3291.52        35025.08      3676.00       (384.48)   10.5-     35633.00    (607.92)     1.7-
Payroll taxes-fed unemployment      155.28         1392.99       173.00        (17.72)   10.2-      1425.00     (32.01)     2.2-
Payroll taxes-st unemployment       456.65         5396.91       684.00       (227.35)   33.2-      5786.00    (389.09)     6.7-
Training                               .00         2448.19       206.00       (206.00)  100.0-      1098.00    1350.19    123.0
Advertising                       65917.85       317262.38     62915.00       3002.85     4.8     309482.00    7780.38      2.5
Alarm                               113.67         1780.83       152.00        (38.33)   25.2-      1824.00     (43.17)     2.4-
Auto                                523.55         6680.26       534.00        (10.45)    2.0-      6768.00     (87.74)     1.3-
Bad debts                           500.00         6000.00       500.00           .00      .0       6000.00        .00       .0
Payroll fees - ADP                  347.75         3962.60       348.00          (.25)     .1-      4091.00    (128.40)     3.1-
Bank charges                           .00          510.63        59.00        (59.00)  100.0-       649.00    (138.37)    21.3-
Depreciation                       5489.50        19245.66      1250.00       4239.50   339.2      15009.00    4236.66     28.2
Dues and subscriptions               43.87          915.94       100.00        (54.63)   54.6-       567.00     348.94     61.5
Awards                                 .00         1571.20          .00           .00      .0        190.00    1381.20    726.9
Travel                                 .00         3864.48       237.00       (237.00)  100.0-      1282.00    2582.48    201.4
Freight/postage & billing          1162.78        10372.67       815.00        347.78    42.7       8944.00    1428.67     16.0
Insurance                           688.00         7803.00       624.00          9.00     1.4       7794.00       9.00       .1
Insurance-workers comp              417.89         3960.32       586.00       (168.11)   28.7-      4138.00    (177.68)     4.3-
Personnel                          2037.59         8376.23       411.00       1626.59   395.8       6449.00    1927.23     29.9
Office                              614.91         5156.58       400.00        214.91    53.7       5450.00    (293.47)     5.4-
Collection fees                        .00         1038.83         5.00         (5.00)  100.0-       952.00     186.88     14.4
Collection-ASf check                   .00         (275.72)      (46.00)        46.00   100.0       (391.00)    115.28     29.5
Printing                            702.58        12806.48      1150.00       (447.42)   38.9-     15175.00   (2368.52)    15.6-
Survey/referral fees                375.00         4341.68       333.00         42.00    12.6       2135.00    2206.68    103.4
Professional fees                    80.00         3970.00        80.00           .00      .0       4117.00    (147.00)     3.6-
License & permits                      .00          726.83          .00           .00      .0           .00     726.83       .0
Rent                              16421.41       151328.81     16388.00         33.41      .2     146801.00    4527.81      3.1
Repairs and maintenance             683.88         6690.96       425.00        178.88    42.1       5640.00    1020.96     18.1
Property taxes                      400.00         4800.00       400.00           .00      .0       4800.00        .00       .0
Other taxes                            .00          296.00          .00           .00      .0           .00     296.00       .0
Shop supplies                       576.90         3644.67        60.00        516.90   861.5       1656.00    1988.67    120.1
Telephone                          1364.96        17670.70      1463.00        (98.04)    6.7-     19187.00   (1516.30)     7.9-
Utilities                          1994.45        23432.43      2175.00       (180.55)    8.3-     24729.00   (1296.57)     5.2-
Computer                            108.70         2207.17       228.00       (119.30)   52.3-      3851.00   (1643.83)    42.7-
Interest                               .00        36982.62          .00           .00      .0      36983.00       (.38)      .0-
Installation                       2045.66         3545.50        20.00       2025.66   999.9        534.00    3011.50    564.0
Janitorial                          653.66         4506.25       195.00        158.66    81.4       2360.00    2146.25     90.9
Refreshment                         565.45         3847.25       140.00        425.45   303.9       2020.00    1827.25     90.5
Cash over and short                 202.01         1088.65          .60        202.01      .0           .00    1088.65       .0
Common operating salaries          5565.00        50085.00      5565.00           .00      .0      50085.00        .00       .0
                             -------------    ------------  -----------  ------------            ----------  ---------
  Total operating expenses       160400.11      1239763.30    157021.00       3387.11     2.2    1217653.00   22110.30      1.8
                             -------------    ------------  -----------  ------------            ----------  ---------
Consolidated profit/ (loss)       18059.78       (42974.16)    40923.00     (22863.27)   55.9    (121599.00)  78624.84     64.7
                             =============    ============  ===========  ============            ==========  =========


      Telephone Warehouse, Kansas City
          Profit & loss statement
               Administrative
        Period: 12/01/96 to 12/31/96




                                 Reporting-prd      Year-to-date        Budget-reporting-period             Budget-year-to-date
                                   amount              amount         Amount      Var-amt    Var-%     Amount     Var-amt    Var-%
Income-administrative

Miscellaneous                        56.46            2065.30          215.00    (158.54)   73.7-       1971.00       94.30    4.8
Disconnects recovery               1448.95           12031.85         1600.00    (151.05)    9.4-      14742.00    (2710.15)  18.4-
Residuals                          9557.84           32495.66         7500.00    2057.84    27.4       74209.00     8286.66   11.2
Advertising CO-OP Cellular Inc    12279.55          146910.86        28600.00  (16320.45)   57.1-     148127.00    (1216.14)    .8-
Advertising CO-OP Vendors          3800.00           35845.97             .00    3800.00      .0       13200.00    22645.97  171.6
                                ----------          ---------       ---------  ---------              ---------   ---------

Total administrative income       27142.80          279349.64        37915.00  (10772.20)   28.4      252249.64    27100.64   10.7



Cost of sales - Administrative

Freight paid                           .00              57.34             .00        .00      .0            .00      57.34      .0
Inventory adjustments                  .00            2100.00             .00        .00      .0        2100.00        .00      .0
                                ----------          ---------       ---------  ---------              ---------   --------

Total cost of sales - Admin            .00            2157.84             .00        .00      .0        2100.00      57.34     2.7
                                ----------          ---------       ---------  ---------              ---------   --------

Gross profit- Administrative      27142.90          277192.80        37915.00  (10772.20)   28.4-     250149.00   27043.30    10.8


                         Period: 12/01/96 to 12/31/96



                                 Reporting-prd      Year-to-date        Budget-reporting-period             Budget-year-to-date
                                    amount            amount         Amount      Var-amt    Var-%     Amount     Var-amt    Var-%

Expenses Administrative

Salaries-operations admin.       5095.54            55683.78         4320.00    775.54     18.0      55540.00     143.78     .3
Payroll taxes-social security     271.15             4124.42          230.00     41.15     17.9       4095.00      29.42     .7
Payroll taxes-fed unemployment     16.33              103.15           14.00      2.33     16.6        102.00       1.15    1.1
Payroll taxes-st unemployement     38.38              488.13           61.00    (22.62)    37.1-       506.00     (17.87)   3.5-
Training                             .00             2448.19          206.00   (206.00)   100.0-      1098.00    1350.19  123.0
Advertising-cellular            57251.26           278364.53        53285.00   8966.26      7.4     273069.00    5295.53    1.9
Advertising-vehicle security      264.00             2487.52          136.00    128.00     94.1       2279.00     208.52    9.2
Advertising-pagers               7964.88            32796.88         9194.00  (1229.12)    13.4-     32344.00     452.88    1.4
Advertising-signs & displays      437.71             3613.45          300.00    137.71     45.9       1790.00    1823.45  101.9
Auto                              463.57             6326.84          511.00    (47.43)     9.3-      6457.00    (130.16)   2.0-
Bad debt                          300.00             6000.00          500.00       .00       .0       6000.00        .00     .0
Payroll fees - ADP                347.75             3962.60          348.00      (.25)      .1-      4091.00    (128.40)   3.1-
Bank charges                         .00              510.63           59.00    (59.00)   100.0-       649.00    (138.37)  21.3-
Dues & subscriptions               45.37              899.74          100.00    (54.63)    54.6-       567.00     332.74   58.7
Awards                               .00             1571.20             .00       .00       .0        190.00    1381.20  726.9
Travel                               .00             3864.48          237.00   (237.00)   100.0-      1282.00    2582.48  201.4
Postage & Freight                 750.39             4625.02          255.00    495.69    194.4       2953.00    1672.02   56.6
Insurance                           9.00               99.00            9.00       .00       .0         99.00        .00     .0
Insurance-workers comp.             9.56              104.51            8.00      1.56     19.5        102.00       2.51    2.5
Personnel                        1037.57             8376.23          411.00   1626.59    395.3       6449.00    1927.23   29.9
Office                             84.12             1900.74          200.00   (115.88)    57.9-      2350.00    (449.26)  19.1-
Collection Fee                       .00             1088.83            5.00     (5.00)   100.0-       952.00     136.83   14.4
Collections - NSF checks             .00             (275.72)         (46.00)    46.00    100.0       (391.00)    115.28   29.5
Printing                           20.12             1803.03          350.00    (329.38)   94.3-      2800.00   (1496.97)  53.5-
Survey/referral fees              373.00             3215.00          333.00      42.00    12.6       1901.00    1314.00   69.1
Professional fees                    .00             3810.00             .00        .00      .0       4037.00    (227.00)   5.6-
Rent                              354.23             3554.02          320.00      34.23    10.7       2240.00    1314.02   58.7
Repairs & maintenance               5.61              293.85           25.00     (19.39)   77.6        250.00      43.85   17.5
Other taxes                          .00              296.00             .00        .00      .0           .00     296.00     .0
Telephone                         167.32             3328.28          280.00    (114.48)   40.9-      4789.00   (1460.80)  30.5-
Utilities                          36.96             1073.91           75.00     (18.04)   24.1-      1249.00    (175.09)  14.0-
Computer                          108.70             2207.17          228.00    (119.30)   52.3-      3851.00   (1643.83)  42.7-
Interest                             .00            36982.62             .00        .00      .0      36983.00       (.38)    .0-
Janitorial                         48.48              503.25           40.00       8.48    21.2        445.00      58.25   13.1
Refreshment                       199.24              626.95           40.00     159.24   398.1        480.00     146.95   30.6
Common operating salaries        5565.00            50085.00         5565.00        .00      .0      50085.00        .00     .0
                              ----------          ----------       ---------   --------            ----------   --------

Total expenses-administrative   82485.76           526443.15        77599.00    4886.76     6.3     511683.00   14760.15    2.9


Net profit (loss)              (55342.96)         (249250.85)      (39684.00) (15658.96)   39.5-   (261534.00)  12283.15    4.7
                              ==========          ==========       =========   ========            ==========   ========

                      Telephone Warehouse -- Kansas City
                            Profit & loss statement
                                Bannister Store
                          Period: 12/01/96 to 12/31/96

                               Reporting-prd   Year-to-date     Budget-reporting-period                  Budget-year-to-date
                                 amount          amount       Amount       Var-amt   Var-%          Amount        Var-amt    Var-%
Income - Bannister

Pagers                            1778.15       36723.15     2918.00       (1139.85)  39.1-         37078.00       (354.85)   1.0-
Cellular                         21135.61      202984.09    33879.00      (12743.39)  37.6-        214812.00     (11827.91)   5.5-
Cellular accessories              3996.86       42431.62     3847.00         149.86    3.9          39090.00       3341.62    8.5
Alarms                            1941.14        8502.45      840.00        1101.14  131.1           8330.00        172.45    2.1
Service parts                      727.54        3163.80      716.00          11.54    1.6           3179.00        (15.20)    .5-
Non-commisionable labor            120.00        1451.68      142.00         (22.00)  15.5-          2068.00       (616.32)  29.8-
Programming labor-pager           4110.00       21305.00     3680.00         430.00   11.7          19210.00       2095.00   10.9
Gift certificates                     .00          41.65         .00            .00     .0              8.00         33.65  420.6
Programming labor-cellular        1820.00       11819.09     2210.00        (890.00)  40.3-         13461.00      (1641.99)  12.2-
Labor                              195.00         729.00       78.00          27.00   34.6            765.00        (36.00)   4.7
Labor alarms                      1075.00        7931.50      630.00         445.00   70.6           5861.00       2070.50   35.3
CDE activation                        .00          12.00         .00            .00     .0               .00         12.00     .0
Volume bonus                      7800.00       17650.00     6500.00        1300.00   20.0          10850.00       6800.00   62.7
Customer discount               (20086.80)    (196892.75)  (35850.00)      15813.20   44.1        (214597.00)     17704.25    8.3
Carrier comm earned              32425.00      307225.00    50860.00      (17935.00)  35.6-        312109.00      (4884.00)  1.60-
Carrier comm deactivations       (4725.00)     (31375.00)   (3190.00)      (1535.00)  48.1-        (33426.00)      2051.00    6.1
Carrier comm true-up              (424.94)      (1433.76)       6.00        (430.94) 999.9-           710.00      (2143.76) 301.9-
Pager service                     4936.00       27465.07     5040.00         (84.00)   1.7-         27673.00       (207.93)    .8-
                               ----------    -----------   ---------     ----------  -----       -----------    ----------

Total income - Bannister         56808.56      459733.39    71806.00      (15502.44)  21.6-        447181.00      12552.59    2.3


Cost of sales - Bannister


Pagers

Pagers                            7524.54       51772.41     8602.00       (1077.46)  12.5-         54029.00      (2256.59)   4.2-
Cellular                         14185.85      184607.98    28050.00       (8914.65)  38.7-        143104.00     (13496.07)   9.1-
Cellular accessories              2189.02       20464.40     1654.00         529.02   32.0          18711.00       1753.40    9.4
Other equipment                    109.26         897.97       69.00          40.26   58.3            513.80        384.97   75.0
Alarms                             906.65        5394.48      470.00         436.63   92.9           5703.00       (308.52)   5.4-
Service parts                       38.92        2403.73      858.00        (269.08)  75.2-          1813.00        590.73   32.6
Credit card finance charge          68.58         921.88       74.00         (10.42)  14.1-           870.00         51.38    5.9
Use tax                           1054.18        6517.05      841.00         213.18   25.3           6904.00       (386.95)   5.6-
Freight paid                       141.78        1017.59       68.00          78.78  108.4            886.00        131.59   14.9
Outside labor                      120.00         450.00       51.00          69.00  135.3            818.00        147.00   47.0
Inventory adjustment              8826.66        6799.97      200.00        3126.66  999.9           2600.00       4199.97  161.5
                               ----------    -----------   ---------     ----------              -----------    ----------

Total cost of sales-Bannister    29658.87      281256.91    35437.00        (578.13)  16.3-        240446.00      (9189.09)   8.8-
                               ----------    -----------   ---------     ----------              -----------    ----------

Gross profit-Bannister           26649.69      228476.68    36369.00       (9719.31)  26.7-        206735.00      21741.68   10.5

                          Period 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date    Budget-reporting-period                    Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%
Salaries-store manager            2852.14       36498.07     3200.00        (347.86)  10.9-         36200.00          293.07     .8
Salaries-asst. store manager      1405.52       28915.21     2500.00       (1094.48)  43.8-         26700.00        (2784.79)  10.4-
Salaries-salespersons             4584.22       25499.56     4200.00         384.21    9.1          27600.00        (2100.44)   7.6-
Salaries-service manager              .00        (249.51)        .00            .00     .0               .00         (249.51)    .0-
Salaries-installers               1597.62       22153.43     1550.00          47.62    3.1          18600.00         3553.48   19.1
Payroll taxes-social security      768.17        8180.34      843.00         (74.83)   8.9-          8432.00         (301.66)   3.6-
Payroll taxes-fed unemployment      82.82         323.17       86.00          (3.18)   8.8-           339.00          (15.83)   4.7-
Payroll taxes-st unemployment      110.70        1467.78      158.00         (47.30)  29.9-          1584.00         (116.22)   7.3-
Alarm                               37.89         454.68       38.00           (.11)    .3-           436.00           (1.32)    .3-
Auto                                  .00          81.12        9.00          (9.00) 100.0-           121.00          (39.88)  33.0-
Depreciation                      1162.15        7679.65      592.00         570.15   96.3           7118.00          566.65    8.0
Postage & Freight                     .00         116.80       10.00         (10.00) 100.0-           125.00           (8.20)   6.6-
Insurance                          154.00        1904.00      154.00            .00     .0           1904.00             .00     .0
Insurance-workers comp             100.98        1018.84      126.00         (25.10)  19.9-          1056.00          (42.16)   4.0-
Office                             129.81         861.74       50.00          79.81  159.6            775.00           86.74   11.2
Printing                           164.76        2847.26      200.00         (35.24)  17.6-          8100.00         (252.74)   8.2-
Survey/referral fees                  .00         125.00         .00            .00     .0               .00          125.00     .0
Professional fees                   20.00          40.00       20.00            .00     .0             20.00           20.00  100.0
License & permits                     .80         614.56         .00            .00     .0               .00          614.56     .0
Rent                              8007.20       86372.08     8007.00            .20     .0          35438.00          934.08    2.6
Repairs & maintenance              802.00         833.06      100.00         202.00  202.0           1150.00         (316.94)  27.6-
Property taxes                     100.00        1200.00      100.00            .00     .0           1200.00             .00     .0
Shop supplies                      152.49        1823.80       23.00         129.49  563.0            692.00         1131.00  163.4
Telephone                          298.43        3760.64      881.00         (37.55)  11.8-          3878.00         (117.36)   3.0-
Utilities                          684.28        7790.24      689.00          (4.72)    .7-          7701.00           89.24    1.2
Installation                          .00         406.69       10.00         (10.00) 100.0-           209.00          197.69   94.6
Janitorial                          29.60         524.73       25.00           4.60   18.4            265.00          259.78   98.0
Refreshment                         19.39         540.41       25.00          (5.61)  21.4-           245.00          295.41  120.6
Cash over & short                   96.61         810.47         .00          96.61     .0               .00          810.47     .0
                               ----------    -----------   ---------     ----------              -----------      ----------

Total expenses - Bannister       17805.71      187532.97    17996.00        (190.29)   1.1-        184908.00         2629.97    1.4
                               ----------    -----------   ---------     ----------              -----------      ----------

Net profit (loss) - Bannister     8848.98       40948.71    18873.00       (9529.02)  51.9-         21882.00        19111.71   87.5
                               ==========    ===========   =========     ==========              ===========      ==========

                       Telephone Warehouse - Kansas City
                            Profit & loss statement
                              Independence Store
                          Period: 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date    Budget-reporting-period                  Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%
Income - Independence

Pagers                            3134.99       30924.47     3010.00         124.99    4.2          34957.00        (4032.53)  11.5-
Cellular                         27117.54      153329.91    30890.00        (372.46)  12.2-        155933.00        (2603.09)   1.7
Cellular accessories             41419.50       31615.92     3094.00        1325.50   42.8          28057.00         3558.92   12.7
Alarms                             209.91        4874.26     1025.00        (815.09)  79.5-          7477.00        (2602.74)  34.8-
Service parts                     1294.85        5375.13      796.00         498.35   62.6           3977.00         1398.13   35.2
Non-commisionable labor            140.00        1355.00      113.00          27.00   23.9           1230.00          125.00   10.2
Programming labor - pager         4555.00       24357.00     3795.00         760.00   20.0          19906.00         4451.00   22.4
Gift certificates                   73.00        1656.85      176.00        (101.00)  57.4-           800.00          856.85  107.1
Programming labor - cellular      1905.00       10147.05     2015.00        (110.00)   5.5-          9565.00          582.05    6.1
Labor                               50.00         480.00       71.00         (21.00)  29.6-           557.00          (77.00)  13.8-
Labor alarms                       170.00        4026.20      769.00        (559.00)  77.9-          5254.00        (1227.80)  23.4-
Volume bonus                     10275.00       17925.00     7750.00        2525.00   32.6          11150.00         6775.00   60.8
Customer discount               (26445.78)    (147476.08)  (31775.00)       5326.22   16.8        (152721.00)        5244.92    3.4
Carrier comm earned              39500.00      222575.00    47740.00       (8240.00)  17.3-        223675.00        (1100.00)    .5-
Carrier comm deactivations        1675.00      (12150.80)   (1276.00)        601.00   47.1         (15511.00)        3361.88   21.7
Carrier comm true-up               (97.70)      (3042.93)     164.00        (261.70) 159.6-         (1985.00)       (1057.93)  53.3-
Pager service                     5967.80       32965.25     5198.00         769.30   14.3          26640.00         6825.25   23.7
Warranty                              .90         465.80      175.00        (175.00) 100.0-           626.00         (161.00)  25.7-
                               ----------    -----------   ---------     ----------              -----------      ----------
Total income - Independence      71592.11      379403.03    73730.00       (2137.89)   2.9-        359587.00        19816.03    5.5



Cost of sales - Independence

Pagers                            8668.91       52777.70     8870.00        (209.99)   2.4-         51607.00         1170.70    2.3
Cellular                         18885.08      101890.92    21016.00       (2179.97)  10.4-        105199.00        (3308.08)   3.1-
Cellular accessories              2368.81       15785.52     1880.00        1033.91   77.7          13901.00         1884.52   13.6
Other equipment                    343.79        1743.94       77.00         466.75  606.2            524.80         1219.94  232.8
Alarms                             174.87        4023.02      574.00        (399.93)  69.7-          5071.00        (1047.98)  20.7-
Service parts                      179.08        2886.55      398.00        (213.12)  54.8-          2085.00          331.55   16.5
Credit card finance charge         146.55        1948.06      185.00         (33.45)  20.8-          1618.00          330.06   20.4
Use tax                            727.21        4430.90      758.00         (30.79)   4.1-          5078.80         (647.10)  12.7-
Freight paid                       180.80        1580.90       90.00          90.63  100.7            754.00          826.90  109.7
Outside labor                       40.00         450.00       50.00         (10.00)  20.0-           270.00          180.00   66.7
Inventory adjustment             (2275.29)       3654.54      200.00       (2475.29) 999.9-          2600.00         1054.54   40.6
                               ----------    -----------   ---------     ----------              -----------      ----------

Total cost of sales  Ind.        29576.79      190622.05    33548.00       (8971.25)  11.8-        183627.00         1995.05    1.1
                               ----------    -----------   ---------     ----------              -----------      ----------

Gross profit - Independence      42015.36      188780.98    40182.00        1833.36    4.6         170960.00        17820.98   10.4

                          Period 12/01/96 to 12/31/96


                              Reporting-prd  Year-to-date          Budget-reporting-period               Budget-year-to-date
                                 amount         amount        Amount        Var-amt      Var-%    Amount        Var-amt      Var-%
Expenses-Independence

Salaries-store managers           3565.41       38297.59       3200.00         365.41     11.4     36200.00       2097.59     5.8
Salaries-asst. store managers     2653.10       24912.68       5000.00       (2346.90)    46.9-    24490.00        422.68     1.7
Salaries-saleperson               4148.50       37136.31       4200.00         (51.50)     1.2-    36150.00        986.31     2.7
Salaries-service manager          1476.20       18693.00       2050.00        (573.80)    28.0     19478.00       (784.68)    4.0-
Salaries-installers               1669.34        3922.63           .00        1689.34       .0      1088.00       2834.63   260.5
Payroll taxes-social security      708.68        8954.55        757.00         (48.32)     6.4-     8664.00        290.55     3.4
Payroll taxes-fed unemployment      32.07         318.51         34.00          (1.93)     5.7-      290.00         28.51     9.8
Payroll taxes-st unemployment      107.48        1599.74        150.00         (42.57)    28.4-     1461.00        138.74     9.5
Alarm                               37.89         454.68         38.00           (.11)      .3-      456.00         (1.32)     .3-
Auto                                59.98         223.30          9.00          50.98    566.4-      110.00        113.30   103.0
Depreciation                      1448.67        5355.98        355.00        1093.67    308.1-     4260.00       1095.98    25.7
Postage & freight                     .00         318.09         10.00         (10.00)   100.0-      125.00        193.09   154.5
Insurance                          127.00        1607.00        127.00            .00       .0      1607.00           .00      .0
Insurance-workers comp.            130.00        1166.21        155.00         (24.20)    15.6-     1101.00         65.21     5.9
Office                             104.27         795.57         50.00          54.27    108.5       775.00         20.57     2.7
Printing                           164.76        2847.24        200.00         (35.24)    17.6-     2975.00       (127.76)    4.3-
Professional fees                   20.00          40.00         20.00            .00       .0        20.00         20.00   100.0
License & permits                     .00          81.27           .00            .00       .0          .00         81.27      .0
Rent                              2319.51       27834.12       2320.00           (.49)      .0-    27839.00         (4.88)     .0-
Repairs & maintenance              296.22        1440.37        100.00         196.22    196.2      2040.00       (599.63)   29.4-
Property taxes                     100.00        1200.00        100.00            .00       .0      1200.00           .00      .0
Shop supplies                         .00         306.82         14.00         (14.00)   100.0-      359.00        (52.18)   14.5-
Telephone                          377.68        4336.98        361.00          16.63      4.6      4485.00        (98.02)    2.2-
Utilities                          367.11        5098.08        447.00         (79.89)    17.9-     5593.00       (494.92)    8.8-
Installation                      1930.92        2712.75          4.00        1946.92    999.9       154.00       2558.75   999.9
Janitorial                          26.80         741.00         25.00          11.60     46.4       265.00        476.00   176.6
Refreshment                        137.84         831.86         25.00         112.34    449.4       375.60        436.86   121.8
Cash over & short                   41.15         219.47           .00          41.15       .0-         .00        219.47      .0
                                 --------      ---------      --------        -------             ---------     ---------

Total expenses-Independence      22100.53      191446.12      19751.00        2349.58     11.9    181510.00       9936.12     5.5
                                 --------      ---------      --------        -------             ---------     ---------


Net profit (loss)-Independence   19914.73       (2665.14)     20431.00        (516.22)     2.5-   (10550.80)      7884.86    74.7
                                 ========      =========      ========        =======             =========     =========


                       Telephone Warehouse - Kansas City
                            Profit & loss statement
                              Overland Park Store
                          Period 12/01/96 to 12/31/96


                              Reporting-prd  Year-to-date          Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount        Var-amt      Var-%    Amount        Var-amt      Var-%

Income- Overland Park

Pagers                            4610.50       36598.66       3192.00        1418.50     44.4     39203.00      (2609.34)    6.7-
Cellular                         34500.56      220922.18      34876.00        (375.44)     1.1-   192917.00      28005.18    14.5
Cellular accessories              5208.54       89018.55       4959.00         249.54      5.0     36189.00       2829.55     7.8
Other equipment                       .00         899.95           .00            .00       .0       975.00        (75.05)    7.7-
Alarms                            2113.53       11179.59        935.00        1178.53    126.0      9852.00       1327.59    13.5-
Service parts                      690.44        3474.40        426.00         264.44     62.1      2674.60        800.00)   29.9
Non-commissionable labor           180.00        1154.44         99.00          81.00     81.8      1111.00         43.44     3.9
Programming labor-pager           5240.00       25075.00       4025.00        1215.00     30.2     22278.00       2797.00    12.6
Gift certificates                     .00         409.95         62.00         (62.00)   100.0-      248.00        161.95    65.3
Programming labor-cellular        1980.00       13404.00       2275.00        (345.00)    15.2-    11960.00       1444.00    12.1
Labor                              229.95         854.95         80.00         149.95    187.4       684.00        170.95    25.0
Labor alarms                       827.50        3855.20        701.00         126.50     18.0      7103.00      (1247.80    17.6-
ODE activators                        .00        (250.00)          .00            .00       .0          .00       (250.00)     .0-
Volume bonus                     12075.00       23850.00       8750.00        3325.00     38.0     14275.00       9575.00    67.1
Customer discount               (32809.77)     (20514.38)    (35875.00)       3065.23      8.5   (183235.00)    (16905.38)    9.0-
Carrier comm earned              42925.00      293525.00      53900.00       (5975.00)    11.1-   277315.00      15710.00     5.7
Carrier comm deactivations       (1325.00)     (17775.00)     (1595.00)        270.00     16.9    (23123.00)      5348.00    23.1
Carrier comm true-up              (250.80)      (3016.10)       165.00        (415.30)   251.7-     1053.00      (4069.10)  386.4-
Pager service                     6821.70       33841.30       5513.00        1308.70     23.7     29307.00       4034.30    13.5
                                ---------     ----------     ---------      ---------            ----------    ----------

Total Income-Overland Park       37967.65      483881.69      82488.00        5479.65      6.6-   436791.00      47090.69    10.3


Cost of sales-Overland Park

Pagers                           10615.62       55522.34       9408.00        1207.68     12.8     57714.00      (2919.66)    3.8-
Cellular                         24069.71      149867.25      23728.00         341.71      1.4    131485.00      18382.25    14.0
Cellular accessories              2852.61       20810.98       2132.00         720.61     33.8     17174.00       3636.98    21.2
Other equipment                     68.76        1377.06        163.00         (99.24)    60.9-     1633.00       (255.94)   15.7-
Alarms                            1061.37        6217.76        524.00         537.85    102.6      6270.00        (52.24)     .8-
Service parts                      264.64        3102.72        213.00          51.64     24.2      1372.00       1730.72   126.1
Credit card finance charges        122.85        1445.89        118.00           4.85      4.1      1145.00        300.89    26.3
Use tax                           1342.71        6599.96        888.00         454.71     51.2      6173.00        426.96     6.9
Freight paid                       152.32        1174.25         82.00          70.32     85.8       921.00        253.23    27.5
Outside labor                         .00         268.01         42.00         (42.00)   100.0       271.00         (2.99)    1.1-
Inventory adjustment               389.22        3427.48        200.00         189.22     94.6      2600.00        827.48    31.8
                                ---------     ----------     ---------      ---------            ----------    ----------

Total cost of sales-Overland     40935.30      249813.70      37498.00        3737.30      9.2    226758.00      23055.70    10.2
                                ---------     ----------     ---------      ---------            ----------    ----------

Gross profit - Overland Park     47032.35      234067.99      44990.00        2042.35      4.5    210033.00      24034.99    11.4


                          Period 12/01/96 to 12/31/96


                              Reporting-prd   Year-to-date       Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount        Var-amt      Var-%    Amount        Var-amt      Var-%
                              -------------  ------------   ----------     ----------     ----  -----------    ----------    -----
Expenses-Overland Park

Salaries-store managers           4008.98       38932.78       3200.00         808.98     25.3     36200.00    2732.78        7.5
Salaries-asst. store managers     1338.95       13624.26       2500.00       (1161.05)    46.4-    19330.00   (5705.74)      29.5-
Salaries-salesperson              1659.83       27894.61       4200.00       (2540.17)    60.5-    27600.00     294.61        1.1
Salaries-service manager              .00         248.00           .00            .00       .0          .00     248.00         .0
Salaries-installers               2018.90       10893.23       1550.00         468.90     30.3     10494.00     399.23        3.8
Payroll taxes-social security      651.68        6877.70        801.00        (169.32)    21.1-     7254.00    (376.30)       5.2-
Payroll taxes-fed unemployment      80.36         280.67         39.00          (8.64)    22.2-      305.00     (24.33)       8.0
Payroll taxes-st unemployment       41.66         299.77         95.00         (53.34)    56.1-      525.00    (225.23)      42.9-
Alarm                                 .00         416.79         38.00         (38.00)   100.0-      456.00     (39.21)       8.6-
Auto                                  .00          49.00          5.00          (5.00)   100.0-       65.00     (16.00)      24.6-
Depreciation                      1786.41        4769.61        271.00        1515.41    599.2-     3252.00    1517.61       46.7
Postage & freight                     .00         114.87         10.00         (10.00)   100.0-      125.00     (10.13)       8.1-
Insurance                          201.00        2421.00        201.00            .00       .0      2421.00        .00         .0
Insurance-workers comp.             87.25         848.71        155.00         (67.75)    43.7-      919.00     (70.29)       7.6-
Office                              97.59         718.58         50.00          47.59     95.2       775.00     (56.42)       7.3-
Printing                           164.76        2580.56        200.00         (35.24)    17.6-     2975.00    (394.44)      13.3-
Survey/referral fees                  .00         266.68           .00            .00       .0        50.00     216.68      488.4
Professional fees                   20.00          40.00         20.00            .00       .0        20.00      20.00      100.0
Rent                              8494.67       56619.04       8495.00           (.33)      .0-    54332.00    2287.04        4.2
Repairs & maintenance                 .00        3654.85        100.00        (100.00)      .0-     1150.00    2504.85      217.8
Property taxes                     100.00        1200.00        100.00            .00       .0      1200.00        .00         .0
Shop supplies                      328.64        1373.56         23.00         305.64    999.9       447.00     926.56      207.3
Telephone                          240.06        2803.92        228.00          12.06      5.3      2819.00     (15.08)         5-
Utilities                          528.61        5637.83        650.00        (121.19)    18.6-     6748.00   (1110.17)      16.5-
Installation                        94.74          94.74          6.00          88.74    999.9       165.00     (70.26)      42.6-
Janitorial                          87.70        1970.00         70.00          17.70     25.3       950.00    1020.72)     107.4
Refreshment                         40.84         239.06         25.00          20.34     81.4       265.00     (25.94)       9.8-
Cash over & short                   68.77          59.84           .00          68.77       .0          .00      59.84         .0
                                ---------     ----------     ---------      ---------            ----------  ---------

Total expenses-Overland Park     22076.10      184930.38      29032.38        (955.90)     4.2-   180842.00    4088.38        2.3
                                ---------     ----------     ---------      ---------            ----------  ---------

Net profit (loss)-Overland Park  24956.25       49137.61      21958.00        2998.25     13.7-    29191.00   19946.61       68.3
                                =========     ==========     =========      =========            ==========  =========


                      Telephone Warehouse - Kansas City
                           Profit & loss statement
                               Gladstone store
                         Period: 12/01/96 to 12/31/96

                             Reporting-prd  Year-to-date        Budget-reporting-period             Budget-year-to-date
                                amount        amount          Amount       Var-amt    Var-%    Amount       Var-amt     Var-%
Income - Gladstone

Pagers                           1604.68      12684.01        1824.00     (219.37)    12.0-   21765.00     (9080.99)     41.7-
Cellular                        19486.08     139985.07       19929.00     (442.92)     2.2-  142812.00     (2826.93)      2.0-
Cellular accessories             2484.99      24893.08        2490.00       (5.01)      .2-   24906.00       (12.92)       .1-
Alarms                            283.05       2614.25         890.00     (606.95)    68.2-    4860.00     (2245.75)     46.2-
Service parts                     539.35       1350.50         247.00      292.35    118.4      835.00       515.50      61.7
Non - commissionable labor           .00        490.00          40.00      (40.00)   100.0-     307.00       183.00      59.6
Programming labor - pager        2585.00      10790.00        2300.00      205.00      8.9    12214.00     (1424.00)     11.7-
Programming labor - cellular     1208.00       8775.00        1300.00     (100.00)     7.7-    8882.00      (107.00)      1.2-
Labor                             165.00        580.00          46.00      119.00    258.7      514.00        66.00      12.8
Labor alarms                      100.00        769.25         668.00     (568.00)    85.0-    2776.00     (2006.75)     72.3-
Volume bonus                     6750.00      14650.00        5000.00     1750.00     35.0     9025.00      5625.00      62.3
Customer discount              (18548.17)   (134910.51)     (20500.00)    1951.83      9.5  (139401.00)     4490.49       3.2
Carrier comm earned             27050.00     204750.00       30900.00    (3750.00)    12.2-  204539.00       211.00        .1
Carrier comm deactivations       (325.00)    (12825.00)      (1595.00)    1270.00     79.6   (16256.00)     3431.00      21.1
Carrier comm tune-up                 .00      (3422.90)        271.00     (271.00)   100.0-     544.00     (3966.90)    729.2-
Pager service                    8862.60      14666.85        3150.00      282.60      7.4    16314.00     (1647.15)     10.1-
                           -------------  ------------   ------------   ---------            ---------     --------
Total Income - Gladstone        46677.58     285839.60       46860.00     (182.47)      .4-  294636.00     (8796.40)      8.0-

Cost of Sales - Gladstone

Pagers                           4906.51      24406.94        5376.00     (469.49)     8.7-   31594.00      (7187.06)    22.7-
Cellular                        18959.78      94102.84       13559.00      400.73      3.0    97361.00      (3258.66)     3.3-
Cellular accessories             1690.41      14482.70        1071.00      619.41     57.8    11976.00       2506.70     20.9
Other equipment                    68.50        167.07          17.00       21.50    126.5      124.00         43.07     34.7
Alarms                            241.88        931.56         498.00     (256.67)    51.5-    3244.00      (2312.44)    71.3-
Service parts                     284.86        552.50         123.00      111.86     90.9      510.00         42.50      8.3
Credit card finance charge         31.94        497.75          45.00      (13.66)    30.4-     592.00        (94.25)    15.9-
US tax                            991.85       4814.37         500.00      491.41     98.4     4567.00        247.37      5.4
Freight paid                      148.09        725.57          46.00      102.09    221.9      661.00         64.57      9.8
Outside labor                        .00         40.00          30.00      (30.00)   100.0-     116.00        (76.00)    65.5-
Inventory adjustment             1478.71       3693.60         200.00     1278.71    639.4     2600.00       1093.60     42.1
                            ------------  ------------   ------------   ---------    -----   ---------     ---------
Total cost of sales-Gladstone   28721.38     144414.40       21465.00     2256.33     10.5   158843.00      (8980.60)     5.8-
                            ------------  ------------   ------------   ---------    -----   ---------     ---------

Gross Profit - Gladstone        22956.20     141425.20       25395.00    (2438.80)     9.6-  141291.00        134.20       .1

                    Period: 12/01/96 to 12/31/96

                                 Reporting-prd  Year-to-date         Budget-reporting-period             Budget-year-to-date
                                     amount       amount          Amount       Var-amt   Var-%      Amount       Var-amt    Var-%
Expenses - Gladstone

Salaries - store manager            5128.98      46051.89         6400.00       (1271.07) 19.9-      48400.00  (2348.11)     4.9-
Salaries - asst. store manager          .00       4648.58         2500.00       (2500.00)100.0-      13500.00  (8851.42)    65.6-
Salaries - salespersons             4118.02      36041.80         4200.00         (81.98)  2.0-      36600.00   (558.20)     1.5
Salaries - installers                   .00        490.07             .00            .00    .0         270.00    220.07     81.5
Payroll taxes-social security        911.84       6938.07         1045.00        (133.16) 12.7-       7188.00   (249.93)     3.5-
Payroll taxes-fed umemployment        43.70        367.49           50.00          (6.30) 12.6-        389.00    (21.51)     5.5-
Payroll taxes-st umemployment        158.48       1541.49          220.00         (61.52) 28.0-       1710.00   (168.51)     9.9-
Alarm                                 37.89        454.68           38.00           (.11)   .3-        456.00     (1.32)      .3-
Auto                                    .00           .00             .00            .00    .0          15.00    (15.00)   100.0-
Depreciation                        1092.27       1440.42           37.00        1060.27 999.9         384.00   1056.42    275.1
Dues & subscriptions                    .00         16.20             .00            .00    .0            .00     16.20       .0
Postage & freight                       .00        130.87           10.00         (10.00)100.0-        135.00     (4.13)     3.1-
Insurance                            133.00       1673.00          133.00            .00    .0        1673.00       .00       .0
Insurance-workers comp.               89.38        827.05          142.00         (52.62) 37.1         960.00   (132.95)    13.8-
Office                               199.12        827.90           50.00         149.12 298.2         775.00    104.90     13.5
Printing                             188.18       2870.66          200.00         (11.82)  5.9-       2975.00   (104.34)     3.5-
Survey/referral fees                    .00         25.00             .00            .00    .0            .00     25.00       .0
Professional fees                     20.00         40.00           20.00            .00    .0          20.00     20.00    100.0
License & permits                       .00         31.00             .00            .00    .0            .00     31.00       .0
Rent                                2245.80      26949.60         2246.00           (.20)   .0-      26952.00     (2.40)      .0-
Repairs & maintenance                   .00        438.83          100.00        (100.00)100.0-       1050.00   (611.17)    58.2-
Property taxes                       100.00       1200.00          100.00            .00    .0        1200.00       .00       .0
Shop supplies                         95.77        141.29             .00          95.77    .0         158.00    (16.71)    10.6-
Telephone                            288.80       3284.89          263.00          25.30   9.6        3116.00    168.89      5.4
Utilities                            357.25       3832.37          314.00          43.29  13.8        3438.00    394.37     11.5
Installation                            .00        331.32             .00            .00    .0           6.00    325.32    999.9
Janitorial                           151.28        766.55           35.00         116.28 332.2         435.00    331.55     76.2
Refreshment                          164.14       1608.97           25.00         139.14 556.6         655.00    953.97    145.6
Cash over & short                     (4.52)        (1.18)            .00          (4.52)   .0-           .00     (1.18)      .0-
                                 ----------     ---------        --------      ---------            ---------  --------

Total expenses - Gladstone         15518.87     143020.86        18123.00       (2604.13) 14.4-     152460.00  (9439.14)     6.2-
                                 ----------     ---------        --------      ---------            ---------  --------

Net profit (loss) - Gladstone       7487.80      (1595.66)        7272.00         165.33   2.3      (11169.00)  9573.34     85.7
                                 ==========     =========        ========      =========            =========  ========

                           Telephone Warehouse, Inc.
                            Profit & loss statement
                                 Administrative
                          Period: 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date      Budget-reporting-period                    Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%
Income - Page dept.
Pager billing                     19651.13     198729.26    21074.00       (1422.87)   6.8-        184063.00        14666.26    8.0
Pager service-extended              206.85       2013.45      432.00        (225.15)  52.1-          3014.00        (1880.55)  33.2-
Warranty                             15.00        485.00         .00          15.00     .0            161.00          324.00  201.2
                                ----------   -----------   ---------     ----------              -----------      ----------
Total income - Pager dept.        19872.98     201227.71    21506.00       (1633.02)   7.6-        187238.00       139889.71    7.5



Cost of sales - Pager dept.

Pager service                      6284.64      67432.80     7400.00       (1115.86)  15.1-         64150.00         3282.80    5.1
Pager retention discount            879.90       6169.80      800.00          79.90   10.0           4483.00         1686.80   37.6
Outside labor                        37.00        779.12      213.00        (176.00)  82.6-          1719.00         (939.88)  54.7-
                                ----------   -----------   ---------     ----------              -----------      ----------

Total cost of sales-Pager dept     7201.54      74881.72     8413.00       (1211.46)  14.4-         70352.00         4029.72    5.7
                                ----------   -----------   ---------     ----------              -----------      ----------

Gross Profit - Pager dept.        12671.44     126845.99    18093.00        (421.56)   8.2-        116886.00         9959.99    8.5



Expenses - Pager department

Postage & freight                      .90        295.68         .00            .00     .0             10.00          285.68  999.9
Billing - pager dept.               412.89       4771.34      520.00        (107.91)  20.3-          5471.00         (699.66)  12.8-
Insurance                             9.00         99.00         .00           9.00     .0             90.00            9.00   10.0
Printing                               .00        357.73         .00            .00     .0            350.00            7.73    2.2
Survey/referral fees                   .00        710.00         .00            .00     .0            184.00          526.00  285.9
Telephone                              .00        156.07         .00            .00     .0            150.00            6.07    4.0
                                ----------   -----------   ---------     ----------              -----------      ----------


Total expenses - Pager dept.        421.89       6889.82      520.00         (98.91)  19.0-          6255.00          134.82    2.2
                                ----------   -----------   ---------     ----------              -----------      ----------


Net profit (loss) - Pager dept.   12250.95     120456.17    12573.00        (322.65)   2.6-        110681.00         9825.17    8.9
                                ==========   ===========   =========     ==========              ===========      ==========

                       Telephone Warehouse - Kansas City
                            Profit & loss statement
                                  All Stores


                         Period: 12/01/96 to 12/31/96

                               Reporting prd    Year-to-date            Budget-reporting-period                Budget year-to-date
                                  amount          amount          Amount         Var-amt         Var-%      Amount   Var-amt   Var-%


Net profit (loss) all stores   18509.73         (42974.16)        40923.00       (22863.27)      55.9    (121599.00) 78624.04  64.7
                               ========         =========         ========       =========               ==========  ========

                       Telephone Warehouse, San Antonio
                                Balance Sheet
                                As of 12/31/96

                                    Assets


Current assets

Cash on hand                  $  488,168.13
A/P-Trade                         10,269.51
Allowance for doubtful accts.     (4,288.48)
A/R-AT&T                         156,049.04
A/R-RSF returned checks            8,678.75
A/R-Other                         15,007.28
Intercompany A/R TW-KC             4,099.58
Intercompany A/R HCI              17,826.25
Inventory                        114,169.28
Inventory valuation reserve       (6,821.50)
Prepaid rent                      12,818.98
                              -------------
   Total current assets                         $  755,961.82


Fixed assets

Furniture & Fixtures          $    1,492.78
Office equipment                   2,782.69
Signs & displays                  25,881.78
Test equipment                    17,888.11
Computer & software equipment      1,904.97
Accumulated depreciation         (18,955.40)
                              -------------
   Total fixed assets                           $   29,945.90


Other assets

Deposits                      $   14,176.00
                              -------------

   Total other assets                           $   14,176.00
                                                -------------

Total assets                                                    $800,033.72
                                                                ===========

                       Telephone Warehouse, San Antonio
                                Balance Sheet
                                As of 12/31/96

                     Liabilities and stockholder's equity


Current liabilities

A/P-trade                            $   183,169.63
A/P-accounts                              77,106.85
Intercompany A/P                         243,101.99
A/P-check request subagent                 1,550.00
A/P-AT&T deposits                           (700.00)
A/P-salaries & wages                      24,666.16
A/P-customer deposits                      7,615.00
A/Security & Fed W/H payable               5,124.46
FUI/SUIA payable                             428.17
Telecom assessment payable                  (639.45)
Accrued-property taxes                     3,844.00
Accrued-professional                       3,052.00
Accrued-interest                          18,169.37
                                     --------------
  Total current Liabilities                             $  568,562.68

Long term liabilities
Note payable-shareholder             $   475,000.00
  Total long term liabilities                           $  475,000.00
                                                        -------------

    Total liabilities                                   $1,043,362.68



Stockholder's equity


Common stock                         $     1,000.00
Requires earnings prior years           (942,828.22)
Net Income (loss)                         96,988.26
                                     --------------

    Total equity                                        $ (248,478.96)
                                                        -------------

Total liabilities and equity                            $  800,088.72
                                                        =============

                       Telephone Warehouse, San Antonio
                    Classification Profit & loss statement
                          Period: 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date    Budget-reporting-period                  Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%

                                INCOME

Total equipment sales             93995.27     944859.29   124705.00      (30709.73)  24.6-        969176.00       (24816.71)   2.6-
Total labor income                17988.75     161814.97    23115.00       (5126.25)  22.2-        151864.00         9950.97    6.6
Volume bonus income               16755.60     153210.00    22344.00       (5589.00)  25.0-        148930.00         4280.00    2.9
Features income                     835.00       7200.00      494.00         341.00   69.0           6296.00          904.00   14.4
Loaner phone rental                 185.00       1116.00      104.00          82.00   78.8           1056.00           60.00    5.7
Total service work                     .00        390.00         .00            .00     .0               .00          390.00     .0
Total freight income                   .00         11.00         .00            .00     .0               .00           11.00     .0
Misc. income all stores             430.19      11143.68     1072.00        (641.81)  59.9-         10000.00         1143.68   11.4
Total customer discounts         (62765.23)   (603262.60)  (91200.00)      28434.77   31.2        (611278.00)        8015.40    1.3
Total carrier commissions         92425.00     872199.00   123120.00      (30695.00)  24.9-        846429.00        25770.00    3.0
Total carrier comm disc          (16523.00)   (112749.00)  (16048.00)       5523.00   34.4        (116460.00)        3711.00    3.2
Carrier comm true-up              (1130.90)      6544.82      631.00       (1761.00) 279.1-          6805.00         (260.18)   3.8-
Residual                          20233.38     208666.35    17550.00        2683.88   15.3         215885.00        (7218.65)   3.8-
Advertising DH-DP                 83664.54     174422.51    37234.00       (1569.16)   4.2-        167057.00         7365.51    4.4
Pager income all sections         59800.97     517613.96    56449.00        3351.97    5.9         311670.00         5943.96    1.2
Pager service extended              261.00       7446.90     1535.00       (1274.00)  83.0-         11247.00        (3800.10)  33.8-
Warranty                            240.00       6370.00      675.00        (435.00)  64.4-          5636.00          734.00   13.0
                                ----------   -----------   ---------     ----------              -----------      ----------

Total income                     264395.57    2857496.88   801780.00      (37384.33)  12.4-       2324318.00        32183.88    1.4


                               COST OF SALES

Total equipment use of sales      97927.68     727885.81    94150.00        3777.68    4.0         715881.00        12004.81    1.7
Use tax                            6153.88      24988.48     8019.00         181.88    4.4          25145.00         (161.52)    .6-
Freight paid                        694.41       4864.69      889.00         255.41   75.8           8086.00         1828.69   48.8
Warranty expenses                   950.75       6297.65     1252.00        (801.25)  24.1-          5852.00          445.66    7.6
Pager billing                     12626.88     187449.82    11250.00        1876.79   12.2         189450.00        (2000.98)   1.4-
Pager service Telephone assess      587.80       4282.55      344.00         213.80   62.0           8566.00          716.55   20.1
Pager retention discount           2289.95      12871.68     4800.00       (3510.05)  78.1-         22012.00        (9640.87)  48.8-
Pager retention cost                   .00        110.00         .00            .00     .0            175.00          (65.00)  87.1-
Inventory adjustment               1405.66      18272.10      600.00         805.66  134.8          14200.00         (927.90)   6.5-
                                ----------   -----------   ---------     ----------              -----------      ----------

Total cost of sales              128502.87     980516.44   115754.00        2748.87    2.4         928817.00         1699.99     .2
                                ----------   -----------   ---------     ----------              -----------      ----------
Gross profit                     147892.60    1425980.44   185026.00      (40133.20)  21.6-       1895496.00        30484.44    2.2


                                OPERATING EXPENSES

Expenses-Administrative           84988.96     570671.42    86447.00       (1458.67)   1.7-        574217.00        (3545.58)    .6-
Expenses-Walzen                   25038.98     272298.40    26066.00       (1027.02)   8.9-        274558.00        (2254.60)    .8-
Expenses-Broadway                 15410.76     181338.55    21764.00       (6353.24)  29.2-        192306.00       (10967.45)   5.7-
Expenses-Callaghan                26108.40     273154.17    27043.00        (934.60)   3.5-        270389.00         4765.17    1.8
Expenses-Pager dept.               2109.55       2968.64     2346.00        (236.45)  10.1-         26413.00         3265.64   12.4
                                ----------   -----------   ---------     ----------              -----------      ----------

Total expenses                   158656.02    1329141.18   163666.00      (10009.98)   6.1-       1337878.00        (8736.82)    .7-

Net profit (loss)                 (7763.22)     96839.26    22360.00      (30128.22) 134.7-         57618.00        39221.26   68.1
                                ==========   ===========   =========     ==========              ===========      ==========

                       Telephone Warehouse - San Antonio
                     Consolidated Profit & loss statement
                                Administrative
                         Period: 12/01/96 to 12/31/96

                               Reporting-prd Year-to-date    Budget-reporting-period
                                 amount         amount       Amount       Var-amt
Pagers                             6827.81      84195.68    14629.00       (7801.69)
Cellular-digital                   2899.70       7599.05         .00        2399.70
Cellular-analog                   68877.96     607905.43    79337.00      (15959.04)
Cellular accessories              14424.72     165836.11    21519.00       (7094.28)
Alarms                             2743.20      44052.82     5919.00       (3173.89)
Service parts                      4085.88      28066.06     2724.00        1361.38
Non-commisionable labor             185.00       3897.79      506.00        (371.00)
Programming labor-pager            8277.00      67447.58    11438.00       (3161.00)
Gift certificates                      .00        606.85       71.00         (71.00)
Airtime certificates                   .00        200.00         .00            .00
Programming labor-cellular         5255.00      47749.43     6840.00       (1585.00)
Labor-misc                         2815.79      21589.60     1227.00        1088.79
Labor alarms                       2141.00      25028.41     8610.00       (1469.00)
Volume loans                      16755.80     153210.00    22344.00       (5589.00)
Features                            893.00       7200.00      494.00         341.00
Loaner phone rental                 186.00       1116.00      104.00          82.00
Service work                           .00        390.00         .00            .00
Freight-in                             .00         11.00         .00            .00
Miscellaneous                      (845.76)       404.44       72.00        (417.77)
Disconnects recovery                773.95      10739.24     1000.00        (224.00)
Customer discount-analog         (62087.48)   (601804.35)  (91200.00)      29112.51
Carrier comm earned-analog        91975.00     870774.00   123120.00      (31145.00)
Carrier comm debts-analog        (10325.00)   (112674.00)  (16048.00)       5523.00
Carrier comm true-up              (1180.00)      6544.82      681.00       (1761.00)
Customer discount-digital          (677.77)     (1977.75)        .00        (677.77)
Carrier comm earned-digital         450.00       1425.00         .00         450.00
Carrier comm deacts-digital            .00        (75.00)        .00            .00
Residual                          20288.88     208666.85    17530.00        2683.88
Advertising DU-DP                 35664.84     174422.51    37234.00       (1569.19)
Pager service                     39800.99     517613.96    56449.00        3351.97
Pager service extended              261.00       7446.90     1535.00       (1274.09)
Warranty                            240.00       6970.00      675.00        (435.00)
                                ----------   -----------   ---------     ----------

    Total income                 264395.87    2856496.88   801780.00      (37384.38)

                       Telephone Warehouse, San Antonio
                    Consolidated - profit & loss statement
                         Period: 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date    Budget-reporting-period                  Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%
Pagers                            40217.98     180159.43    28716.00       11501.98   40.1         166653.00        13506.43    8.1
Cellular-digital                   1812.00       5738.00         .00        1812.00     .0               .00         5738.00     .0
Cellular-analog                   41880.24     400877.31    51851.00      (10470.76)  20.2-        408075.00        (7197.69)   1.8-
Cellular accessories               9260.29      81791.89     7531.00        1729.29   23.0          80598.00         1193.89    1.5
Other equipment                     982.80      15890.40     1248.00        (265.20)  21.3-         12642.00         2748.40   21.7
Alarms                             1963.78      28872.19     2960.00        (996.27)  33.7-         28202.00        (4329.81)  15.4-
Service parts                      2012.67      14247.27     1361.00         651.67   47.9          13458.00          794.27    5.9
Credit card finance charge          297.92       4808.82      409.00        (111.08)  27.2-          4983.00         (174.18)   3.5-
Airline certificates                   .00        500.00       74.00         (74.00) 100.0-           775.00         (275.00)  35.5-
Use tax                            3150.38      24983.48     8019.00         131.38    4.4          25145.00         (161.52)    .6-
Freight paid                        594.41       4364.69      339.00         255.41   75.3           3036.00         1328.69   43.8
Pager service                     12626.79     137449.02    11250.00        1376.79   12.2         139450.00        (2000.93)   1.4-
Pager service Telecom assess        557.20       4282.55      344.00         213.80   62.0           3566.00          716.55   20.1
Pager retention discount           1289.95      12371.63     4800.00       (3510.05)  73.1-         22012.00        (9640.37)  43.8-
Pager retention cost                   .00        110.00         .00            .00     .0            175.00          (65.00)  37.1-
Outside labor                       950.75       6297.66     1252.00        (301.25)  24.1-         5852.00           445.66    7.6
Inventory adjustment               1405.66      13272.10      600.00         805.66  134.3         14200.00          (927.90)   6.5-
                                ----------   -----------   ---------     ----------              -----------      ----------

     Total cost of sales         118502.97     980516.44   115754.00        2748.87    2.4         928817.00        16699.44     .2
                                ----------   -----------   ---------     ----------              -----------      ----------
     Gross profit               1145592.80    1425980.44   186026.00      (40133.20)  21.6-       1395496.00        30484.44    2.2

             Telephone Warehouse, San Antonio
                   Consolidated
              Profit & loss statement
            Period: 12/01/96 to 12/31/96

                               Reporting-prd  Year-to-date      Budget-reporting-period                    Budget-year-to-date
                                 amount         amount       Amount       Var-amt   Var-%          Amount          Var-amt    Var-%
   Operating expenses

Salaries-operations admin.          6275.00     52453.88     6820.00        (545.00)   8.0-         53690.00        (1236.67)   2.3-
Salaries-store manager              9835.00    111324.70    12800.00       (2965.00)  23.2-        111800.00         (475.30)    .4-
Salaries-dept. store manager        7258.98     78418.69     6870.00         388.93    5.7          75920.00         2498.69    3.3
Salaries-sales persons             16398.69    157395.78    16800.00        (461.31)   2.7-        157200.00          195.78     .1
Salaries-clerical                   1033.45      1033.45     4650.00       (3616.55)  77.8-          4650.00        (3616.55)  77.8-
Salaries-service manager            4638.81     56651.95     5125.00        (491.19)   9.6-         59685.00        (3033.05)   5.1-
Salaries-installers                 3014.05     36720.16     3875.00        (830.95)  21.4-         40171.00        (3450.84)   8.6-
Payroll taxes-social security       3442.68     37666.68     3568.00        (125.34)   3.5-         38170.00         (503.82)   1.3-
Payroll taxes-fed unemployment       210.27      1593.26      193.00          17.27    8.9           1655.00          (61.74)   3.7-
Payroll taxes-st unemployment       (106.48)      689.88      113.00        (219.48) 194.2-           925.00         (235.92)  25.5-
Training                                .00      2118.15      232.00        (232.00) 100.0-          1078.00         1040.15   96.5
Advertising                        69266.73    357884.67    69572.00        (305.27)    .4-        358953.00        (1573.88)    .4-
Alarm                                118.67      1364.04      114.00           (.33)    .3-          1368.00           (3.96)    .3-
Auto                                 226.24      2838.52      242.00         (15.76)   6.5-          3063.00         (224.48)   7.3-
Bad debts                            380.00      3800.00      300.00            .00     .0           3600.00         (300.00)   8.3-
Bank changes                          10.00       285.50        3.00           7.00  233.3             58.00          227.50  392.2
Depreciation                         929.53      6098.88      651.00         278.58   42.8           7812.00          276.88    3.5
Dues and subscriptions               180.00      1865.41      130.00            .00     .0           1088.00          277.41   25.5
Awards                                  .00      3380.99      230.00        (250.00) 100.0-          4526.00        (1145.01)  25.8-
Travel                               116.00      4012.75      100.00          16.00   16.0           2477.00         1535.75   62.0
Freight/postage billing             1029.37     13965.77     1201.00        (171.68)  14.3-         12538.00         1427.77   11.4
Insurance                            625.00      7554.50      625.00            .00     .0           7527.00           27.50     .4
Insurance-workers comp              1085.75     11575.99     1264.00        (178.25)  14.1-         11768.00         (187.01)   1.6-
Personnel                            786.49      6845.45      364.00         372.49  102.3           7967.00        (1121.55)  14.1-
Office                               214.76      3611.52      400.00        (185.24)  46.3-          5500.00          111.52    2.0
Collection fees                         .00       394.89       56.00         (56.00) 100.0-           911.00         (516.11)  56.7-
Collection-ASF checks                   .00       (15.00)      (2.00)          2.00  100.0             34.00          (49.00) 144.1-
Printing                             891.81     11978.71      975.00        (283.69)  29.1-         18675.00        (1696.29)  12.4-
Survey/referral fees                 123.00      5770.00      615.00        (490.00)  79.7-          4506.00         1264.00   28.1
Professional fees                     64.79      8561.85       66.00          (1.05)   1.6-          8521.00           40.35    1.1
Rent                               18178.22    156086.79    18139.00          34.21     .3         154908.00         1183.79     .8
Repairs and maintenance              653.62     17568.04      750.00         (91.38)  12.2-         17700.00         (131.96)    .7-
Property taxes                       487.90      5844.00      487.00            .00     .0           5844.00             .00     .0
Shop supplies                        297.97      3411.52      282.00          15.37    5.5           2537.00          874.52   34.5
Telephone                           3439.42     86149.01     2906.00         533.42   18.4          34855.00         1794.01    5.2
Utilities                           1598.60     19871.54     1672.00        (163.38)   9.8-         20965.00        (1093.46)   5.2-
Computer                             109.70      2478.54      247.00        (138.30)  56.0-          4681.00        (2202.46)  47.1-
Interest                                .00     26237.90         .00            .00     .0          26241.00           (3.10)    .0-
Installation                            .00      1850.68       71.00         (71.00) 100.0-           876.00          974.63  111.3
Janitorial                           317.99      4853.80      320.00          (2.01)    .6-          3995.00          358.80    9.0
Refreshment                          288.85      2160.83      255.00         (21.35)   8.4-          3165.00        (1004.17)  31.7-
Cash over and short                  236.21      1019.91         .00         236.21     .0               .00         1019.91     .0
Common operating expenses           5565.00     66780.00     5565.00            .00     .0          66780.00             .00     .0
                                -----------   ----------    ---------     ----------  -----       -----------      ----------

     Total operating expenses     158656.02   1329141.18   163666.00      (10009.98)   6.1-       1337878.80        (8736.82)    .7-
                                -----------   ----------   ---------     ----------              -----------      ----------

Consolidated profit/(loss)         (7763.22)    96839.26    22860.00      (30123.22) 134.7-         57618.00        39221.26   68.1
                                ===========   ==========   =========     ==========              ===========      ==========

                             Telephone Warehouse
                           Profit & loss statement
                                Administrative
                         Period: 12/01/96 to 12/31/96


                              Reporting-prd  Year-to-date      Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount         Var-ant      Var-%   Amount        Var-ant      Var-%

Income - Administrative

Miscellaneous                     (345.76)        412.44         72.00        (417.76)   580.2-      384.00         78.44    23.5
Disconnects recovery               775.95       10739.24       1000.00        (224.05)    22.4-     9666.00       1073.24    11.1
Residual                         20285.88      208666.85      17550.00        2683.88     15.8    215885.00      (7218.65)    8.8-
Advertising CO-OP AT&T           29964.84      151262.52      37234.00       (7269.16)    19.5-   156882.00      (5069.48)    8.2-
Advertising CO-OP Vendors         5700.00       28159.99           .00        5700.00)       0     10725.00      12434.99   115.9
                                 --------      ---------      --------       --------             ---------      --------

Total Income - Administrative    56828.91      894240.54      55856.00         472.91       .8    392942.00       1298.54       3-


                         Period 12/01/96 to 12/31/96

                              Reporting-prd  Year-to-date      Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount        Var-ant      Var-%    Amount        Var-ant      Var-%
Expenses-Administrative

Inventory adjustment                  .00        7000.00           .00            .00       .0      7000.00           .00      .0
Salaries-operations admin.        6275.00       52458.33       6820.00        (545.00)     8.0-    58690.00      (1236.67)    2.8-
Payroll taxes-social security      484.98        5777.30        527.00         (42.07)     8.0-     5618.00        159.30     2.8
Payroll taxes-fed unemployment      26.90         124.91         29.00          (2.02)     7.0-      117.00          7.91     6.8
Payroll taxes-st unemployment     (196.78)       (135.05)        31.00        (227.79)   734.8-       91.00       (226.05)  248.4-
Training                              .00        2118.15        232.00        (232.00)   100.0-     1078.00       1040.15    96.5-
Advertising-cellular             57905.46      804817.75      59086.00       (1180.52)     2.0-   309847.00      (5029.25)    1.6-
Advertising-vehicle security       118.89        2440.24        113.00            .00       .0      1988.00        452.24    22.7
Advertising-pagers               11099.90       47155.07      10088.00        1011.30     10.0     44276.00       2879.07     6.5
Advertising-signs & displays       148.95        2971.61        285.00        (136.05)    47.7-     2847.00        124.61     4.4
Auto                               199.75        2420.93        205.00          (5.25)     2.6-     2525.00       (104.07)    4.1-
Bad debt                           280.00        3800.00        300.00            .00       .0      3625.00       (300.00)    8.8-
Bank charges                        10.00         285.50          3.00           7.00    233.3        58.00        227.50   392.2
Dues & subscriptions               180.00        1865.41        180.00            .00       .0      1088.00        277.41    25.5
Awards                                .00        3880.59        250.00        (250.00)   100.0-     4526.00      (1145.01)   25.3-
Travel                             116.00        4012.75        100.00          16.00     16.0      2477.00       1535.75    62.0
Postage & freight                  586.00        4445.84        437.00          99.70     22.8      3765.00        680.34    18.1
Insurance                           11.00         148.50         11.00            .00       .0       121.00         27.50    22.7
Insurance-workers comp.             14.72         128.07         10.00           4.72     47.2       113.00         10.07     8.9
Personnel                          786.49        6788.16        364.00         372.49    102.3      7962.00      (1173.84)   14.7-
Office                              51.96        2733.83        100.00         (48.02)    48.0-     1700.00       1033.33    60.8
Collection fees                       .00         394.89         56.00         (56.00)   100.0-      911.00       (516.11)   56.7-
Collections - NSF checks              .00         (15.00)        (2.00)          2.00    100.0        84.00        (49.00)  144.1-
Printing                            68.87        1404.72         75.00           8.97     12.0      1525.00       (120.22)    7.9-
Surveys/professional fees          125.00        3490.00        387.00        (262.00)    67.7-     6107.00        383.00    12.3
Professional fees                     .00        3150.00           .00            .03       .0      3081.00         69.00     2.2
Rent                               854.28        3554.08        320.00          34.23     10.7      2240.00       1314.03    58.7
Repairs & maintenance              117.32        9854.28         75.00          40.52     54.0     10075.00       (120.72)    1.2-
Telephone                          864.82        4080.80        290.00         104.02     85.9      4265.00       (234.70)    5.5-
Utilities                           36.87        1076.51         98.00         (41.03)    41.9-     1420.00       (346.09)   24.4-
Computer                           108.70        2878.88        247.00        (138.30)    56.0-     3981.00      (1602.67)   40.3-
Interest                              .00       26287.90           .00            .03)      .0     26241.00         (3.10)     .0-
Janitorial                          48.50         367.98         65.00         (16.50)    25.4-     1045.00       (477.07)   45.7-
Refreshment                        172.89         942.78        150.00          22.93     15.3      2025.60      (1082.22)   58.4-
Common operating salaries         5565.30       66780.00       5565.00            .00       .0     66780.00           .00      .0
                                 --------      ---------      --------        -------             ---------     ---------

Total expenses-Administrative    84988.82      577671.42      86447.00       (1458.67)     1.7-   581217.00      (3545.58)     .6-


Net profit (loss)               (28659.42)    (183430.83)    (30591.00)       1931.58      6.3   (188275.00)      4844.12     2.6
                                =========     ==========     =========        =======             =========     =========


                      Telephone Warehouse - San Antonio
                       Profit & loss statement - Walzen
                         Period: 12/01/96 to 12/31/96


                              Reporting-prd  Year-to-date      Budget-reporting-period             Budget-year-to-date
                                 amount         amount        Amount        Var-ant      Var-%    Amount        Var-ant      Var-%
Income- Walzen
Pagers                            2344.93       35401.69       5832.00       (3487.07)    59.8-    38419.00      (3017.11)    7.9-
Cellular - digital                1199.85        3599.55           .00        1199.85       .0          .00       3599.55      .0
Cellular - analog                29143.65      231179.26      28623.00         520.65      1.8    225535.00       5644.26     2.5
Cellular accessories              6938.20       73792.04       8567.00       (1628.80)    19.0-    70165.00       3627.04     5.2
Alarms                            1648.63       23281.50       4194.00       (2545.37)    60.7-    28671.00      (5389,50)   18.8-
Service parts                     1831.40       12368.81       1175.00         656.40     55.9     12765.00       (401.19)    3.1
Non-commissionable labor           125.00        2715.95        145.00         (20.00)    13.8-     1770.00        945.95    53.4
Programming labor-pager           3427.00       28887.00       4560.00       (1133.00)    24.8-    27720.00       1167.00     4.2
Gift certificates                     .00         274.40         34.00         (34.00)   100.0-      161.00        113.40    70.4
Programming labor-cellular        2265.00       18114.43       2475.00        (110.00)     4.4-    17202.00        912.43     5.3
Labor                              771.95        8092.66        487.00         284.95)    58.5      4125.00       3967.66    96.2
Labor alarms                      1043.50       15406.45       2558.00       (1514.50)    59.2-    15428.00        (21.55)     .1-
Volume bonus                      7657.29       59743.32       8085.00        (427.72)     5.3     53962.00       5781.52    10.7
Features                           415.00        2411.09        158.00         257.00    162.7      2126.00        285.09    13.4
Loaner phone rental                 72.00         261.09         27.00          45.00    166.7       447.00       (186.00)   41.6-
Customer discount - analog      (26185.00)    (281526.73)    (88000.00)       4865.00     14.7   (222502.00)     (9024.73)    4.1-
Carrier comm earned - analog     41800.00      335079.00      44550.00       (3250.00)     7.3-   308011.00      27068.00     8.8
Carrier comm deactivations       (3200.00)     (40997.00)     (2448.00)       (752.00)    30.7-   (39806.00)     (1191.00)    3.0-
Carrier comm true-up               513.00        1629.20          4.00         509.00    999.9       476.00       1133.20   228.5
Customer discount - digital       (380.00)       (880.00)          .00        (380.00)      .0-         .00       (880.00)     .0-
Carrier comm earned - digital      300.00         750.00           .00         300.00       .0          .00        750.00      .0
Carrier comm deacts - digital         .00         (75.00)          .00            .00       .0          .00        (75.00)     .0-
Airline certificates                  .00         200.00           .00            .00       .0        67.00        133.00   198.5
Pager service - xxx              10670.55       62890.75       9120.00        1559.55     17.1     54423.00       8467.75    15.6
Warranty                              .00            .00           .00            .00       .0       790.00       (790.00)  100.0-
                                ---------     ----------     ---------      ---------            ----------    ----------

Total Income-Walzen              30560.94      642594.77      87146.00       (5085.06)     6.0-   599975.00      42619.77     7.1

Cost of sales-Walzen

Pagers                           18075.21       76002.01      11448.00        2427.21     21.2     69597.01       6405.01     9.2
Cellular - digital                 906.00        2718.00           .00         906.00       .0          .00       2718.00      .0
Cellular - analog                19422.00      152406.61      18762.00         661.90      8.5    149098.00       3313.61     2.2
Cellular accessories              4841.95       35608.12       2998.00        1843.95     61.5     38932.00       1676.12     4.9
Alarms                             886.29       14323.89       2097.00       (1210.71)    57.7-    15432.00      (1108.12)    7.2-
Other equipment                    488.00        6718.16        587.00         (48.70)     9.1-     5861.00       1857.16    25.3-
Service parts                     1000.32        6272.73        587.00         413.53     70.4      6248.00         24.73      .4
Credit card finance charges        118.65        1978.23        171.00         (52.37)    30.6-     2087.00       (118.77)    5.7-
Use tax                           1409.02        9071.76       1116.00         293.80     26.8      9429.00       (357.24)    3.8-
Freight paid                       313.90        1314.37         85.00         228.90    269.8      1019.00        295.87    29.0
Outside labor                      165.00         990.00        245.00         (80.00)    32.7-     1318.00       (328.00)   24.9-
Airline certificates                  .00         212.50         30.00         (30.00)   100.0-      297.00        (84.50)   28.5-
Inventory adjustment                45.02        2468.27        200.00        (154.98)    77.5-     2400.00         63.27     2.6
                                ---------     ----------     ---------      ---------            ----------    ----------

Total cost of sales-Walzen       48474.52      810079.64      38276.00        5198.52     13.6    296223.00      18856.64     4.7
                                ---------     ----------     ---------      ---------            ----------    ----------

Gross profit - Walzen            86586.42      332515.18      46870.00      (10283.58)    21.9-   303752.00      28763.13     9.5


                          Period 12/01/96 to 12/01/96

                                Reporting-prd   Year-to-date      Budget-reporting-period                Budget-year-to-date
                                   amount          amount       Amount      Var-amt          Var-%     Amount    Var-amt    Var-%
Expenses - Walzen

Salaries- store manager         3371.00         38285.02        3200.00      171.00           5.3      36200.00    2085.02    5.8
Salaries-asst. store manager    1928.30         25739.27        2500.00     (571.40)         22.9-     26700.00    (960.73)   3.6-
Salaries-salespersons           6938.75         64487.99        6300.00      638.75          10.1      62100.00    2387.99    3.8
Salaries- clerical               143.75           145.75        1550.00    (1404.25)         90.6-      1550.00   (1404.25)  90.6-
Salaries- service manager       1977.68         22291.21        2050.00      (72.32)          3.5-     24600.00   (2308.79)   9.4-
Salaries- installers            1357.10         14523.12        1550.00     (192.90)         12.4-     18600.00   (4076.88)  21.9-
Payrol taxes-social security    1111.76         11365.56        1114.00       (2.24)           .2-     11437.00     (71.44)    .6-
Payroll taxes-fed unemployment    68.54           563.18          64.00        (.46)           .7-       558.00       5.18     .9
Payroll taxes-st unemployment     81.69           314.65          32.00        (.31)          1.0-       301.00      13.65    4.5
Alarm                             87.89           454.68          38.00        (.11)           .3-       456.00      (1.32)    .3-
Auto                              26.49           143.89           6.00       20.49         341.5         29.00     114.89  396.2
Depreciation                     411.72          1874.06         133.00      278.72         209.6       1596.00     278.06   17.4
Dues & subscriptions                .00           (15.01)           .00         .00           .00            .0     (15.01)    .0-
Postage & freight                   .00            38.47           5.00       (5.00)        100.0-        60.00     (21.53)  35.9-
Insurance                        206.00          2488.00         206.00         .00            .0       2433.00        .00     .0
Insurance-workers cont.          405.14          4297.78         446.00      (40.36)          9.2-      4354.00     (56.22)   1.3-
Personnel                           .00            57.29            .00         .00            .0          5.00      52.29  999.9
Office                            60.48          1005.61         100.00      (39.52)         39.5-      1316.00    (309.39)  23.5-
Printing                         211.99          8951.46         300.00      (88.01)         29.3-      4050.00     (98.54)   2.4-
Professional fees                 21.55           151.55           22.0        (.35)          1.6-       154.00      (2.45)   1.6-
Rent                            4736.00         56832.00        4736.00         .00            .0      56962.00        .00     .2-
Repairs & maintenance            410.77          3482.43         225.00      185.77          82.6       2616.00     866.43   33.1
Property tax                     163.00          2016.00         168.00         .00            .0       2016.00        .00     .0
Shop supplies                    136.12          1853.85         122.00       64.12          52.6       1074.00     281.85   26.2
Telephone                        328.28          6141.30         504.00       24.23           4.3       6115.00      26.30     .4
Utilities                        318.54          6569.58         544.00      (25.66)          4.7-      6888.00    (318.42)   4.6-
Commuter                            .00              .00            .00         .00            .0        500.00    (500.00) 100.0-
Installation                         00          1120.68          31.00      (31.00)        100.0-       354.00     766.68  216.6
Janitorial                        64.66          1502.66          85.00      (20.34)         28.9-      1045.00     457.66   43.8
Refreshement                      10.65           712.77          83.00      (24.03)         68.7-       485.00     277.77   63.9
Cash over & short                108.66           407.10            .00      108.66            .0           .00     407.10     .0
                               --------        ---------       --------    --------                   ---------   --------
Total express-Walzen           15022.88        272298.40       26066.00    (1027.02)          3.9-    274553.00   (2254.60)     8-
                               --------        ---------       --------    --------                   ---------   --------
Net profit (loss) - Walzen     11347.44         60216.73       20804.00    (9256.56)         44.5-     29199.00   31017.73  106.2
                               ========        =========       ========    ========                   =========   ========

                       Telephone Warehouse - San Antonio
                   Profit & loss statement - Broadway store
                         Period: 12/01/96 to 12/31/96

                             Reporting-prd  Year-to-date         Budget-reporting-period                 Budget-year-to-date
                                amount        amount       Amount       Var-amt        Var-%      Amount       Var-amt       Var-%
Income - Broadway

Pagers                           1060.43     13428.03      8086.00        (2025.5)       65.6-      18211.00     (4782.97)    26.3-
Cellular - digital                899.95      1199.85          .00         899.95          .0            .00      1199.85       .0
Cellular - analog               12162.05    149774.18     21857.00       (9694.95)       44.4-     164392.00    (14617.82)     8.9-
Cellular accessories             2075.54     37587.63      5664.00       (3588.46)       63.4-      45070.00     (7582.87)    16.7-
Alarms                            883.86      6523.88       751.00        (865.64)       48.7-      10429.00     (3905.12)    87.4-
Service parts                     678.69      6712.84       640.00          38.69         6.0        6678.00        34.84       .5
For-commissionable labor           10.00      1803.00       241.00        (231.00)       95.9-       2460.00      (657.00)    26.7-
Programming labor - pager        1195.00     11013.53      2413.00       (1218.00)       50.5-      18182.00     (2168.47)    16.5-
Programming labor - cellular      983.00     11460.00      1890.00        (905.00)       47.9-      12415.00      (955.00)     7.7-
Labor                             428.75      6185.11       432.00          56.75        13.1        8063.00      3122.11    101.9
Labor alrams                      170.00      3488.00       458.00        (288.00)       62.9-       5510.00     (2022.00)    86.7-
Volume bonus                     8117.98     36274.81      6174.00       (3056.07)       49.5-      39670.00     (3395.19)     8.6-
Features                           60.00      1348.10       114.00         (54.00)       47.4-      16729.00      (380.90)    22.0-
Loaner phone rental                  .00       403.50        38.00         (38.00)      100.0-        217.00       186.50     85.9
Miscellaneous                        .00        (8.00)         .00            .00          .0            .00        (8.00)      .0-
Customer discount - analog     (15999.08)  (146813.89)   (23200.00)      13200.92        52.4     (162743.00)    15929.61      9.8
Carrier comm earned - analog    17150.00    209558.00     34020.00      (16870.00)       47.6-     224185.00    (14582.00)     6.5-
Carrier comm deactivations      (1675.00)   (26680.00)    (3308.00)       2133.00        56.0      (31268.00)     4588.00     14.7
Carrier comm true-up             (569.30)     4095.93       434.00        (993.00)      228.8-       3941.00       144.93      3.7
Customer discount - digital      (160.00)     (850.00)         .00        (150.00)         .0-           .00      (850.00)      .0-
Carrier comm earned - digital     150.00       300.00          .00         150.00          .0            .00       380.00       .0-
Pager service - 1st 3 mths       4584.00     26027.70      4026.00        (291.80)        6.0-      25465.00       562.70      2.2
Service parts                        .00       390.00          .00            .00          .0            .00       390.00       .0
Warranty                          240.00      6870.00       700.00        (460.00)       65.7-       4357.00      1813.00     39.8
                               ---------    ---------   ----------    -----------                 ----------  -----------

Total Income - Broadway         30479.54    860027.70     54780.00      (24250.16)       44.8-     387113.00    (27085.30)     7.0-

Cost of sales - Broadway

Pagers                           7439.41     33314.78      6038.00        1331.41        22.3       33419.00      (104.22)      .3-
Cellular - digital                802.00       906.00          .00         302.00          .0            .00       906.00       .0
Cellular - analog                7733.71     99609.56     14327.00       (6593.29)       46.0-     108506.00     (8896.44)     8.2-
Cellular accessories             1834.30     19225.95      1982.00        (647.20)       32.7-      20602.00     (1376.05)     6.7-
Alarms                            217.52      3494.89       376.00        (158.48)       42.1-       3816.00     (1821.61)    34.3-
Other equipment                    57.63      3127.79       286.00        (228.37)       79.9-       3106.00        21.79       .7
Service paarts                    838.14      3267.85       320.00          33.24        10.4        3272.00        (4.15)      .1-
Credit corp Finance charge         44.18      1070.80        98.00         (53.77)       54.9-       1348.00      (272.20)    20.3-
Income tax                        653.37      6431.21       826.00        (172.13)       20.8-       6652.00      (220.79)     3.3-
Freight paid                      103.25      2173.64       200.00         (96.75)       48.4-       1267.00       906.64     71.6
Outside labor                     113.00       848.00        42.00          71.00       169.0         486.00      (138.00)    28.4-
Airline certificates                 .00       162.50        23.00         (23.00)      100.0-        293.00      (130.50)    44.5-
Inventory adjustment              366.71       497.34       200.00         166.71        83.4        2400.00     (1902.66)    79.3-
                               ---------    ---------   ----------    -----------                 ----------  -----------
Total cost of sales - Broadway  18719.37    173629.81     24738.00       (6018.63)       24.3-     186662.00    (13032.19)     7.0-
                               ---------    ---------   ----------    -----------                 ----------  -----------

Gross profit - Broadway         11760.47    186897.89     29992.00      (18231.53)       60.8-     200451.00    (14053.11)     7.0-

                        Period:  12/01/96 to 12/31/96

                                Reporting-prd  Year-to-date         Budget-reporting-perid              Budget-year-to-date
                                   amount        amount        Amount       Var-amt        Var-%    Amount      Var-amt    Var-%
Expenses - Broadway

Salaries- store manager           3139.50       34008.55       6400.00      (3260.50)      50.7-    39400.00    (5391.45)  13.7-
Salaries- asst. store manager     1800.00       22036.15       1870.00        (70.00)       3.7-    22220.00     (183.85)    .8-
Salaries- salespersons            3401.65       39773.89       4200.00       (798.35)      19.0-    43300.00    (4026.11)   9.2-
Salaries- clerical                 449.35         449.35       1550.00      (1100.65)      71.0-     1550.00    (1100.65)  71.0-
Salaries- service manager          921.47       12349.65       1025.00       (103.53)      10.1-    10485.00     1864.65   17.8
Salaries- installers               850.95        6091.70        775.00       (424.05)      54.7-     5283.00      808.70   15.3
Payroll taxes-social security      642.53        8379.69        722.00        (79.47)      11.0-     9079.00     (699.31)   7.7-
Payroll taxes-fed unemployment      41.41         418.72         47.00         (5.59)      11.9-      430.00      (61.28)  12.8-
Payroll taxes-st unemployment       21.09         225.83         24.00         (2.91)      12.1-      251.00      (25.17)  10.0-
Alarm                               37.89         454.68         38.00          (.11)        .3-      456.00       (1.32)    .3-
Auto                                  .00         225.76         25.00        (25.00)    100.00-      277.00      (51.24)  18.5-
Depreciation                       102.92        1235.04        103.00          (.08)        .1-     1236.00        (.96)    .1-
Postage & Freight                     .00          25.19          3.00         (3.00)     100.0-        12.0       13.19  109.9
Insurance                          193.00        2394.00        198.00           .00         .0      2394.00         .00     .0
Insurance-owners comp              250.94        9054.52        382.00       (131.06)      39.3-     3195.00     (140.48)   4.4-
Office                              37.40         871.59        100.00        (62.60)      62.6-     1225.00     (353.91)  28.9-
Printing                           202.81        3014.30        300.00        (97.39)      32.5-     4050.00    (1035.20)  25.6-
Professional fees                   21.65         151.56         22.00          (.85)       1.6-      154.00       (2.45)   1.6-
Part                              2639.68       31679.76       2640.00          (.02)        .0-    31680.00        (.24)    .0-
Repairs & Maintenance                8.03        1211.82         225.0       (221.97)      98.7-     1794.00     (582.18)  32.5-
Property tax                       134.06        1608.00        134.00           .00         .0      1608.00         .00     .0
Shop supplies                       39.66        1004.95         81.00        (21.37)      26.4)-     728.00      276.95   33.0
Telephone                          335.88        3895.29        318.00         37.83       11.9      3714.00      181.29    4.9
Utilities                          421.68        5221.71        442.00        (20.37)       4.6-     5360.00     (138.29)   2.6-
Computer                              .00         100.21           .00           .00         .0       200.00      (99.79)  49.9-
Installation                          .00          28.95         20.00        (20.00)     100.0-      275.00     (246.05)  89.5-
Janitorial                         124.00        1064.26         65.00         39.83       46.9      1025.00       39.26    3.3
Retirement                          47.78         326.25         35.00         12.73       36.5       375.00      (48.75)  13.0-
Cash over & short                    4.64          37.19           .00          4.64         .0          .00       37.19     .0
                               ----------     ----------   -----------   -----------              ----------  ----------
Total expenses - Broadway       15420.789      181338.55      21764.00      (6553.24)      29.2-   192306.00   (10967.45)   5.7-
                               ----------     ----------   -----------   -----------              ----------  ----------
Net profit (loss) - Broadway    (8550.29)        5059.84       8228.00     (11876.29)     144.4-     8145.00    (3085.66)  37.9-
                               ==========     ==========   ===========   ===========              ==========  ==========

                      Telephone Warehouse -- San Antonio
                   Profit & loss statement - Callaghan Store
                          Period: 12/01/96 to 12/31/96

                               Reporting-prd   Year-to-date     Budget-reporting-period                  Budget-year-to-date
                                 amount          amount       Amount       Var-amt   Var-%          Amount        Var-amt    Var-%
Income - Callaghan

Pagers                            3421.93       35365.76     5711.00       (2289.07)  40.1-         34796.00        569.76    1.6
Cellular - digital                 799.90        2799.65         .00         799.90     .0               .00       2799.65     .0
Cellular - analog                22072.26      226951.99    28857.00       (6784.74)  23.5-        228244.00      (1292.01)    .6-
Cellular accessories              5410.98       54506.44     7288.00       (1877.02)  25.8-         57183.00      (2681.56)   4.7-
Alarms                             711.21       14246.94      974.00        (262.79)  27.0-         14790.00       (543.06)   3.7-
Service parts                     1575.29        8989.41      909.00         666.29   73.3           7917.00       1072.41)  13.5
Non-commisionable labor               .00        1378.84      120.00        (120.00) 100.0-          1237.00         91.84)   7.1
Programming labor-pager           3455.00       27547.00     4465.00        (810.00)  18.1-         25094.00       2453.00    9.3
Gift certificates                     .00         332.45       37.00         (37.00) 100.0-           161.00        171.45  106.5
Programming labor-cellular        1905.00       18175.90     2475.00        (570.00)  23.0-         17269.00        906.00    5.2
Labor                             1055.00         311.93      308.00         747.05  242.5           3244.00       4067.83  125.4
Labor alarms                       927.35        6133.96      594.00         333.50   56.1           7612.00      (1478.04)  19.4-
Volume bonus                      5979.79       57191.67     8085.00       (2105.21)  26.0-         55298.00       1893.67    3.4
Features                           260.00        3440.81      222.00         138.00   62.2           2441.00        999.81   41.0
Corner Store rental                114.00         451.50       39.00          75.00  192.8            392.00         59.50   15.2
Freight - in                          .00          11.00         .00            .00     .0               .00         11.00     .0
Customer discount - analog      (22952.40)    (223044.73)  (33000.00)      11046.60   33.5        (226033.88       2988.27    1.3
Carrier comm earned - analog     38325.50      326142.00    44550.00      (11025.00)  24.7-        314288.00      11859.00    3.8
Carrier comm deactivations       (5650.99)     (44997.00)   (9792.00)       4142.00   42.3         (45886.00        389.00     .9
Carrier comm true-up             (1084.00)        829.69)     193.00       (1277.00) 661.7-          2368.00      (1538.31)  65.0-
Customer discount - digital       (147.70)       (647.75)        .00        (147.75)    .0-              .00       (647.75)    .0-
Carrier comm earned - digital         .00         375.00         .00            .00     .0               .00        375.00     .0
Pager service - net & amts       12554.00       55971.85     3930.00        3624.00   40.6          48589.00       7882.85   15.2-
Expenses                              .00            .00         .00            .00     .0             55.00        (55.00) 100.0-
                               ----------    -----------   ---------     ----------              -----------    ----------

Total income - Callaghan         35251.73      579463.31    70965.00       (5733.24)   8.1-         47181.00      29854.81    5.4


Cost of sales - Callaghan


Pagers                           18903.00       70342.64    11210.00        7693.36   68.6          63637.00       7205.64   11.3
Cellular - digital                 604.00        2114.00         .00         604.00     .0               .00       2114.00     .0
Cellular - analog                14222.63      148861.14    18762.00       (4539.37)  24.2-        150476.00      (1614.86)   1.1-
Cellular accessories              3888.34       26937.82     2351.00         532.54   20.9          26064.00        893.82    3.4
Alarms                             859.92        6053.92      487.00         372.92   76.6           7454.00      (1400.08)  18.6-
Other equipment                    486.97        5544.45      425.00          11.87    2.8           4175.80       1369.45   32.8
Service parts                      659.91        4706.69      454.00         204.91   45.1-          8933.00        773.69   19.7
Credit card finance charge         185.96        1759.79      140.00          (4.94)   3.5-          1543.00        216.79   14.1
Use tax                           1036.72        9480.51     1077.00           9.71     .9           9064.00        416.51    4.6
Freight paid                       177.26         876.68       54.00         123.26  228.8            750.00        126.68   16.9
Outside labor                         .00         559.50      654.00        (654.00) 100.0-          1786.00      (1226.50)  68.7-
Airfare certificates                  .00         125.00       21.00         (21.00) 100.0-           185.00        (60.00)  32.4-
Inventory adjustment               998.98        3311.49      200.00         793.93  397.0           2400.00        911.49   38.0
                               ----------    -----------   ---------     ----------              -----------    ----------

Total cost of sales-Gallaghan    41162.19      281193.63    36035.00        5127.19)  14.2         271467.00       9726.63    3.6
                               ----------    -----------   ---------     ----------              -----------    ----------

Gross profit-Gallaghan           24069.37      298269.63    34930.00      (10860.43)  31.1-        278142.00      20127.68    7.2

                          Period 12/01/96 to 12/31/96

                                Reporting-prd   Year-to-date      Budget-reporting-period             Budget-year-to-date
                                   amount          amount       Amount      Var-amt    Var-%       Amount    Var-amt     Var-%
Expenses - Callaghan

Salaries- store manager           8824.70          59031.13     3200.00      124.50      8.9       86200.00    2831.18      7.8
Salaries- asst. store manager     8530.66          80648.27     2500.00     1030.33     41.2       27000.00    3643.27     13.5
Salaries- salespersons            5998.29          58183.90     6300.00     (301.71)     4.8-      51300.00    1833.90      3.6
Salaries- clerical                 486.85            438.35     1550.00    (1111.65)    71.7-       1550.00   (1111.65)    71.7-
Salaries- service manager         1784.66          22011.09     2050.00     (315.34)    15.4-      24600.00   (2588.91)    10.5-
Salaries- installers              1886.00          16105.84     1550.00     (214.00)    18.8-      16288.00    (182.66)     1.1-
Payroll taxes-social security     1296.44          12144.13     1205.00       (1.56)      .1-      12036.00     108.13       .9
Payroll taxes-fed unemployment      78.94            436.43       53.00       25.34     47.8         500.00     (13.55)     2.7-
Payroll taxes-st unemployment       87.56            288.65       26.00       11.53     44.8         282.00       1.65       .6
Alarm                               97.85            434.63       38.00        (.11)      .3-        456.00      (1.82)      .3-
Auto                                  .00             47.94        6.00       (6.00)   100.0-        282.00    (184.06)    79.3-
Depreciation                       414.94           4979.28      415.00        (.06)      .0-       4980.00       (.72)      .0-
Dues & subscriptions                  .00             15.01         .00         .00       .0            .00      15.01       .0
Postage & freight                     .00             47.08        6.00       (6.00)   100.0-         26.00      21.08     81.1
Insurance                          199.80           2408.00      199.00         .00       .0        2408.00        .00       .0
Insurance-workers comp             414.96           4100.62      426.00      (11.05)     2.6-       4101.00       (.38)      .0-
Office                              64.90           1001.49      100.00      (35.10)    35.1-       1260.00    (258.51)    20.5-
Printing                           192.74           8834.01      300.00     (107.26)    35.8-       4058.00    (695.99)    17.2-
Professional fees                   11.63            108.15       22.00        (.35)     1.6-        182.00     (23.75)    18.0-
Rent                              3448.44          64021.00     5443.00         .00       .0       64021.00        .00       .0
Repairs & maintenance              129.20           2919.51      225.00      (95.70)    42.5-       3215.00    (295.49)     9.2-
Property tax                       183.44           2220.00      185.00         .00       .0        2220.00        .00       .0
Shop supplies                       51.12           1851.22       79.00      (27.88)    34.7-        735.00     316.22     43.0
Telephone                          535.41           4467.88      437.00      118.41     27.1        4043.00     424.83     10.5
Utilities                          511.46           7096.84      588.00      (76.32)    13.6-       7297.00    (290.66)     4.0-
Installation                          .92            701.80       20.00      (20.00)   100.0-        247.00     454.08    183.8
Janitorial                          50.64           1218.95       85.00       (5.00)     5.9-        880.00     338.95     38.5
Refreshment                          1.97            179.08       85.00      (33.03)    94.4-        880.00    (150.97)    45.7-
Cash over & short                  122.21            575.62         .00      122.91        8            .00     575.62       .0
                               -----------     ------------    --------    ---------               --------   --------

Total express-Callaghan          16168.14         275154.17    27048.00     (934.60)     8.5-     270389.00    4765.17      1.8
                               ----------      ------------    --------    --------               ---------   --------

Net profit (loss) - Callaghan    (2088.02)         23115.51     7887.00    (9925.83)   125.9-       7753.00   15362.51    198.1
                               ==========      ============    ========    ========                ========   ========

                       Telephone Warehouse - San Antonio
                           Profit & loss statement
                               Pager Department
                          Period 12/01/96 to 12/31/96

                                       Reporting-prd   Year-to-date            Budget-reporting-period
                                          amount          amount         Amount          Var-amt       Var-%
Income - Pager dept.

Pager billing                            32033.12        372723.66       33573.00        (1539.78)       4.6-
Pager service - extended                   261.00          7446.90        1535.00        (1274.00)      33.0-
Warranty                                      .00              .00         (25.00)          25.00      100.0
                                         --------        ---------       --------        --------
Total income - Pager dept.               32294.12        380170.56       35083.00        (2788.78)       7.9-




Cost of sales - Pager dept.

Pager service                            22626.79        187449.02       11230.00         1376.79       12.2
Pager extention discount                  1289.95         12371.63        4800.00        (8510.85)      78.1-
Pager extention cost                          .00           110.96            .00             .00         .0
Pager service Telecom   scase              957.38          4282.55         344.00          213.50       62.0
Inside Light                               672.55          4400.16         311.00          361.75      116.3
                                         --------        ---------       --------        --------

Total cost of sales-Pager dept.          15146.70        158613.36       16705.00        (1558.21)       9.3-
                                         --------        ---------       --------        --------

Gross profit - Pager dept.               17247.48        221387.20       19378.00        (1230.57)       4.7-




Expense - Pager dept.

Billing-pager dept.                        492.47          9409.85         750.00         (257.33)      34.3-
Clearance                                   11.80           121.99          11.00             .00         .0
Printing                                      .98           258.66            .00             .00         .0
Current/Referral Pace                         .98          2280.33         228.00         (228.00)     100.0-
Telephone                                 1607.68         17614.29        1857.00          248.88       18.3
                                         --------        ---------       --------        --------

Total expenses - Pager dept.              2109.33         29678.64        2346.00         (236.45)      10.1-
                                         --------        ---------       --------        --------

Net profit (Loss) - Pager dept.          15037.33        191873.56       16032.00         (994.12)       6.2-
                                         ========        =========       ========        ========


                                                 Budget-year-to-date
                                          Amount         Var-amt       Var-%
Income - Pager dept.

Pager billing                            383193.00       (10469.34)      2.7-
Pager service - extended                  11247.00        (3800.10)     33.8-
Warranty                                    234.00         (234.00)    100.0-
                                         ---------       ---------
Total income - Pager dept.               394674.00       (14303.44)      3.7-




Cost of sales - Pager dept.

Pager service                            139450.00        (2000.98)      1.4-
Pager extention discount                  22012.00        (9640.37)     43.8-
Pager extention cost                        175.00          (65.00)     37.1-
Pager service Telecom   scase              3566.00          716.55      20.1
Inside Light                               2262.00         2138.16      94.3
                                         ---------       ---------

Total cost of sales-Pager dept.          167465.00        (8851.64)      5.3-
                                         ---------       ---------

Gross profit - Pager dept.               227209.00        (5651.80)      2.5-




Expense - Pager dept.

Billing-pager dept.                        3675.00          734.69       3.5
Clearance                                   121.00             .00        .0
Printing                                       .00          253.66        .0
Current/Referral Pace                      1599.00          331.00      63.0
Telephone                                 16213.00         1396.29       8.6
                                         ---------       ---------

Total expenses - Pager dept.              26413.00         3265.64      12.4
                                         ---------       ---------

Net profit (Loss) - Pager dept.          200796.00        (8917.44)      4.4-
                                         =========       =========

                       Telephone Warehouse - San Antonio
                            Profit & loss statement

                         Period: 12/01/96 to 12/31/96



                                 Reporting-prd      Year-to-date        Budget-reporting-period             Budget-year-to-date
                                   amount              amount         Amount      Var-amt    Var-%     Amount     Var-amt    Var-%




Net profit loss, all stores     8763.00             96889.26         22360.00  (30123.22)   134.7-     57618.00  39221.26    63.1
                                =======             ========         ========   ========               ========  ========



                           Schedule 2.12 - Contracts

       1. Credit Agreement, dated as of December 31, 1996, amount HIG Cellular Acquisition Corporation, HIG Cellular Acquisition Corporation II, Texas Cellular Partner, L.P., the Lenders referred to therein and NationsCredit Commercial Corporation, and certain documents executed in connection with the Credit Agreement, including, but not limited to, the Security Agreement, the Holdings Pledge Agreement and the Guaranty Agreement

       2.     TWI has guaranteed leases for
                     5315 E. Bannister Road, Kansas City, MO
                     9497 W. 75th Street, Overland Park, KS

       3.     See attached schedule of leases

       4.     Carrier Contracts with:

                     a)     AT&T Wireless
                     b)     AT&T Wireless - San Antonio
                     c)     CelularOne
                     d)     Parkway Paging
                     e)     Page Net - Kansas
                     f)     McCaw Communications
                     g)     Page Net - DFW

       5. None of the companies has a contract for the purchase of a specific amount of inventory over a long period of time. However, we do issue purchase orders for product to be delivered over the next 60 days.

       6. Employment Agreement, dated as of December 31, 1996, between Ronald L. Koonsman and HIG Cellular Acquisition Corporation.

       7. Consulting Agreement, dated as of December 31, 1996, between HIG Capital Management, Inc. and Telephone Warehouse, Inc.

       8. Subordinated Note, dated as of December 31, 1996, by Texas Cellular Partners, L.P. in favor of Mr. Ronald L. Koonsman (guaranteed by TWI and NCI).

                                                SCHEDULE 2.14(b)   LEASES


Telephone Warehouse
Rental Information (North Texas Locations)



DECEMBER 1996                                                          Lease                 Annual            Written Co
                             Rental Payment                          Expiration              Rental            for Stock
Store Address                Payee and Location                         Date                Payment            Transfers

==============================================================================================================================

Administrative               MFM Realty Ltd                                                 $35,592.00           Yes
Sales & Mktg                 1201 Third Ave # 1480                                          $37,596.00
2436 E Randol Mill           Seattle, WA   96101                        3/96                $38,868.00

==============================================================================================================================

(NCI)
Operations                   MFM Realty Ltd                                                 $69,909.00
2400 E. Randal               1201 Third Ave # 1480                                          $74,206.56           Yes
                             Seattle, WA   98101                                            $76,795.56
                             206-623-2700                              12/99                $85,016.16

==============================================================================================================================

Administrative               PIE VI                                                         $9,480.00
(TRAINING & STORAGE)         Teel Enterprises, Inc.                                                              No
712 N Watson                 9900 N Central Expressway, Ste 500
                             214-363-9184
==============================================================================================================================

# 100 JOSEY                  LBJ/Josey Lane Joint Venture            1/31/99                $56,734.80
                             3102 Maple Ave., L.B. 38                                      $58,484.88           Yes
                             Dallas, TX  75201                                              $60,234.84
                             214-954-0300
==============================================================================================================================

#200 FT. WORTH               Mike Friedman                              9/95                $37,813.06
                             1600 Two Lincoln Center                   09/30/98             $38,400.00           No
                             5420 LBJ Freeway
                             Dallas, TX 75240
                             214/748-9171

                             (2) Upon periodic invoicing by
                             the Landlord, the monthly rent
                             may change and will include pass-
                             through of taxes and insurance.

==============================================================================================================================

#300 PLANO                   Mrs. Mary Moody                            8/95                $38,400.00
                             4345 Manning Lane                          8/98                $42,000.00           No
                             Dallas, TX  75220


                             (3) Tenant is to maintain insur-
                             ance coverage on the property.
                             The lease is silent regarding
                             taxes.

==============================================================================================================================

#400 DUNCANVILLE             Red Hill Associates                       12/95                $28,464.00
                             14001 N. Dallas Pkwy, Ste 8900            12/97                $46,042.20           Yes
                             Dallas, TX 75240
                             Attn: Ms Traci McFadden
                             214/960-8060

                             Charges for CAM, insurance and
                             Taxes subject to adjustment by
                             Landlord.

==============================================================================================================================
                             Market East RPF III
#500 MESQUITE                Madison Marquette Realty                   9/98                $50,652.48           Yes
                             P O Box 200156
                             Dallas, TX  75320-0156
                             214/613-6350

                                                SCHEDULE 2.14(b)   LEASES


Telephone Warehouse
Rental Information (North Texas Locations)




DECEMBER 1996                                                          Lease                 Annual             Written Co
                             Rental Payment                          Expiration              Lease             for Transfer
Store Address                Payee and Location                         Date                 Pmts               of Stock
==============================================================================================================================

       CENTRAL               Daniel Morguioff                        09/30/97               $30,000.00         No
                             11440 N. Central Expressway
                             Dallas, TX  75243
                             214-368-1359

                             Tenant pays all insurance & taxes, by
                             separate payment

==============================================================================================================================

       ARLINGTON             Six Flags Joint Venture                                        $42,430.06
                             17400 Dallas Pkwy, Ste 216                                     $43,030.08         Yes
                             Dallas, TX  75287                                              $43,630.08
                             214-407-9067                                                   $44,230.08
                                                                        12/99               $44,830.08

==============================================================================================================================

       IRVING                National Cellular                                              $54,000.00         No
                             2400 E. Randol Mill
                             Arlington, TX  76011



==============================================================================================================================

       HULEN                 Hulen Park Associates
                             PO Box 782257                                                  $53,460.00
                             Wichita, KS  67278                          8/99               $57,060.00         Yes


                             The $555.00 amount is estimate
                             for CAM insurance, and taxes
                             for the first year of the lease.
                             The amount is subject to change
                             by the landlord.

==============================================================================================================================

       ARLINGTON             Wimbledon Court                            11/96               $39,275.88
                             6500 West Freeway, Ste. #900               11/99               $45,347.88         Yes
                             Ft. Worth, TX 76116


                            The tenant will pay its share
                            of CAM, insurance, and taxes,
                            included in the monthly payment.

==============================================================================================================================

       HILLS                Richland Square Shopping Center                                 $22,374.96
                                                                        10/99               $23,625.00         Yes

                            Attn: Danny Wilkerson
                            110 W. 7th, Ste. #1100
                            Ft. Worth, TX  76102


                           The tenant will pay its share
                           of CAM, insurance, and taxes,
                           included in the monthly payment.

==============================================================================================================================

      MOCERICH VALLEY VIEW Mocerich Valley View Ltd. Partnership      1/31/96               $54,000.00         Yes
                           c/o Valley View Center
                           2040 Valley View Center
                           Dallas, TX  75240

==============================================================================================================================

      GROVE FIELD         TMPC Realty Services Gr.                       4/97               $42,720.00         Yes
                          2741 S Baltline Rd #106
                          Carroltton, TX  75006

                           SCHEDULE 2.14(b) LEASES



TELEPHONE WAREHOUSE
RENTAL INFORMATION (SAN ANTONIO LOCATIONS)

DECEMBER 1996
-------------

                                                        Lease           ANNUAL          Written Consent
                                RENTAL PAYMENT        Expiration        RENTAL          for Stock
STORE ADDRESS                   PAYEE AND LOCATION      Date            PMTS            Transfer
-------------------------------------------------------------------------------------------------------
#210 WALZEM            Windsor Place Shopping Center      3/97          $56,832.00         Yes
                       c/o Meridian Management Group
                        301 Howard St. Ste 1320
                        San Francisco, CA 94105

                (1) Tenant will pay its proportionate
                share of shopping center insurance
                and taxes upon invoicing by the
                Landlord. Final 36 months of lease
                term begins 7-1-94

------------------------------------------------------

#220 BROADWAY                   Subiaco, Inc.             2/99          $31,679.76         Yes
                             115 Broadway, First Floor
                             San Antonio, TX 78205-1903

                (2) The $254.98 of "CAM" also includes
                tenants projected share of taxes and
                insurance.  The lease provides for
                yearly reconciliation and reprojection
                of monthly CAM deposits.

------------------------------------------------------

#230 CALLAGHAN               6100 CALLAGHAN ROAD, INC.                  $59,100.00
                                7401 WURZBACH                           $62,208.00
                              SAN ANTONIO, TX 78229                     $65,316.00         Yes
                                                          5/98          $68,424.00


                (3) The lease is silent regarding
                CAM. The tenant agrees to pay its
                proportionate share of insurance
                and taxes as they become due and
                are invoiced by the Landlord.


                           SCHEDULE 2.14(b) LEASES



Telephone Warehouse
Rental Information (Kansas City)

December 1996


                                                        Lease           Annual          Written Consent
                                                      Expiration        Rental          for Stock
                                Payee & Address         Date            Payments        Transfer
-------------------------------------------------------------------------------------------------------
#310 Bannister Square         DOM Company                   2/00        $33,000.00         Yes
                              A Tier of MD Management                   $36,086.40
                              5201 Johnson Dr. #450                     $37,586.40
                              Mission, KS 66205                         $40,586.40
                              913-831-3020

------------------------------------------------------

#320 Independence Square      Kessinger/Hunter & Co. Inc.   7/00        $27,834.12         Yes
                              2600 Grand Ave., Ste 700                  $30,334.08
                              Kansas City, MO 64108                     $32,834.04
                              816-842-2690
*CAM includes trash removal
------------------------------------------------------

#330 Overland Park            Meg Associates                5/98        $50,000.04         Yes
                              c/o Jack Fingersh
                              Lewis, Rice & Fingersh
                              1010 Walnut, Ste 500
                              Kansas City, MO 64106

------------------------------------------------------
#340 Gladstone                McCaffrey-McIntyre            9/98        $26,949.60         Yes
                              Investments
                              9627 W. 87th Street
                              Overland Park, KS 66212

                   Schedule 2.13 - Title and Related Matters

       The following is a list of UCC filings for TWI and NCI:

  Number         Jurisdiction      Debtor       Date Filed        Secured Party
  ------         ------------      ------       ----------        -------------
92154494       Florida           NCI          Aug. 5, 1992      Matsushita
8700107681     Texas             NCI          Apr. 20, 1987     Matsushita
8800121853     Texas             NCI          May 20, 1988      Matsushita
8900105914     Texas             NCI          May 8, 1989       Mitsubsishi
9200026629     Texas             NCI          Feb. 11, 1992     Pioneer Elec.
9500123892     Texas             NCI          June 26, 1995     Mitsubishi
9600137662     Texas             NCI          July 12, 1996     Sony Elec.
9200015344     Texas             TWI          Jan. 24, 1992     MetroCel
9200026629     Texas             TWI          Feb. 11, 1992     Pioneer
9400009278     Texas             TWI          Jan. 14, 1994     Wimbledon Ct
1782766        Indiana           NCI          May 20, 1992      Panasonic
                                                                Communications
                                                                and
                                                                Systems Company

9600143463     Texas             TWSA         July 22, 1996     ACC/McCaw
                                                                Cellular of
                                                                San Antonio

In addition, numerous UCC's were filed by NationsCredit Commercial Corporation in connection with the Credit Agreement with NationsCredit. These UCC's covered all accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents now owned by hereafter acquired by both TWI and NCI.

NationsCredit also recorded a Deed of Trust, Assignment, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 31, 1996, covering land owned by National Cellular, Incorporated in Irving, Texas.

                                 Schedule S-4


Carrier contracts - LA Cellular Distribution Agreement with Lets Talk Cellular of America, Inc.
Retail representative agreement between BellSouth Cellular National Marketing, Inc. and Let's Talk Cellular of America, Inc. dated July 20, 1995
Authorized agency agreement for cellular radio service between Bell Atlantic Mobile Systems of Washington, Inc., Bell Atlantic Mobile Systems of Baltimore, Inc. and Let's Talk Cellular of America, Inc. dated January 6, 1995 - Amended effective 11/1/96
Agency agreement between Cellular Telephone Company and Let's Talk Cellular of America, Inc. dated December 30, 1993 - Last Amendment dated October 2, 1996 Kiosk staffing agreement with AT&T dated June 1, 1996
Kiosk staffing agreement with AT&T Wireless of Colorado, Inc. ("ATWS") and I.TC. Kiosk Management Corporation dated September 12, 1996
Sales dealer agreement between (PR Services, Inc. a/k/a Cellular One and Let's Talk Cellular of America, Inc. dated January 24, 1997
Sales representation agreement between Los Angeles Cellular Telephone Company and Let's Talk Cellular of America dated January 22, 1997
General purchase agreement between BellSouth Mobility Inc. and Let's Talk Cellular, Inc. dated July 31, 1991
Retail product distribution agreement between Prime Co. Personal Communications. LP and Let's Talk Cellular of America, Inc.
Assignment assumption and consent agreement between Airtouch Cellular of Georgia.
("Airtouch") and Let's Talk Cellular of America, Inc. dated August 30, 1996 Memorandum of Understanding between Omnipoint and Let's Talk Cellular of America, Inc. Cellular One PR Paging
Universal
Sprint PCS sales agreement with Let's Talk Cellular of America, Inc.
Credit facility agreements with Republic National Bank dated September 5, 1995:
- Letter agreement
- Master promissory note
- Term note I
- Security agreement
Credit facility agreements with Republic National Bank dated December 4, 1995:
- Amendment to letter agreement ("First Amendment")
- Renewal note
- Incremental note
- Combined note
Consent letter from Republic National Bank dated June 27, 1996 ("Second Amendment")
Consent letter from Republic National Bank dated July 29, 1996 ("Consent
Letter")
Credit facility agreements with Republic National Bank dated September 3, 1996:
- Amendment to letter agreement ("Third Amendment")
- Term not II

                                 Schedule 3.7
                                 ------------


Complaint filed by Jay Wasserman-March 1996 Case #96-17295-CA-01(09)
Judgment relative to the Westchester Mall, White Plains, NY-September 1995 (filed in City Court of White Plains, County of Westchester, State of New York Index No. SP5542/95)

Workers' Compensation Claims Pending-
-Four reports of injury filed in NY all relative to the Roosevelt Field Mall store

                                 SCHEDULE 3.8


U.S. Equal Employment Opportunity Commission charge #100960012 (9/24/95) FLSA Self-Audit Letter of Request (3/25/97)

                                 Schedule 3.9



Carrier contracts-
Retail representative agreement between BellSouth Cellular National Marketing, Inc. and Lets Talk Cellular of America, Inc. dated July 20, 1995
Authorized agency agreement for cellular radio service between Bell Atlantic Mobile Systems of Washington, Inc., Bell Atlantic Mobile Systems of Baltimore, Inc. and Let's Talk Cellular of America, Inc. dated January 6, 1995 - Amended effective 11/1/96
Agency agreement between Cellular Telephone Company and Let's Talk Cellular of America, Inc. dated December 30, 1993 - Last Amendment dated October 2, 1996 Kiosk staffing agreement with AT&T dated June 1, 1996
Kiosk staffing agreement with AT&T Wireless of Colorado, Inc. ("ATWS") and LTC Kiosk Management Corporation dated September 12, 1996
Sales dealer agreement between CCPR Services, Inc. a/k/a Cellular One and Let's Talk Cellular of America, Inc. dated January 24, 1997
Sales representation agreement between Los Angeles Cellular Telephone Company and Let's Talk Cellular of America dated January 22, 1997
General purchase agreement between BellSouth Mobility Inc. and Let's Talk Cellular of America dated July 31, 1991
Retail product distribution agreement between PrimeCo. Personal Communications, LP and Let's Talk Cellular of America, Inc.
Assignment, assumption and consent agreement between Airtouch Cellular of Georgia, ("Airtouch") and Let's Talk Cellular of America, Inc. date August 30, 1996
Memorandum of Understanding between Omnipoint and Let's Talk Cellular of America, Inc.
Cellular One PR Paging
Universal

Vendor contracts-
Dealer contract agreement between Mobile Security Communications, Inc. and Lets' Talk Cellular of America, Inc. dated January 31, 1997
Reseller agreement between Pagemart, Inc. and Let's Talk Cellular of America, Inc. dated October 6, 1995.
Sales agent program agreement between Camotel, Inc. and Let's Talk Cellular of America, Inc. dated
Motorola (to confirm)
Sony (to confirm)


Credit facility agreements Republic National Bank (see Schedule 3.4)


Capital lease agreement with Panasonic Communications (corporate office telephone system)
Capital lease agreements with Citicorp Leasing (eight stores point-of-sales systems)
Capital lease agreement with Minolta Business Systems (one copier)
Capital lease agreements with Heritage Financial Services (two stores point-of-slaes systems)

Insurance policies -
Coverage                        Carrier
--------
Property                        Atlantic Mutual Insurance Companies
General liability               Atlantic Mutual Insurance Companies
Automobile                      Atlantic Mutual Insurance Companies
Inland Marine                   Atlantic Mutual Insurance Companies
Excess umbrellas liability      Atlantic Mutual Insurance Companies
Workers' compensation -
        All states except PR    Firemen's Fund Insurance Co.
        Puerto Rico             Puerto Rico State Insurance Fund Corporation

Stock purchase agreement with Al Sorensen - October 1994
First amendment to stock purchase agreement with Al Sorensen - May 1996 Consulting agreement with Al Sorensen - October 1994
First amendment to consulting agreement with Al Sorensen - May 1996

Series A Preferred Stock Purchase Agreement dated June 25, 1996 between Let's Talk Cellular of America, Inc. and HIG Fund V. Inc.
Shareholders Agreement dated June 25, 1996
Redemption Agreement dated June 25, 1996
Employment Agreement with Nick Molina, dated June 25, 1996
Employment Agreement with Brett Bencridge dated June 25, 1996
Employment agreement with Anne Gozlan - May 1995
Amendment to Employment Agreement with Anne Gozlan dated June 25, 1996 Consulting Agreement with HIG Capital Management dated June 25, 1996
Renewal Promissory Note with Nick Molina dated June 25, 1996
Renewal Promissory Note with Brett Beveridge dated June 25, 1996
Escrow Agreement dated June 25, 1996


Asset Purchase Agreement between Let's Talk Cellular of America. Inc. and North Point Cellular. Inc. and Michael Weinstock and Marc Green dated August 31, 1996


Real Estate Leases
Corporate office                5200 NW 77 Court, Miami, FL 33166
Dadeland Mall                   7565 N. Kendall Drive Miami FL 33156
Aventura Mall                   19501 Biscayne Blvd. North Miami Beach, FL 33180
Bayside Market Place #1         401 Biscayne Blvd. Miami, FL 33132
Florida Mall                    8601 S. Orange Blossom Trail. Orlando FL 32809
Lexox Square                    3393 Peachtree Road NE. Atlanta. GA 30326
Manhattan Mall                  901 Avenue of the Americas, New York, NY 10001
Town Center at Boca             6000 West Glades Road Boca Raton, FL 33431
Westland Mall                   1695 West 49 Street, Hialeah. FL 33012
Cutler Ridge Mall               20505 South Dixie Hwy, Miami, FL 33189
Miami International Mall        1455 NW 107 Avenue, Miami, FL 33172
Altamonte Springs               451 Altamonte Ave Altamonte Springs, FL 32701
Tysons Corner                   7903 Tysons Corner Center, Mclean, VA 22102
Montgomery Mall                 7111 Democracy Blvd. Bethesda, MD 20817

                              Schedule 3.9 Cont'd

St. Charles Towne Center        11110 Mall Circle, Waldorf, MD 20603
Annapolis Mall                  2002 Annapolis Mall, Annapolis, MD 21401
Potomac Mills                   2700 Potomac Mill Circle, Woodbridge, VA 22192
Union Station                   50 Massachusetts Ave. Washington, DC 20002
Fashion Center at Pentagon City 1100 South Hayes Street Arlington, VA 22202
Mall of the Americas            7795 West Flagler, Miami, FL 33144
Pombroke Lakes Mall             11401 pines Boulevard, FL 33026
Bayside Market Place #2         401 Biscayne Blvd. Miami, FL 33132
Orlando Airport                 9341 Airport Blvd. #A. Orlando, FL 32827
Sawgrass Mills                  12801 W. Sunrise Blvd. Sunrise, FL 33323
Seminole Town Center            183 Town Center Circle Sanford, FL 32771
Coral Square Mall               9345 West Atlantic Blvd. Coral Springs, FL 33065
Burlington Center               2501 Burlington, Mt, Holly Rd. Burlington, NJ 08016
Market East                     901 Market St. Philadelphia, PA 19107
Echelon Mall                    3002 Echelon Mall Voorhes, NJ 08043-1903
Park Meadows                    8405 Park Meadows Center Drive Littleton, CO 80124
Boyaton Beach Mall              801 N. Congress Avenue, Boynton Beach, FL 33426
Cherry Hill Mall                2000 Route 38, Space #2009, Cherry Hill NJ 08002
Cherry Hill Mall #2             2000 Route 38, Space #K, Cherry Hill NJ 08002
The Falls                       8888SW 136 St. Miami FL, 33176
Montgomery Mall PA              230 Montgomery Mall, North Wales, PA 19454
West Oaks                       9401 W Colonial Dr. Ocoec. FL 34761
Franklin Mills                  1833 Franklin Mill Center, Philadelphia, PA 19154
The Citadel                     750 Citadel Dr. East, Colorado Spring, CO 80908
Chapel Hills                    1710 Briargate Blvd. Colorado Spring, CO 80920
Court at King of Prussia        344 mall Blvd. King of Prussia, PA 19406
Beach Place                     17 South Atlantic Blvd., Ft. Lauderdale, FL 33316
Indian River Mall               6200 20th Street, Vero Beach, FL 32966
Granite Run Mall                1067 W. Baltimore Pike, Media, PA 19063
Oxford Valley Mall              2300 E. Lincoln Highway Lanhorne, PA 19047
Gwinnett Place                  2100 Pleasant Hill Rd. Duluth, GA 30136
Towne Center at Cobb            400 Barrett Parkway, Kennesaw GA 30144
North Point Mall                1220 North Point Circle, Alpharetta, GA 30302
Perimeter Mall                  4400 Ashford-Dunwoody Rd. Atlanta, GA 30346
Buckhead                        2955 Peachtree Rd. NE, Atlanta GA 30305
Northlake Mall                  1000 Northlake Mall, Atlanta GA 30345
Smith Haven Mall                Routes 25 & 347, Lake Grove, NY 11755
White Marsh Mall                8200 Perry Hall, Baltimore MD 21236
Exton Square                    100 Exton Square, Exton, PA 19341
Los Cerritos                    239 Los Cerritos Center, Cerritos , CA 90703
Fox Hills Mall                  294 Fox Hills Mall, Culter, CA 90230
Mayaguez Mall                   Carretera #2, Kilometro 159.4, Mayaguez PR 00680
Willow Grove Park               2500 Moreland Road, Willow Grove, PA 19090
Santa Ana                       2800 N. Main Street, Santa Ana CA 92705
Plaza Carolina                  Avenida Fragoso, Salida 65 Infraicria, Carolina, PR 00988
Owings Mills                    10500 Mill Run Circle, Ownings, MD 21117-4205

                             ---------------------

Plaza Del Norte           506 Truncado Street Hatillo, PR 00659-2709
Roosevelt Field           Roosevelt Field Mall, Garden City, NY 11530
Broadway Mall             358 B Broadway Mall, Hicksville, NY 11801
Galleria South Bay        1815 Hawthone Blvd. Redondo Beach, CA 90278
The Mall in Columbia      10300 Little Patuxent Parkway, Columbia, MD 21044

                                Schedule 3.10(a)


Security interest in accounts receivable inventory equipment, general intangibles, chattel paper, instruments and documents granted to Republic National Bank in connection with credit facility agreements entered into on September 5, and December 4, 1995, June 27, and July 29, 1996, respectively (see
Schedule 3.4). For a more complete description of the security interest please refer to the security agreement.

                     LET'S TALK CELLULAR OF AMERICA, INC.



                             FINANCIAL STATEMENTS


                                 JANUARY 1997


BALANCE SHEET
JANUARY 31, 1997
----------------------------------------------------------------------
                                                             January
CURRENT ASSETS:
Cash                                                       $1,016,479
Trade accounts receivable                                      25,344
Carriers receivable                                         1,458,234
Inventory                                                   3,400,757
Prepaid expenses                                              490,743
Other current assets                                          131,106
                                                           ----------

                Total current assets                        6,522,663
                                                           ----------

Fixed assets, cost                                          3,302,219
Accumulated depreciation                                     (569,516)
                                                           ----------
Fixed assets, net                                           2,732,703
                                                           ----------

Preopenings-cost                                              202,637
Accumulated amortization                                      (86.090)
                                                           ----------
Preopenings, net                                              116,547
Deferred tax asset                                             17,174
Other non-current assets                                       47,263
                                                           ----------
                Other non-current assets                      180,984
                                                           ----------
TOTAL                                                      $9,436,350
                                                           ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Trade accounts payable                                     $1,882,545
Line of credit                                                800,000
Accrued expenses and other liabilities                        830,231
Capital lease obligations                                      26,817
Customer deposits                                              38,752
Deferred revenue                                               92,485
Income taxes payable                                          327,086
                                                           ----------
                Total current liabilities                   3,997,916
                                                           ----------

Loans from shareholders                                       258,100
Bank term loan                                                753,333
Long-term portion of capital lease obligations                 26,226
Deferred tax liability                                         19,294
Other liabilities                                              42,404
                                                           ----------
                Total other liabilities                     1,099,357
                                                           ----------

SERIES A PREFERRED STOCK & SHAREHOLDER'S EQUITY:
Common stock, $.001 par value, 50,000,000 shares
 authorized, 650,000 issued and outstanding                       650
Series A preferred stock, $30 par value, 150,000 shares
 authorized, 33,334 issued and outstanding                  3,000,000
Additional paid-in capital                                    211,118
Retained earnings                                           1,127,309
                                                           ----------

                Total shareholders' equity                  4,339,007
                                                           ----------
TOTAL                                                      $9,436,350
                                                           ==========


LET'S TALK CELLULAR OF AMERICA, INC.

STATEMENT OF OPERATIONS
PERIOD ENDED JANUARY 31, 1997 (6 months)
-----------------------------------------------------------------------

REVENUES:
   Sales                                                 $ 5,615,016
   Usage commissions                                       6,064,381
   Other                                                     300,000
                                                       -------------

                        Total revenues                    11,979,397

COST OF SALES                                              5,346,647
                                                       -------------

GROSS PROFIT                                               6,632,750
                                                       -------------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
   Selling, general and administrative                    5,325,324
   Depreciation and amortization                            193,011
                                                       -------------

                        Total operating expenses           5,518,335
                                                       -------------
INCOME FROM OPERATIONS                                     1,114,415

OTHER EXPENSE- Interest expense, net                          80,681
                                                       -------------
INCOME BEFORE PROVISION FOR INCOME TAXES                   1,033,734

PROVISION FOR INCOME TAXES                                   356,000
                                                       -------------
NET INCOME                                               $   677,734
                                                       =============



STATEMENT OF CASH FLOWS
PERIOD ENDED JANUARY 31, 1997
----------------------------------------------------------------------
                                                         YTD 1997
                                                        ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)                                      $   677,734
 Income tax (expense)/credit                               356,000
 Losses on store closings                                        -
 Provision for settlements of litigation                         -
 Depreciation and amortization                             167,379
 Preopening amortization                                    25,633
(Increase)/Decrease in:                                          -
 Carrier receivables                                      (855,462)
 Inventory                                              (2,190,599)
 Prepaid expenses                                         (459,519)
 Trade receivables (c/c)                                    (7,594)
 Other assets                                             (103,078)
Increase/(Decrease) in:                                          -
 Trade accounts payable                                  1,041,055
 Accrued expense and other liab.                           347,136
 Income taxes payable                                      (89,675)
 Customer deposits                                         (25,864)
Cash provided by/(used in)                             -----------
 operating activities                                   (1,116,854)
                                                       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed assets acquisitions                               (1,575,230)
Store preopening costs                                    (105,717)
Proceeds from disposals                                          -
Cash provided by/(used in)                             -----------
 investing activities                                   (1,680,947)
                                                       -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital lease                                              (28,419)
Term Loan RNB                                              503,333
Proceeds from/(repayments of) shareholders loans                 -
Proceeds from capital contributions                              -
Line of credit increase/(decrease)                         (27,000)
Cash provided by/(used in)                             -----------
 financing activities                                      447,914
                                                       -----------

Net increase/(decrease) in cash                         (2,349,887)
Cash, beginning (including $1,009,194 in escrow)         3,366,366
Cash, ending                                           $ 1,016,479

                                                                Exhibits 7.1/7.3


                              OFFICERS' CERTIFICATE



         This certificate is delivered to Let's Talk Cellular & Wireless, Inc., a Florida corporation f/k/a Let's Talk Cellular of America, Inc., Merger Sub 1, Inc., a Delaware corporation, and Merger Sub 2, Inc., a Texas corporation (collectively, the "Buyers"), pursuant to Sections 7.1 and 7.3 of the Agreement and Plan of Merger (the "Agreement"), dated as of April 11, 1997 as amended and restated as of June __, 1997 by and between the Buyers and Telephone Warehouse, Inc., a Delaware corporation, National Cellular, Incorporated, a Texas corporation and Texas Cellular Partners, L.P., a Delaware limited partnership ("TCP"). Capitalized terms used herein without definition shall have the meanings as set forth in the Agreement.

         The undersigned hereby certify that they are the duly elected and acting President and Vice President and Secretary, respectively, of HIG Texas Cellular Company, the general partner of TCP and that the representations and warranties of TCP in Article II of the Agreement are true and complete on the date hereof and TCP has taken all actions and performed all covenants required under the Agreement to be performed by it, unless waived in writing by the Buyers.

         There has been no Material Adverse Change since April 11, 1997. No preliminary or permanent injunction or other Order issued by a court of competent jurisdiction or by any governmental agency, or any Regulation is in effect which would prevent the consummation of the transactions contemplated by the Agreement.

         IN WITNESS WHEREOF, we have signed this certificate this ____ day of June, 1997.


                                     TEXAS CELLULAR PARTNERS, L.P.

                                     By:  HIG Texas Cellular Company



                                     By:
                                          -------------------------------------
                                          Name:  Anthony Tamer
                                          Title:  President



                                     By:
                                          -------------------------------------
                                          Name:  Douglas Berman
                                          Title:  Vice President & Secretary

                                  Exhibit 7.5









                           Filed as Exhibit 10.3 to the
                           Registrant's Registration Statement
                           on Form S-1 (No. 333-34595).

                                  Exhibit 7.6









                           Filed as Exhibits 10.9 and 10.10 to the
                           Registrant's Registration Statement
                           on Form S-1 (No. 333-34595).

                                  Exhibit 7.8









                           Filed as Exhibit 10.16 to the
                           Registrant's Registration Statement
                           on Form S-1 (No. 333-34595).

                                                                Exhibits 8.1/8.3




                              OFFICERS' CERTIFICATE


         This certificate is delivered to Telephone Warehouse, Inc., a Delaware corporation ("TWI"), National Cellular, Incorporated, a Texas corporation ("NCI"), and Texas Cellular Partners, L.P., a Delaware limited partnership ("TCP" and, together with TWI and NCI, the "TWI Parties"), pursuant to Sections
8.1 and 8.3 of the Amended and Restated Agreement and Plan of Merger (the "Agreement"), dated as of June ___, 1997 by and between the TWI Parties and Let's Talk Cellular & Wireless, Inc., a Florida corporation, Merger Sub 1, Inc., a Delaware corporation ("Merger Sub 1"), and Merger Sub 2, Inc., a Texas corporation ("Merger Sub 2" and, together with Merger Sub 1, the "Buyers"). Capitalized terms used herein without definition shall have the meanings as set forth in the Agreement.

         The undersigned hereby certify that they are the duly elected and acting Chief Executive Officer and Chief Operating Office of each Buyer, and that the representations and warranties of each Buyer in Article III of the Agreement are true and complete on the date hereof and the Buyers have taken all actions and performed all covenants required under the Agreement to be performed by them, unless waived in writing by the TWI Parties.

         There has been no Material Adverse Change since April 11, 1997. No preliminary or permanent injunction or other Order issued by a court of competent jurisdiction or by any governmental agency, or any Regulation is in effect which would prevent the consummation of the transactions contemplated by the Agreement.

         IN WITNESS WHEREOF, we have signed this certificate this ____ day of June, 1997.


                              MERGER SUB 1, INC.



                              By:
                                   ------------------------------------------
                                   Name:  Nick Molina
                                   Title:  Chief Executive Officer



                              By:
                                   ------------------------------------------
                                   Name:  Brett Beveridge
                                   Title:  Chief Operating Officer



                              MERGER SUB 2, INC.



                              By:
                                   ------------------------------------------
                                   Name:  Nick Molina
                                   Title:  Chief Executive Officer



                              By:
                                   ------------------------------------------
                                   Name:  Brett Beveridge
                                   Title:  Chief Operating Officer